Exhibit 10.2

EXECUTION COPY

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

FIRST AMENDMENT
Dated as of January 27, 2017

to

NOTE PURCHASE AGREEMENT
Dated as of June 26, 2008

Re:
$145,000,000 6.72% Senior Notes, Series B, due June 26, 2018

FIRST AMENDMENT

THIS FIRST AMENDMENT dated as of January 27, 2017 (this “First Amendment”) amends the Note Purchase Agreement dated as of June 26, 2008 (the “Note Purchase Agreement”) among ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Company”), each of the Subsidiary Guarantors (as defined in the Note Purchase Agreement) listed on the signature pages hereto, and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”):

RECITALS:

A.     The Company and each of the Purchasers (as defined in the Note Purchase Agreement) heretofore entered into the Note Purchase Agreement, pursuant to which the Company issued $350,000,000 aggregate principal amount of its Senior Notes consisting of (a) $205,000,000 aggregate principal amount of its 6.28% Senior Notes, Series A, due June 26, 2015 (the “Series A Notes”), and (b) $145,000,000 aggregate principal amount of its 6.72% Senior Notes, Series B, due June 26, 2018 (the “Series B Notes” and, together with the Series A Notes, are collectively referred to herein as the “Notes”).  The Company repaid the Series A Notes on June 26, 2015.  The Noteholders are the holders of 100% of the outstanding principal amount of the Series B Notes.

B.     Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement, as amended hereby, unless herein defined or the context shall otherwise require.

C.     Each of the Subsidiary Guarantors will enter into the Subsidiary Guaranty Agreement concurrently herewith pursuant to which it will guarantee the obligations of the Company under the Note Purchase Agreement and the Notes.

D.     The Company has agreed to certain modifications to the terms and provisions of the Note Purchase Agreement as set forth herein, including the granting of collateral by the Company and certain of its Subsidiaries to a collateral agent for the equal and ratable benefit of the Noteholders and the lenders under the Bank Facility.

E.     The Noteholders have agreed to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

F.     All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof (the “Effective Date”), and in consideration of good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.     AMENDMENTS TO THE NOTE PURCHASE AGREEMENT.  The body of the Note Purchase Agreement is amended as set forth in the attached Exhibit A, it being understood and agreed that (a) each Schedule and Exhibit to the Note Purchase Agreement included in such Exhibit A shall be deemed to, as applicable, (i) replace the corresponding Schedule or Exhibit delivered as of the Original Closing Date or (ii) be added to the Note Purchase Agreement, and (b) Exhibit 2.2(b) to the Note Purchase Agreement shall be deleted in its entirety.

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1.     To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)     this First Amendment, the Intercreditor Agreement and each of the Collateral Documents has been duly authorized by all necessary corporate or other action on the part of the Company and/or the Subsidiary Guarantors party thereto and, in the case of each Collateral Document delivered on or prior to the date hereof, has been duly executed and delivered by the Company and/or the Subsidiary Guarantors party thereto, and each of this First Amendment, the Note Purchase Agreement (as amended hereby) and each Collateral Document constitutes (or, in the case of a Collateral Document delivered after the date hereof, will, when executed and delivered, constitute) the legal, valid and binding obligation, contract and agreement of the Company and/or the Subsidiary Guarantors party thereto enforceable against such Person(s) in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)     the execution and delivery of this First Amendment, the Intercreditor Agreement and each of the Collateral Documents by the Company and/or the Subsidiary Guarantors party thereto and the performance hereof and thereof, and of the Note Purchase Agreement, as amended hereby, by the Company and/or the Subsidiary Guarantors party thereto will not (1) violate (i) any provision of law, statute, rule or regulation or any such Person’s articles or certificate of incorporation or bylaws or other charter documents, (ii) any order of any court or any rule, regulation or order of any other agency or government binding upon any such Person, or (iii) any provision of any indenture, agreement or other instrument to which any such Person is a party or by which its properties or assets are or may be bound, or (2) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (1)(iii) of this Section 2.1(b);

(c)     no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this First Amendment, the Intercreditor Agreement or any

Collateral Document by the Company and/or any Subsidiary Guarantor party thereto or the performance hereof or thereof or of the Note Purchase Agreement, as amended hereby, by the Company or any Subsidiary Guarantor party thereto;

(d)     all the representations and warranties contained in Section 5 of the Note Purchase Agreement, as amended hereby, are true and correct in all material respects with the same force and effect as if made by the Company on and as of the Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date);

(e)     after giving effect to this First Amendment and the Bank Facility, no Default or Event of Default exists; and no Default or Event of Default under the Bank Facility exists or would result from the effectiveness of this First Amendment;

(f)     the Persons appearing as Subsidiary Guarantors on the signature pages to this First Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Note Purchase Agreement as amended hereby; and

(g)     neither the Company nor any Subsidiary has paid or agreed to pay, and neither the Company nor any Subsidiary will pay or agree to pay, any fees or other consideration to any Person in connection with the closing of the Bank Facility, other than (i) commitment fees and similar fees given in consideration of a new extension of credit under the Bank Facility, (ii) structuring, arrangement or similar fees solely for the account of the administrative agent and other lead arrangers and syndication agents or an affiliate thereof under the Bank Facility and (iii) out-of-pocket fees and expenses of legal counsel to the lenders under the Bank Facility and out-of-pocket fees and expenses of legal counsel to the Company and the Subsidiary Guarantors.

SECTION 3.     CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1.     This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied to the satisfaction of the Noteholders (which satisfaction shall be evidenced by the release from escrow of the signature page of the Noteholders to this First Amendment by Schiff Hardin LLP, special counsel to the Noteholders):

(a)     counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the Noteholders, shall have been delivered to the Noteholders (or their special counsel);

(b)     counterparts of the Intercreditor Agreement, duly executed by each of the parties thereto, shall have been delivered to the Noteholders (or their special counsel);

(c)     counterparts of the Subsidiary Guaranty Agreement, duly executed by each of the Subsidiary Guarantors, shall have been delivered to the Noteholders (or their special counsel);

(d)     counterparts of each of the Collateral Documents required to be delivered on or prior to the date hereof by the Note Purchase Agreement, as amended hereby, as are necessary to grant in favor of the Collateral Agent Liens in and to the Collateral as contemplated by this First Amendment and the Bank Facility, duly executed by the Company and/or the Subsidiary Guarantors party thereto and the Collateral Agent, shall have been delivered to the Noteholders (or their special counsel), together with:

(i)     certificates and instruments, if any, representing the securities Collateral referred to therein accompanied by undated stock powers or instruments of transfer executed in blank;

(ii)     UCC financing statements in form appropriate for filing under the UCC of all jurisdictions that the Noteholders may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement (except to the extent such Collateral is fixtures or “as extracted” collateral);

(iii)     certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name the Company or any Subsidiary Guarantor as debtor and that are filed in those state and county jurisdictions in which the Company or such Subsidiary Guarantor is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Noteholders deem necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Permitted Liens);

(iv)     a Perfection Certificate, duly executed by the Company and each Subsidiary Guarantor; and

(v)     evidence that all other actions, recordings and filings that the Noteholders may deem necessary or desirable in order to perfect the Liens created under the Collateral Documents (except with respect to fixture filings related to the Mortgaged Properties and “as-extracted” collateral filings) have been taken;

(e)     the Company shall have delivered to each Noteholder (or special counsel to the Noteholders) certified copies of the Bank Facility and, to the extent requested by the Noteholders, the other Related Documents, all of which shall be in form and substance reasonably satisfactory to the Noteholders;

(f)     the Noteholders (or their special counsel) shall have received (1) copies of the articles or certificate of incorporation or organization of the Company and each Subsidiary Guarantor, together with all amendments, certified by the appropriate governmental officer in its jurisdiction of incorporation or organization, (2) a certificate of good standing for the Company and each Subsidiary Guarantor and (if applicable) each general partner or managing member thereof, dated as of a recent date and certified by the Secretary of State or other appropriate governmental officer in its jurisdiction of incorporation or organization, (3) a certificate of the Secretary of State or other appropriate governmental officer of each jurisdiction in which the Company or any Subsidiary Guarantor or (if applicable) any general partner or managing member thereof is required to be qualified to do business, dated as of a recent date and stating that such Person is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company, as applicable, in such State and has filed all annual reports required to be filed to the date of such certificate, (4) copies, certified by the Secretary or Assistant Secretary of the Company and each Subsidiary Guarantor, of its bylaws, operating agreement or other internal governance documents, together with all amendments thereto, and (5) copies, certified by the Secretary or Assistant Secretary of the Company and each Subsidiary Guarantor, of the resolutions or actions of its Board of Directors or other governing body authorizing the execution of this First Amendment, the Intercreditor Agreement and the Collateral Documents to which such Person is a party;

(g)     the Noteholders (or their special counsel) shall have received an incumbency certificate, executed by a Secretary or Assistant Secretary of the Company and each Subsidiary Guarantor, which shall identify by name and title and bear the signatures of the authorized officers of such Person authorized to sign this First Amendment, the Intercreditor Agreement and each Collateral Document to which it is a party;

(h)     (1) the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and (2) before giving effect to the transactions contemplated by this First Amendment and the other Related Documents, no event shall have occurred since December 31, 2015 that could reasonably be expected to have a Material Adverse Effect, and each Noteholder shall have received an Officer’s Certificate certifying as to the matters in the foregoing clauses (1) and (2);

(i)     the Noteholders shall have received a certificate attesting to the Solvency of the Company and each Subsidiary Guarantor, in each case individually and together with its Subsidiaries, before and after giving effect to the transactions contemplated by this First Amendment and the other Related Documents, from the chief financial officer (or person performing similar functions) of the Company;

(j)     the Noteholders shall have received a five year Business Plan in form and scope satisfactory to the Noteholders;

(k)     the Noteholders shall have received a favorable opinion of (1) Rose Grasch Camenisch Mains PLLC, special counsel for the Company and the Subsidiary Guarantors, in substantially the form of such opinion pre-approved by counsel to the Noteholders prior to the Effective Date, and (2) Stoll Keenon Ogden PLLC, New York counsel for the Company and the Subsidiary Guarantors, in substantially the form of such opinion pre-approved by counsel to the Noteholders prior to the Effective Date;

(l)     the Noteholders shall have received such other documents and certificates as the Noteholder or their special counsel may reasonably request relating to any legal matters relating to the Company or any of its Subsidiaries, this First Amendment, the Intercreditor Agreement or the Collateral Documents, all in form and substance satisfactory to the Noteholders and their counsel; and

(m)     the Company shall have paid the fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, execution and delivery of this First Amendment and the Intercreditor Agreement and the transactions contemplated hereby and thereby.

SECTION 4.     MISCELLANEOUS.

4.1.     This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as amended or otherwise affected hereby, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2.     Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

4.3.     None of the terms or conditions of this First Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 17.1 of the Note Purchase Agreement, as amended hereby.

4.4.     The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.5.     This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

4.6.     The execution and delivery hereof by the parties hereto shall constitute a contract between the parties hereto for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

[Remainder of page intentionally left blank.]

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

By:	ALLIANCE RESOURCE MANAGEMENT

GP, LLC, its Managing General Partner

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

[Signature Page to First Amendment]

ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE MINERALS, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ALLIANCE WOR PROPERTIES, LLC
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
BACKBONE MOUNTAIN, LLC
CR MACHINE SHOP, LLC
CR SERVICES, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HAMILTON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MID-AMERICA CARBONATES, LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
ROUGH CREEK MINING, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
UC COAL, LLC
UC MINING, LLC
UC PROCESSING, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC
WHITE OAK RESOURCES LLC
WOR LAND 6, LLC

By:	/s/ Cary P. Marshall
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

[Signature Page to First Amendment]

MATRIX DESIGN INTERNATIONAL, LLC

By:	/s/ Cary P. Marshall
	Name:	Cary P. Marshall
	Title:	Authorized Agent

[Signature Page to First Amendment]

Accepted and Agreed to:

ENSIGN PEAK ADVISORS, INC.

By	/s/ Matthew D. Dall
	Name:	Matthew D. Dall
	Title:	Head of Credit Research

[Signature Page to First Amendment]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Timothy M. Laczkowski
Vice President

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THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Brian Keating
	Name:	Brian Keating
	Title:	Managing Director

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PROTECTIVE LIFE INSURANCE COMPANY

By	/s/ Philip E. Passafiume
	Name:	Philip E. Passafiume
	Title:	Director, Fixed Income

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	Allianz Investment Management LLC as the authorized signatory and investment manager

By	/s/ Lawrence Halliday
	Name:	Lawrence Halliday
	Title:	Managing Director

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LIFE INSURANCE COMPANY OF THE SOUTHWEST

By:	/s/ Andrew Ebersole
	Name:	Andrew Ebersole
	Title:	Head of Private Placements

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EQUITRUST LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M. Robinson
	Name:	Kevin M. Robinson
	Title:	Attorney-in-Fact

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TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, its investment manager

By	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

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OHIO NATIONAL LIFE ASSURANCE CORPORATION

By	/s/ Gary Rodmaker
	Name:	Gary Rodmaker
	Title:	Vice President

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By	/s/ Gary Rodmaker
	Name:	Gary Rodmaker
	Title:	Vice President

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NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By	/s/ R.A. Mucci
	Name:	R.A. Mucci
	Title:	Executive Vice President & Treasurer

SETTLERS LIFE INSURANCE COMPANY

By	/s/ R.A. Mucci
	Name:	R.A Mucci
	Title:	VP & Treasurer

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PECAN RE INC.

By:	Conning, Inc. (f/k/a Conning Asset Management Company), as Investment Manager

By:	/s/ Samuel Otchere
	Name:	Samuel Otchere
	Title:	Director

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FARM BUREAU LIFE INSURANCE COMPANY

By	/s/ Herman L. Riva
	Name:	Herman L. Riva
	Title:	Securities Vice President

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EXHIBIT A

COMPOSITE COPY TO REFLECT MODIFICATIONS PURSUANT TO THE FIRST AMENDMENT DATED AS OF JANUARY 27, 2017

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

$205,000,000 6.28% Senior Notes, Series A, due June 26, 2015

$145,000,000 6.72% Senior Notes, Series B, due June 26, 2018

NOTE PURCHASE AGREEMENT

Dated as of June 26, 2008

Section 22.5. Construction, Etc	61

Section 22.6. Counterparts	61

Section 22.7. Governing Law	62

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial	62

Section 22.9. Recourse Only to the Company and the Subsidiary Guarantors; Non-Recourse to the General Partner, the Special General Partner and Associated Persons	62

Section 22.10. Collateral Matters	63

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SCHEDULE A	−	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	−	DEFINED TERMS

SCHEDULE 2.2(a)	−	Subsidiary Guarantors

SCHEDULE 5.1	−	Company Equity Interests

SCHEDULE 5.3	−	Disclosure Materials

SCHEDULE 5.4	−	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	−	Specified Financial Statements as of date of Closing

SCHEDULE 5.5A	−	Specified Financial Statements as of date of First Amendment

SCHEDULE 5.8	−	Certain Litigation

SCHEDULE 5.15	−	Existing Debt

SCHEDULE 5.15A	−	Debt Existing on the Date of the First Amendment

SCHEDULE 5.21	−	Existing Plans

SCHEDULE 5.23	−	Debt and Equity Securities

SCHEDULE 5.25	−	Mines and Mining Facilities

SCHEDULE 5.26	−	Mortgaged Property

SCHEDULE 9.11(d)(ii)	−	Title Policies Properties

SCHEDULE 9.11(d)(v)	−	Material Leased Surface Properties

SCHEDULE 10.2	−	Existing Liens

SCHEDULE 10.3(c)	−	Surviving Debt

SCHEDULE 10.7	−	Existing Investments

SCHEDULE 10.19	−	Schedule of Specified Affiliate Transactions

EXHIBIT 1	−	Form of 6.28% Senior Note, Series A due June 26, 2015

EXHIBIT 2	−	Form of 6.72% Senior Note, Series B, due June 26, 2018

EXHIBIT 2.2(a)	−	Form of Subsidiary Guaranty Agreement

EXHIBIT 4.4(a)	−	Form of Opinion of Special Counsel for the Company and Original Subsidiary Guarantors

EXHIBIT 4.4(b)	−	Form of Opinion of Counsel for the Company and the Original Subsidiary Guarantors

EXHIBIT 4.4(c)	−	Form of Opinion of Special Counsel for the Purchasers

ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

1717 South Boulder Avenue

Tulsa, Oklahoma 74119

$205,000,000 6.28% Senior Notes, Series A, due June 26, 2015

$145,000,000 6.72% Senior Notes, Series B, due June 26, 2018

Dated as of June 26, 2008

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

ALLIANCE RESOURCE OPERATING PARTNERS, L.P., a Delaware limited partnership (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.     AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (a) $205,000,000 aggregate principal amount of its 6.28% Senior Notes, Series A, due June 26, 2015 (the “Series A Notes”) and (b) $145,000,000 aggregate principal amount of its 6.72% Senior Notes, Series B, due June 26, 2018 (the “Series B Notes”; the Series A Notes and the Series B Notes being hereinafter collectively referred to as the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13).  The Notes shall be substantially in the form set out in Exhibit 1 or Exhibit 2, as the case may be.  Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.     SALE AND PURCHASE OF NOTES.

Section 2.1.     Purchase and Sale of Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the same series specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2.     Subsidiary Guaranty Agreement.  (a)The payment by the Company of all amounts due with respect to the Notes will be absolutely and unconditionally guaranteed by the Subsidiaries listed on Schedule 2.2(a) (collectively, the “Original Subsidiary Guarantors” and together with any additional Subsidiary who delivers a guaranty pursuant to Section 10.18, the

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“Subsidiary Guarantors”) pursuant to the amended and restated guaranty agreement substantially in the form of Exhibit 2.2(a) attached hereto and made a part hereof (as the same may be amended, modified, restated, extended or renewed, the “Subsidiary Guaranty Agreement”).

(b)     The enforcement of the rights and benefits in respect of the Subsidiary Guaranty Agreement and the Collateral Documents and the allocation of proceeds thereof shall be subject to the Intercreditor Agreement.

(c)     The holders of the Notes acknowledge and agree that such holders will discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty Agreement to which it is a party pursuant to the written request of the Company, provided that (i) either (1) such Subsidiary Guarantor has been released and discharged as an obligor and guarantor under and in respect of all Debt of the Company due and owing pursuant to the Bank Facility and all other Qualified Debt Agreements or (2) such Subsidiary Guarantor is sold, disposed of or otherwise transferred within the limitations of Section 10.5, the Bank Facility and all other Qualified Debt Agreements, and the Company so certifies to the holders of the Notes in a certificate which accompanies such request for release and discharge, (ii) any such release and discharge shall be expressly conditioned upon receipt by the holders of the Notes of a written agreement executed by the Company pursuant to which the Company shall agree that if, for any reason whatsoever, the Subsidiary Guarantor to be released thereafter becomes an obligor or guarantor under and in respect of any Debt of the Company, then the Company shall cause such Subsidiary Guarantor to contemporaneously provide written notice thereof to the holders of the Notes accompanied by an executed Subsidiary Guaranty Agreement of such Subsidiary Guarantor, and (iii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes to the effect that no Default or Event of Default exists immediately prior to such release and discharge or would exist immediately after giving effect thereto.

(d)     The Company agrees that it will not, nor will it permit any Subsidiary or Affiliate to, directly or indirectly, pay or cause to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Company or of any Subsidiary Guarantor as consideration for or as an inducement to the entering into by any such creditor of any release or discharge of any Subsidiary Guarantor with respect to any liability of such Subsidiary Guarantor as an obligor or guarantor under or in respect of Debt of the Company, unless such consideration or remuneration is concurrently paid, on the same terms, ratably to the Noteholders of all of the Notes then outstanding.

SECTION 3.     CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the “Closing”) on June 26, 2008 or on such other Business Day thereafter on or prior to June 26, 2008 as may be agreed upon by the Company and the Purchasers.  At the Closing, the Company will deliver to each Purchaser the Notes of the series to be purchased by such Purchaser in the form of a single Note of each series of the Notes so to be purchased or such greater number of Notes in denominations of at least $200,000 as such Purchaser may request, dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of

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immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the bank and the account number thereof specified in the Funding Instruction Letter delivered pursuant to Section 4.12.  If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.     CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.     Representations and Warranties.  (a)The representations and warranties of the Company in this Agreement shall be correct (or, if not qualified by a standard of materiality, correct in all material respects) when made and at the time of the Closing (except to the extent the same relate to an earlier date, in which case they shall have been correct (or, if not qualified by a standard of materiality, correct in all material respects) as of such earlier date).

(b)     The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty Agreement shall be correct when made and at the time of the Closing (except to the extent the same relate to an earlier date, in which case they shall have been correct (or, if not qualified by a standard of materiality, correct in all material respects) as of such earlier date).

Section 4.2.     Performance; No Default.  (a)The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

(b)     Each Subsidiary Guarantor shall have performed and complied in all material respects with all agreements and conditions contained in the Subsidiary Guaranty Agreement required to be performed and complied with by it prior to or at the Closing, and after giving effect to the issue and sale of Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3.     COMPLIANCE CERTIFICATES.

(a)     Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a),  4.2(a) and 4.9 have been fulfilled.

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(b)     Subsidiary Guarantor Officer’s Certificate.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of an authorized officer (or, in the case of Alliance Coal, LLC, a certificate of an officer of its managing member), dated the date of the Closing, certifying that the conditions set forth in Sections 4.1(b),  4.2(b) and 4.9 have been fulfilled.

(c)     Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of the Secretary or Assistant Secretary of its managing general partner, dated the date of Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery by the Company of the Notes and this Agreement.

(d)     Subsidiary Guarantor Secretary’s Certificate.  Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary (or, in the case of Alliance Coal, LLC, a certificate of the Secretary or Assistant Secretary of its managing member), dated the date of Closing, certifying as to the resolutions attached thereto and other legal proceedings relating to the authorization, execution and delivery by such Subsidiary Guarantor of the Subsidiary Guaranty Agreement.

Section 4.4.     Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing, (a) from Katten Muchin Rosenman LLP, counsel for the Company and the Original Subsidiary Guarantors, substantially in the form set forth in Exhibit 4.4(a) (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from R. Eberley Davis, Esq., counsel for the Company and the Original Subsidiary Guarantors, substantially in the form set forth in Exhibit 4.4(b) (and the Company hereby instructs such counsel to deliver such opinion to such Purchasers) and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.     Subsidiary Guaranty Agreement.  Such Purchaser shall have received a counterpart original of the Subsidiary Guaranty Agreement, duly executed and delivered by each Original Subsidiary Guarantor, and said Subsidiary Guaranty Agreement shall be in full force and effect.

Section 4.6.     Intercreditor Agreement.  Such Purchaser shall have received a counterpart original of the Intercreditor Agreement, duly executed and delivered by each Purchaser, each Original Subsidiary Guarantor, the Company and JPMorgan Chase Bank, N.A. as Paying Agent under the Bank Facility, and said Intercreditor Agreement shall be in full force and effect.

Section 4.7.     Purchase Permitted by Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty

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or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.8.     Sale of Other Notes.  Contemporaneously with the Closing, the Company shall sell to each other Purchaser, and each other Purchaser shall purchase, the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.9.     Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

Section 4.10.     Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

Section 4.11.     Changes in Legal Structure.  Neither the Company nor any of the Original Subsidiary Guarantors shall have changed its respective jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 other than any merger, consolidation or succession to liabilities of any Person in connection with an Asset Acquisition that is permitted under the terms hereof.

Section 4.12.     Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company (the “Funding Instruction Letter”) confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.13.     Proceedings and Documents.  All legal and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1.     Organization; Power and Authority.  The Company is a limited partnership duly formed and validly existing under the laws of the State of Delaware, and is duly

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licensed or qualified as a foreign limited partnership in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the legal power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.  The name of each Person holding an Equity Interest in the Company (including a description of the nature of such interest) is set forth on Schedule 5.1.

Section 5.2.     Authorization, Etc.  (a)This Agreement and the Notes have been duly authorized by all necessary legal action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)     Authorization by Original Subsidiary Guarantors.  The Subsidiary Guaranty Agreement has been duly authorized by all necessary action on behalf of the applicable Original Subsidiary Guarantor, and the Subsidiary Guaranty Agreement constitutes a legal valid and binding obligation of the applicable Original Subsidiary Guarantor enforceable against such Original Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.     Disclosure.  The Company, through its agents, Citigroup Global Capital Markets and JP Morgan Securities Inc., delivered to each Purchaser a copy of a Private Placement Memorandum, dated May 2008 (the “Memorandum”), relating to the transactions contemplated hereby.  As of the date of the Closing, the Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries.  Except as disclosed in Schedule 5.3, as of the date of the Closing, this Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, together with the MLP’s (i) annual report on Form 10-K for the period ended December 31, 2007, (ii) quarterly report on Form 10-Q for the quarterly period ended March 31, 2008 and (iii) all current reports filed on Form 8-K since December 31, 2007, whether or not incorporated by reference, in whole or in part, in the Memorandum, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered (or, in the case of the periodic or current reports filed on Forms 10-K, 10-Q or 8-K, made available on the SEC’s website) to each Purchaser prior to June 6, 2008 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  As of the date of the Closing, except as disclosed in the Disclosure Documents, since December 31, 2007, there has been no change in

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the financial condition, operations, business, properties or prospects of the Company or any of its Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  As of the date of the Closing, there is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.  As of the date of the Closing, after giving effect to the execution and delivery of the Notes, this Agreement and the Subsidiary Guaranty Agreement and the consummation of the transactions contemplated herein and therein, the Company and the Original Subsidiary Guarantors will be Solvent.

Section 5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates.  (a)Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, whether such Subsidiary is an Original Subsidiary Guarantor, the correct name thereof, the jurisdiction of its organization or formation, and the percentage of shares, interests or units of each class of its Capital Stock outstanding and owned by the Company and each other Subsidiary and (ii) of the Company’s Affiliates, other than Subsidiaries.

(b)     All of the outstanding shares, interests or units of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid (to the extent required under the Partnership Agreement or by the Subsidiary’s operating agreement, in the case of a partnership, or a limited liability company) and nonassessable (except as such non-assessability may be affected by the Delaware Revised Uniform Limited Partnership Act in the case of the Company or by Section 18-607 of the Delaware Limited Liability Company Act or Section 275.230 of the Kentucky Limited Liability Company Act, as applicable, in the case of a limited liability company) and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c)     Each Subsidiary identified in Schedule 5.4 is a limited liability company, corporation or other legal entity duly organized or formed and, validly existing under the laws of its jurisdiction of organization or formation, and is duly qualified in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the legal power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)     No Subsidiary is a party to, or otherwise subject to, any legal, regulatory, contractual or other restriction (other than this Agreement, the Bank Facility and the agreements listed on Schedule 5.4 and customary limitations imposed by applicable law or similar statutes) restricting the ability of such Subsidiary to make any distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock of such Subsidiary.

Section 5.5.     Financial Statements; Material Liabilities.  As of the date of the Closing, the Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5.  As of the date of the First

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Amendment, the Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed on Schedule 5.5A.  All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6.     Compliance with Laws, Other Instruments, Etc.  Neither the execution, delivery and performance by the Company of this Agreement and the Notes nor the execution, delivery and performance of the Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors will (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, articles of formation, partnership agreement, operating agreement, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary except in the cases of clauses (a), (b) and (c) such contraventions, breaches, defaults, conflicts and violations which could not reasonably be expected to have a Material Adverse Effect.

Section 5.7.     Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the (a) execution, delivery or performance by the Company of this Agreement or the Notes or (b) the execution, delivery and performance of the Subsidiary Guaranty Agreement by the Original Subsidiary Guarantors.

Section 5.8.     Litigation; Observance of Agreements, Statutes and Orders.  (a)Except as disclosed in Schedule 5.8, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)     Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws, the USA Patriot Act or any of the other laws and regulations that are referred to in Section 5.16) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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Section 5.9.     Taxes.  The Company and its Subsidiaries have filed all income tax returns and all other material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate.

Section 5.10.     Title to Property; Leases.  The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet of the MLP for the year ended December 31, 2007 and referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.  All properties of the Company and its Subsidiaries (whether owned with a freehold or leasehold interest) that are used in the conduct of their respective businesses and that are individually or in the aggregate, Material, are in a sufficient state of repair and condition to enable such businesses, taken as a whole, to be carried on effectively.

Section 5.11.     Licenses, Permits, Etc.  (a)The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others other than such conflicts that could not reasonably be expected to have a Material Adverse Effect.

(b)     To the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)     To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12.     Compliance with ERISA.  (a)The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the

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Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)     The present value of the aggregate benefit liabilities under each of the Plans that is subject to Title IV of ERISA (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $10,000,000 in the aggregate for all Plans.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)     The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)     The expected post retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 49808 of the Code) of the Company and its Subsidiaries is not Material.

(e)     The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that constitutes a non-exempt prohibited transaction within the meaning of Section 406(a) of ERISA, or in connection with which a tax could reasonably be expected to be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.     Private Offering by the Company.  Neither the Company nor anyone authorized to act on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 65 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone authorized to act on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.  For purposes of this Section 5.13 and Section 6.1 only, each reference to the Notes shall be deemed to include a reference to the Subsidiary Guaranty Agreement.

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Section 5.14.     Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes as set forth in Section 1 of the Memorandum under the heading “The Offering and Use of Proceeds”.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.     Existing Debt; Future Liens.  (a)Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of the date of the Closing (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), and Schedule 5.15A sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of the date of the First Amendment (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any).  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect in the payment of any principal or interest on any Debt of the Company or such Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)     Neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.2.

(c)     Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company or any Subsidiary, except as specifically indicated in Schedule 5.15 or Schedule 5.15A.

Section 5.16.     Foreign Assets Control Regulations, Etc.  (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b)     Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is

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under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c)     No part of the proceeds from the sale of the Notes hereunder:

(i)     constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii)     will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii)     will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d)     The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17.     Status under Certain Statutes.  Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.     Notes Rank Pari Passu.  The obligations of the Company under this Agreement and the Notes, and each Original Subsidiary Guarantor’s obligations under the Subsidiary Guaranty Agreement will, upon the issuance of the Notes and the execution and delivery of the Subsidiary Guaranty Agreement, respectively, rank at least pari passu in right of payment with all obligations under the Bank Facility and each other Qualified Debt Agreement.

Section 5.19.     Environmental Matters.  (a)Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)     Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or

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formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c)     Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

(d)     All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

Section 5.20.     Reserves Relating to Mining Business.  To the best knowledge of the Company, the Company and its Subsidiaries maintain adequate reserves for future costs associated with any lung disease claim alleging pneumoconiosis or silicosis or arising out of exposure or alleged exposure to coal dust or the coal mining environment, and such reserves are not less than those required by GAAP.

Section 5.21.     ERISA.  Set forth on Schedule 5.21 is a complete and accurate list as of the date of the First Amendment of all Plans and Multiemployer Plans.

Section 5.22.     Liens.  There are no Liens of any nature whatsoever on any assets of the Company or any Subsidiary Guarantor other than:  (a) Liens granted pursuant to the Collateral Documents, (b) other Liens in existence on the date of the First Amendment as reflected on Schedule 10.2, (c) Permitted Liens and (d) such other Liens as permitted by the Collateral Documents.

Section 5.23.     Investments.  Set forth on Schedule 5.23 is a complete and accurate list of all Investments consisting of Debt or equity securities held by the Company or any of its Subsidiaries on the date of the First Amendment, showing as of such date the amount, obligor or issuer and maturity, if any, thereof.

Section 5.24.     Collateral Matters.  The provisions of the Collateral Documents create legal and valid Liens on all the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, and, upon the filing of appropriate UCC financing statements and, with respect to any intellectual property, filings in the United States Patent and Trademark Office and the United States Copyright Office, or taking such other action as may be required for perfection under applicable law, such Liens will constitute, to the extent required by the Collateral Documents, perfected and continuing Liens on the Collateral, securing the obligations of the Company and the Subsidiary Guarantors under this Agreement, the Notes and the other Note Documents and the other Secured Obligations, enforceable against the Company and each Subsidiary Guarantor party thereto, and having priority over all other Liens on the Collateral except (a) to the extent any such Liens would have priority over the Liens in favor of the Collateral Agent pursuant to any applicable law, (b) in the case of Liens perfected only by possession (including possession of any certificate of title) to the extent the Collateral Agent has not obtained or does not maintain possession of such Collateral, (c) to the extent that perfection

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of such security interests and Liens are not required by the Note Documents, (d) Liens that are Permitted Liens under paragraphs (a), (b), (c) and (e) of the definition of Permitted Liens, (e) Permitted Encumbrances and (f) Liens in Collateral consisting of real property or fixtures or Liens in As-Extracted Collateral (as defined in the Security Agreement), each of which will not be perfected until the execution, acknowledgment and proper recordation of Mortgages and the filing of UCC fixture filings and/or “as extracted” financing statements, as applicable, in accordance with the requirements set forth in Section 9.10 or 9.11(d).

Section 5.25.     Mining Facilities.  Each of the Company and each Subsidiary Guarantor has an undivided fee simple title to the real property interest (including interests in surface and/or coal mining rights) or a leasehold interest in an undivided interest in the real property interest (including interests in surface and/or coal mining rights) together with no less than those real properties, easements, licenses, privileges, rights and appurtenances as are necessary to mine, remove, process and transport coal in the manner operated at such time (subject only to Permitted Encumbrances and such other Liens as permitted by the Collateral Documents) to all active Mining Facilities covered by outstanding permits, approvals, consents, franchises, licenses or similar authorizations issued by a Governmental Authority to the Company or such Subsidiary Guarantor to the extent necessary to conduct its business as currently conducted and to utilize such properties for their intended purpose. Schedule 5.25 accurately describes in all material respects all Mining Facilities owned, leased or operated by the Company and its Subsidiaries as of the date of the First Amendment, including the location of such Mining Facilities and indicates which Mining Facilities are active or inactive.  Neither the Company nor any of its Subsidiaries own, as of the date of the First Amendment, support operations that are material to the operation of the active Mining Facilities that are not listed on the portion of Schedule 5.26 labeled “Other” (the properties labeled “Other” on such Schedule 5.26, collectively, the “Other Facilities”).

Section 5.26.     Mortgaged Properties.

(a)     Schedule 5.26 sets forth a complete and accurate list as of the date of the First Amendment of the locations of the Mortgaged Property held by the Company or any of its Subsidiaries and all leases, including Mining Leases, of the Mortgaged Property to which Company or any of its Subsidiaries are a party (except for those leases for which Company or any of its Subsidiaries are the lessors), and in the case of any surface leases or subleases for the active Mining Facilities or the Other Facilities on which facilities are located, whether such lease, sublease or other instrument requires the consent of the landlord or counterparty thereunder or other parties thereto in order to grant the Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties and the other secured parties, if any, under the Security Agreement.

(b)     The Mortgages to be executed and delivered pursuant to Sections 9.10 and 9.11 will, when executed, acknowledged, delivered, filed and recorded in the proper real estate filing office or recording offices, be, effective to create in favor of the Collateral Agent (for the benefit of the Secured Parties) a legal, valid and enforceable first priority Lien on all of the right, title and interest of the Company or the applicable Subsidiary Guarantor in and to the Mortgaged Property (as such term is defined in the applicable Mortgage) thereunder, and when such Mortgages are filed or recorded in the proper real estate filing or recording offices, and all

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relevant mortgage taxes and recording charges are duly paid, the Collateral Agent (for the benefit of the Secured Parties) shall have a perfected first priority Lien on, and security interest in, all right, title, and interest of the Company or the applicable Subsidiary Guarantor in such Mortgaged Property prior and superior in right to the Lien of any other person, except for Permitted Liens and Permitted Encumbrances.

SECTION 6.     REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.     Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.     Source of Funds.  Each Purchaser, and each Person who receives a Note in an exchange therefor or transfer thereof pursuant to Section 13.2, severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser or transferee, as applicable, to pay the purchase price of the Notes to be purchased by such Purchaser or transferee, as applicable, hereunder:

(a)     the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed ten percent (10%) of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)     the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)     the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1, or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as have been disclosed by such Purchaser to the

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Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)     the Source constitutes assets of an “investment fund” (within the meaning of Part V of the QPAM Exemption) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(l) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed (i) 20% of the total client assets managed by such QPAM, or (ii) 10% of the assets of the investment fund, the conditions of Parts 1(c), (d), (f) and (g) of the QPAM Exemption are satisfied, and as of the last day of its most recent calendar quarter, the QPAM does not own a 10% or more interest in the Company and no Person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 20% or more interest in the Company (or less than 20% but greater than 10%, if such person exercises control over the management or policies of the Company by reason of its ownership interest) and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (d); or

(e)     the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Parts I(a), (c), (d), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a Person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (e); or

(f)     the Source is a governmental plan which is not subject to any law which is similar to section 406 of ERIS A or section 4975 of the Code; or

(g)     the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing at least five (5) Business Days prior to the date this representation is made pursuant to this clause (g); or

(h)     the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and which is not subject to any law which is similar to sections 406 of ERISA or 4975 of the Code.

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As used in this Section 6.2, the terms “employee benefit plan”, “governmental plan”, “party in interest” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

In the event a Purchaser or transferee shall disclose a plan pursuant to clause (c), (d), (e) or (g) of this Section 6.2 and the Company is either a “party in interest” or “disqualified person” with respect to such plan, the Company shall promptly deliver a certificate to such Purchaser or transferee to such effect.  In the event the Company is either a “party in interest” or “disqualified person” with respect to such plan, such Purchaser or transferee, as applicable, shall use a different Source to pay the purchase price of the Notes, and which source shall be able to make the representation set forth in this Section 6.2.

SECTION 7.     INFORMATION AS TO THE COMPANY.

Section 7.1.     Financial and Business information.  The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a)     Quarterly Statements — as soon as available, but in any event within 60 days after the end of each quarterly fiscal period in each Fiscal Year of the Company (other than the last quarterly fiscal period of each such Fiscal Year), duplicate copies of:

(i)     an unaudited consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)     an unaudited consolidated statement of income, changes in partners’ equity and cash flows of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the Fiscal Year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments; provided that delivery within the time period specified above of copies of the MLP’s SEC Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including, for this purpose, the Company’s Subsidiaries) be deemed to satisfy the requirements of this Section 7.1(a);  provided,  further, that the Company shall be deemed to have made such delivery of such SEC Form 10-Q if it shall have timely made such SEC Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at:  http//www.ARLP.com or after the date of this Agreement at such other web page specified in a notice to the Purchasers) and shall have given each Purchaser prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

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(b)     Annual Statements − as soon as available, but in any event within 120 days after the end of each Fiscal Year of the Company, duplicate copies of,

(i)     a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii)     consolidated statements of income, changes in partners’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by a report and opinion thereon of independent public accountants of recognized national standing, which opinion shall be without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based and shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with the standards of the Public Company Accounting Oversight Board (United States), and that such audit provides a reasonable basis for such opinion in the circumstances; provided that the delivery within the time period specified above of the MLP’s SEC Form 10-K for such Fiscal Year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC shall, so long as the only material operating entity and other assets held by the MLP are, and the only material liabilities of the MLP are liabilities of, the Company (including, for this purpose, the Company’s Subsidiaries), be deemed to satisfy the requirements of this Section 7.1(b); and provided,  further, that the Company shall be deemed to have made such delivery of such SEC Form 10-K if it shall have timely made Electronic Delivery thereof;

(c)     SEC and Other Reports − promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the MLP, the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability or to its public securities holders generally) and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the MLP, the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the MLP, the Company or any Subsidiary to the public concerning developments that are Material; provided that the Company shall be deemed to have made delivery of such reports, statements and releases if it shall have timely made Electronic Delivery thereof;

(d)     Notice of Default or Event of Default − promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action

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with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)     Annual Business Plan − as soon as available, and in any event within120 days after the end of each Fiscal Year, a Business Plan;

(f)     Available Cash Report —within 60 days (or in the case of the fourth fiscal quarter, 120 days) following the end of each fiscal quarter of the Company, a report of Available Cash, cash reserves (including, in the case of any such cash distribution the cash reserve withheld from distribution that is necessary for the proper conduct of business (including reserves for future capital expenditures) as set forth in the most recent Business Plan delivered to the holders of the Notes pursuant to clause (e) above and other related items of the Company and its Subsidiaries in form and substance satisfactory to the Required Holders;

(g)     ERISA Matters − promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)     with respect to any Plan that is subject to Title IV of ERISA, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)     the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERIS A for the termination of, or the appointment of a trustee to administer, any Plan that is subject to Title IV of ERISA, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)     any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(h)     Notices from Governmental Authority − promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

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(i)     Resignation or Replacement of Auditors − within 10 days following the date on which the auditors of the Company or the MLP resign or the Company or the MLP elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request;

(j)     Environmental Reports; Insurance Summary — concurrently with the delivery thereof to the administrative agent or any lender under the Bank Facility, a copy of (i) each environmental assessment report with respect to any property of the Company or any Subsidiary and (ii) each report summarizing the insurance coverage then in effect for the Company and its Subsidiaries;

(k)     Coal and Mining Agreements − promptly after the occurrence thereof, notice of any material change to any material coal sales agreement or material contract, contract mining agreement or coal purchase agreements to which the Company or any of its Subsidiaries is a party;

(l)     Rating Agency Reports − promptly upon receipt thereof, copies of any statement or report furnished by any rating agency to the Company or any of its Subsidiaries in connection with the Notes.

(m)     Collateral Information − concurrently with the delivery of financial statements pursuant to Section 7.1(b), commencing with the financial statements for the Fiscal Year ending December 31, 2017, a Perfection Certificate Supplement and a certificate of a Responsible Officer certifying that all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction necessary to protect and perfect the security interests and Liens under the Collateral Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period);

(n)     Change of Name, Identity or Structure — promptly, and in any event no less than 30 days (or such lesser notice period agreed to by the Required Holders, it being understood and agreed that any lesser notice period agreed to in writing by the administrative agent under the Bank Facility shall be deemed to apply to this clause (n); provided that any such notice required under this clause (n) shall be delivered concurrently with any similar notice under the Bank Facility) prior to any change (i) in the legal name of the Company or any Subsidiary Guarantor, (ii) in the location of the chief executive office of the Company or any Subsidiary Guarantor, (iii) in the identity or organizational structure of the Company or any Subsidiary Guarantor, (iv) in the Federal Taxpayer Identification Number or organizational identification number, if any, of the Company or any Subsidiary Guarantor, or (v) in the jurisdiction of organization of the Company or any Subsidiary Guarantor (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), written notice (in the form of a certificate signed by a Responsible Officer) reflecting its intention to do so, clearly describing such change and providing

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such other information in connection therewith as the Collateral Agent or the Required Holders may request, together with evidence reasonably satisfactory to the Collateral Agent that the Company or such Subsidiary Guarantor shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable (and the Company and each Subsidiary Guarantor shall promptly provide the holders of the Notes with certified Constitutive Documents reflecting any of the changes described above); and

(o)     Requested Information − with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the MLP, the Company or any of its Subsidiaries (including, but without limitation, actual copies of the MLP’s SEC Form 10-Q and SEC Form 10-K) or relating to the ability of the Company to perform its obligations hereunder, under the Notes or under any other Note Document or the ability of any Subsidiary Guarantor to perform its obligations under the Subsidiary Guaranty Agreement or any other Note Document, as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2.     Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):

(a)     Covenant Compliance − the information (including detailed calculations where applicable) required in order to establish whether the Company was in compliance with the covenants set forth in Section 10.1, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence and specifying those adjustments in any items abstracted by such financial statements necessary to reflect the adjustments of GAAP provided for in this Agreement); and

(b)     Event of Default − a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of

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determining compliance with this Agreement pursuant to Section 22.3) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election.

Section 7.3.     Visitation.  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)     No Default − if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) and with an opportunity for one or more Responsible Officers to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)     Default − if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries) so long as one or more Responsible Officers has an opportunity to be present, it being understood that the failure of such Responsible Officers to be present shall not preclude the representatives of such holder from proceeding with such meeting), all at such times and as often as may be requested.

SECTION 8.     PREPAYMENT OF THE NOTES.

Section 8.1.     Maturity.  As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.

Section 8.2.     Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding (but if in the case of a partial prepayment, then against each series of Notes in proportion to the aggregate principal amount outstanding of all series of Notes), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of each series of the Notes to be prepaid on such

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date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.5), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  At least two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.     [Reserved].

Section 8.4.     Change in Control.

(a)     Notice of Change in Control. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.4 and shall be accompanied by the certificate described in subparagraph (c) of this Section 8.4.

(b)     Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.4 shall be an offer to prepay, in accordance with and subject to this Section 8.4, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). Such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 45th day after the date of such offer).

(c)     Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.4 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.4 shall be deemed to constitute rejection of such offer by such holder.

(d)     Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.4 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.

(e)     Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.4 shall be accompanied by a certificate, executed by a Senior Financial Officer and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.4; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.4 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change in Control.

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(f)     Certain Definitions.

“Change in Control” means the occurrence of any of the following:  (a) the managing general partner of the Company shall at any time for any reason cease to be either the sole or managing general partner of the MLP or (b) the AHGP Management Investors (as defined below) shall at any time for any reason cease to (i) possess the right, directly or indirectly, to elect or appoint a majority of the board of directors of the managing general partner of the Company or (ii) control, directly or indirectly, the managing general partner of the Company.  Notwithstanding the foregoing, any transaction or series of transactions that result in (I) Alliance Holdings GP, L.P. merging with and into the MLP, with the MLP as the surviving entity, (II) Alliance Holdings GP, L.P. becoming a direct or indirect Wholly Owned Subsidiary of the MLP, (III) the MLP merging with or into Alliance Holdings GP, L.P. or a Subsidiary thereof, with Alliance Holdings GP, L.P. or such Subsidiary as the surviving entity or (IV) any exchange of incentive distribution rights in the MLP and/or exchange of general partner interests in the MLP or the Company for common units of the MLP (any such transaction described in clause (I) - (IV) above, a “Simplification Transaction”), shall not constitute a Change in Control hereunder regardless of whether or not, after giving effect to such Simplification Transaction, any of the events described in the first sentence of this definition of Change in Control shall have occurred.

“AHGP Management Investors” means any of (A) C-Holdings, LLC, (B) the management, officers and/or directors of Alliance GP, LLC and/or the Company and/or the sole or managing general partner of the Company who are also unitholders (or partners or shareholders) of Alliance Holdings GP, L.P. or the MLP (all such persons of management, officers and directors, collectively, the “Management Persons”), (C) any corporation, limited liability company, partnership, trust or other legal entity owned, directly or indirectly, by such Management Person or by such Management Person and his or her spouse or direct lineal descendent or, in the case of a trust, as to which such Management Person is (either individually or together with such Management Person’s spouse) a trustee and/or (D) any Person that is a party to that certain Transfer Restrictions Agreement (so long as such Transfer Restrictions Agreement remains in effect).

“Transfer Restrictions Agreement” means that certain Transfer Restrictions Agreement, dated as of June 13, 2006, by and among Alliance Holdings GP, L.P., Alliance GP, LLC, C-Holdings, LLC, Joseph W. Craft III, Alliance Resource Holdings II, Inc., Alliance Resource Holdings, Inc., Alliance Resource GP, LLC and each other party named therein as a party thereto, as the same may be amended, modified or supplemented.

(g)     Calculations. All calculations contemplated in this Section 8.4 involving the Capital Stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of Capital Stock of such Person were exercised at such time.

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Section 8.5.     Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be (a) allocated among each series of Notes in proportion to the aggregate unpaid principal amount outstanding of all such series of Notes and (b) with respect to the Notes of each Series, allocated pro rata among all of the holders of such series of Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.  All partial prepayments made pursuant to Section 8.4 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

Section 8.6.     Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.7.     Purchase of Notes.  The Company will not and will not permit any Subsidiary or Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any series of the outstanding Notes or any part or portion of any series except upon the payment or prepayment of each series of the Notes in accordance with the terms of this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it, any Subsidiary or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.8.     Make-Whole Amount.  The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% (50 basis points) over the yield to maturity implied by (i) the “ask-yield(s)”

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reported as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.     AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

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Section 9.1.     Compliance with Law.  The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA Patriot Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.     Insurance.  The Company will, and will cause each of its Subsidiaries to, (a) maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated or consistent with the existing practices of the Company and its Subsidiaries as of the date of the First Amendment and disclosed in the MLP’s Form 10-K for the Fiscal Year ended December 31, 2015, and (b) if at any time any Mortgaged Property is a Flood Hazard Property, keep and maintain, at all times flood insurance on terms and in an amount sufficient to comply with the rules and regulations promulgated under the National Flood Insurance Act of 1968 and Flood Disaster Protection Act of 1973, each as amended from time to time, provided that in the case of a Mortgaged Property listed on Schedule 5.26 that is a Flood Hazard Property or any real property that is acquired after the date of the First Amendment that is a Flood Hazard Property, any evidence of the flood insurance required to be maintained under this Section 9.2(b) shall be delivered to the holders of the Notes prior to the effective date of the Mortgage in respect of such Flood Hazard Property and such evidence of flood insurance shall be subject to the reasonable approval of the Collateral Agent.  The foregoing requirement for flood insurance shall not apply to Flood Hazard Properties that are otherwise excluded under the definition of Excluded Assets.

Section 9.3.     Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.     Payment of Taxes.  The Company will, and will cause each of its Subsidiaries to, file all income tax returns and all other material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns (and all other taxes, assessments, governmental charges, or levies in the form of a tax) imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums

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have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary; provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5.     Legal Existence, Etc.  Subject to and except as permitted by Section 10.6, the Company will at all times preserve and keep in full force and effect its legal existence as a limited partnership.  Subject to and except as permitted by Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the legal existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.     Ranking; Covenant to Secure Notes Equally.  The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu or senior to all obligations under the Bank Facility and each other Qualified Debt Agreement.

Section 9.7.     Performance of Related Documents.  Subject to Sections 9.5,  10.5 and 10.6, the Company will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect, enforce such Related Document in accordance with its terms, take all such action to such end as may be from time to time requested by the Required Holders and make to each other party to each such Related Document such demands and requests for information and reports or for action as the Company or any of its Subsidiaries is entitled to make under such Related Document, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

Section 9.8.     Maintenance of Controlled Reserve Base.  The Company will maintain a controlled reserve base of sufficient mineable tonnage of coal such that the ratio of aggregate controlled mineable tons of coal over current annual production levels of tons of coal per year is greater than 125% of the remaining duration of the Notes.  For purposes of this Section 9.8, a “controlled reserve base” of coal denotes the aggregate of coal reserves which may be economically and legally mined by the Company or a Subsidiary at the time of the reserve determination.  In making any determination of reserves for the purpose of this Section 9.8, the Company may include properties (“Option Properties”) which may be acquired by the Company or a Subsidiary under a valid and enforceable option or purchase contract which is subject to no conditions other than the payment of the purchase price provided for under such option or contract (the “Contract Price”); provided that to the extent and for so long as the Company shall elect to include Option Properties in any such determination, (a) the amount equal to the Contract Price could then be incurred as Debt without causing a Default or Event of Default to exist (the

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“Notional Debt”) and (b) assuming for all purposes of Section 10.1 that an amount equal to all such Notional Debt was considered to be outstanding.

Section 9.9.     Books and Records.  The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account, in which full and correct entries in all material respects shall be made of all financial transactions and the assets and business of the Company and each Subsidiary, in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company, or such Subsidiary, as the case may be. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.10.     Security.

(a)     The Company will:

(i)     within 45 days after any Subsidiary is required to deliver a Subsidiary Guaranty Supplement to the Subsidiary Guaranty Agreement pursuant to Section 10.18, furnish to the holders of the Notes a description of such Subsidiary’s real and personal properties (whether tangible, intangible, or mixed property, but excluding Excluded Assets), in detail satisfactory to the Required Holders;

(ii)     within 45 days after any acquisition of Material Acquired Real Properties (or, if earlier, the date of delivery of the following pursuant to the Bank Facility), furnish to the holders of the Notes a description of any Material Acquired Real Properties of such Subsidiary, in detail reasonably satisfactory to the Collateral Agent;

(iii)     within 45 days after any Subsidiary is required to deliver a Subsidiary Guaranty Supplement to the Subsidiary Guaranty Agreement pursuant to Section 10.18, take, and cause such Subsidiary to take, whatever action (including, without limitation, execution and delivery of Collateral Documents), in all such cases, as specified by the Collateral Agent or the Required Holders and in form and substance reasonably satisfactory to the Collateral Agent (including delivery to the Collateral Agent of all certificates, if any, representing the Capital Stock in and of such Subsidiary and all documents required to be delivered pursuant to Section 3 of the First Amendment or Section 9.11(d)(vii)), in all such cases to the same extent that such documents and instruments would have been required to have been delivered by Persons that were Subsidiary Guarantors on the date of the First Amendment, securing payment of all obligations of such Subsidiary Guarantor under the Note Documents;

(iv)     with respect to any Material Acquired Real Properties, within 60 days after the acquisition thereof (or, if earlier, the date on which any of the following actions is taken pursuant to the Bank Facility), cause such Subsidiary and each direct and indirect parent of such Subsidiary to take, whatever action (including, without limitation, the recording of mortgages, deeds of trust, assignments, the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents) as

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may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it in accordance with the Intercreditor Agreement) valid and subsisting first priority, perfected Liens on the Material Acquired Real Properties, in favor of the Collateral Agent for the benefit of the Secured Parties to secure the obligations of the Company and the Subsidiary Guarantors under the Notes and the other Note Documents and the other Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, Permitted Encumbrances and terms of leases and conveyance instruments, including without limitation delivery of each item set forth in Section 9.11(d) with respect to the property to be mortgaged;

(v)     by March 15 of each year, commencing with March 15, 2018, with respect to any real property that is associated with an active Mining Facility described on Schedule 5.25 and was acquired during the prior calendar year and was not a Material Acquired Real Property (an “Additional Real Property”), cause such Subsidiary and each direct and indirect parent of such Subsidiary to take, whatever action (including, without limitation, the recording of mortgages, deeds of trust, assignments, the filing of UCC financing statements, the giving of notices and the endorsement of notices on title documents) as may be necessary or advisable in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it in accordance with the Intercreditor Agreement) valid and subsisting first priority, perfected Liens on such Additional Real Property, in favor of the Collateral Agent for the benefit of the Secured Parties to secure the obligations of the Company and the Subsidiary Guarantors under the Notes and the other Note Documents and the other Secured Obligations in accordance with the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, Permitted Encumbrances and terms of leases and conveyance instruments, including without limitation delivery of each item set forth in Section 9.11(d) with respect to the property to be mortgaged;

(vi)     with respect to any Material Acquired Real Properties, and as a condition precedent to delivery of any Mortgage, comply with the flood hazard determination requirements set forth in Section 9.11(d)(vii), and if any Material Acquired Real Properties that constitute real property or leasehold interest in real property is a Flood Hazard Property, within 60 days after the acquisition thereof (or, if earlier, the date of compliance pursuant to the Bank Facility), comply with the flood insurance requirements set forth in Section 9.2(b) and Section 9.11(d)(vii);

(vii)     with respect to any Additional Real Properties, comply with the requirements set forth in Section 9.11(d)(vii), and if any Additional Real Property that constitutes real property or leasehold interest in real property is a Flood Hazard Property, by March 15 of the year following acquisition, commencing March 15, 2018, comply with the flood insurance requirements set forth in Section 9.2(b) and Section 9.11(d)(vii);

(viii)     contemporaneously with the delivery of such Collateral Documents required to be delivered to the holders of the Notes or the Collateral Agent, upon the request of the Required Holders in their reasonable discretion, deliver to the holders of

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the Notes a signed copy of an opinion of counsel for the Company and the Subsidiary Guarantors reasonably acceptable to the Required Holders, as to the validity and enforceability of the agreements entered into pursuant to this Section 9.10(a) and as to such other related matters as the Required Holders may reasonably request;

(ix)     within 45 days after acquisition of any Material Acquired Real Properties (or, if earlier, the date of delivery of the following pursuant to the Bank Facility), provide or cause the applicable Subsidiary Guarantor to provide, to the Collateral Agent and the holders of the Notes a legal description of all such Material Acquired Real Properties, as applicable, from which any As-Extracted Collateral (as defined in the Security Agreement) will be severed or to which As-Extracted Collateral (as defined in the Security Agreement) otherwise relates, together with the name of the record owner of such Material Acquired Real Properties, as applicable, the county in which such Material Acquired Real Properties is located and such other information as may be necessary or desirable to file real property related financing statements or mortgages under Section 9-502(b) or 9-502(c) of the UCC or any similar legal requirements;

(x)     by February 15 of each year, commencing with February 15, 2018,  provide, or cause the applicable Subsidiary Guarantor to provide, to the Collateral Agent and the holders of the Notes a legal description of all such Additional Real Properties acquired during the prior year, as applicable, from which any As-Extracted Collateral (as defined in the Security Agreement) will be severed or to which As-Extracted Collateral (as defined in the Security Agreement) otherwise relates, together with the name of the record owner of such Additional Real Properties, as applicable, the county in which such Additional Real Properties is located and such other information as may be necessary or desirable to file real property related financing statements or mortgages under Section 9-502(b) or 9-502(c) of the UCC or any similar legal requirements;

(xi)     at any time and from time to time, promptly execute and deliver any and all further instruments and documents and take all such other action as the Required Holders may reasonably deem necessary or desirable in perfecting and preserving the first priority Liens, subject to Permitted Liens and Permitted Encumbrances, of such mortgages, pledges, assignments, security agreement supplements, intellectual property security agreement supplements and security agreements as required under the terms of the Note Documents; and

(xii)     promptly upon request by the Required Holders, (1) correct, and cause each of its Subsidiaries promptly to correct, any material defect or error (as to which both the Company and the Required Holders agree in good faith constitutes a defect or error) that may be discovered in any Note Document or in the execution, acknowledgment, filing or recordation thereof, and (2) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Required Holders may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Note Documents, (B) to the fullest extent permitted by applicable law, subject the Company’s and/or a Subsidiary Guarantor’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral

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Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Note Document or under any other instrument executed in connection with any Note Document to which the Company or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

(b)     The time periods set forth in Section 9.10(a) may be extended upon the request of the Company, if (i) the Company and the Subsidiary Guarantors are diligently pursuing same, in the sole discretion of the Required Holders and (ii) the administrative agent under the Bank Facility has agreed to such extension.  Notwithstanding the foregoing, if the administrative agent under the Bank Facility has agreed in writing to an extension of the time period for any requirement under the Bank Facility that is similar to a requirement in Section 9.10(a), then such extension shall, upon notice to the holders of the Notes, automatically apply to such requirement in Section 9.10(a), without the approval or consent of the Required Holders; provided that such extension shall in no event exceed 60 days after the original period of time specified in Section 9.10(a) for such requirement and provided,  further, that such extension shall be deemed to end on the date of compliance with the corresponding requirement under the Bank Facility.  Any documentation delivered pursuant to Section 9.10(a) shall constitute a Note Document hereunder and any such document creating or purporting to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties shall constitute a Collateral Document hereunder.

(c)     This Section 9.10 shall not apply to Excluded Assets.

Section 9.11.     Post First Amendment Covenants.  As promptly as practicable, and in any event within the time periods after the date of the First Amendment (or such later date as the Required Holders may agree to in their sole discretion or as otherwise provided below), the Company and each Subsidiary Guarantor, as applicable, will take the following actions and execute and deliver the following documents to the Collateral Agent and each holder of a Note: (a)     no later than 30 days after the date of the First Amendment, certificates of insurance, and related policy endorsements, each in form reasonably satisfactory to the Collateral Agent, naming the Collateral Agent on behalf of the Secured Parties, as an additional insured and/or loss payee, as the case may be, under all insurance policies (including flood insurance policies) maintained with respect to the assets and properties of the Company and the Subsidiary Guarantors that constitute Collateral;

(b)     no later than 90 days after the date of the First Amendment, Deposit Account Control Agreements and the Securities Account Control Agreement, in each case to the extent defined pursuant to the Security Agreement and duly executed by the appropriate parties;

(c)     no later than 90 days after the date of the First Amendment, to the extent obtainable after using commercially reasonable efforts, landlord waivers and collateral access agreements, in each case, to the extent required under the Security Agreement and duly executed by the appropriate parties.  Notwithstanding anything to the contrary in this Agreement, if the Company shall fail to obtain the landlord waivers and collateral access agreements within the

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specified time period, after using commercially reasonable efforts to do so, the Company shall have no further obligation to execute and deliver to the Collateral Agent the same and the covenant set forth in this  Section 9.11(c) with respect to such landlord waivers and collateral access agreements shall be deemed to be satisfied by the Company.  The Company shall promptly, upon request by the Required Holders, provide the holders of the Notes with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain the landlord waivers and collateral access agreements referenced in this Section 9.11(c);

(d)     no later than 90 days after the date of the First Amendment, deeds of trust, trust deeds, deeds to secure debt, mortgages, leasehold mortgages and leasehold deeds of trust, in form and substance reasonably acceptable to the Collateral Agent and covering the properties listed on Schedule 5.26 (together with each other mortgage delivered pursuant to Section 9.10, in each case as amended, the “Mortgages”), duly executed by the Company and/or the applicable Subsidiary Guarantor, together with:

(i)     evidence that counterparts of the Mortgages have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Collateral Agent may deem necessary or desirable in order to create a valid first and subsisting Lien, subject to Permitted Liens and Permitted Encumbrances, on the property described therein in favor of the Collateral Agent for the benefit of the Secured Parties and that all filing, documentary, stamp, intangible and recording taxes and other fees in connection therewith have been paid;

(ii)     with respect to the properties listed on Schedule 9.11(d)(ii), fully paid American Land Title Association Loan Policies of Title Insurance, in standard form, or such other form reasonably acceptable to the Collateral Agent (the “Mortgage Policies”) covering the Company’s and/or the applicable Subsidiary Guarantor’s title and interest in the surface rights on which active facilities are located with endorsements and in amounts acceptable to the Collateral Agent, issued, coinsured and reinsured by title insurers acceptable to the Collateral Agent, insuring the Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances and Permitted Liens, and providing for such other affirmative insurance and such coinsurance and direct access reinsurance as the Collateral Agent may deem necessary or desirable;

(iii)     with respect to the properties listed on Schedule 9.11(d)(ii), (1) American Land Title Association/American Congress on Surveying and Mapping form surveys, of the immediate surface area surrounding the opening of each active Mine and active Mining Facilities, which surface area is approved by the Collateral Agent, showing all plants, significant buildings and other major improvements, any major off-site improvements, encroachments, if any, and (2) “boundary” surveys, which may be produced by orthophotography, photogrammetric mapping, laser scanning or other similar mechanism, of the remainder of the surface Mortgaged Property in the vicinity of above-ground improvements at each Mine, and in the case of the foregoing clauses (1) and (2), for which all necessary fees (where applicable) have been paid, and dated no more than 60 days before the effective date of such Mortgage, certified to the Collateral

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Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Collateral Agent, and in any case sufficient for the issuer of the Mortgage Policies to remove the standard survey exception from such Mortgage Policies;

(iv)     a certificate executed by a Responsible Officer of the Company summarizing, in reasonable detail, the current and historical practices of the Company and its Subsidiaries with respect to obtaining title opinion letters for its mining tracts, along with an exhibit containing representative title opinion letters previously obtained by the Company or its Subsidiaries with respect to mining tracts within their active Mining Facilities (such summary, together with such exhibit, the “Title Practices Certificate”), which Title Practices Certificate shall be in form and substance reasonably acceptable to the Collateral Agent;

(v)     to the extent obtainable after using commercially reasonable efforts, estoppel and consent agreements executed by each of the lessors of the leased real properties listed on Schedule 9.11(d)(v), along with (1) a memorandum of lease in recordable form with respect to such leasehold interest, executed and acknowledged by the owner of the affected real property, as lessor, or (2) evidence that the applicable lease with respect to such leasehold interest or a memorandum thereof has been recorded in all places necessary or desirable, in the reasonable judgment of the Collateral Agent, to give constructive notice to third-party purchasers of such leasehold interest, or (3) if such leasehold interest was acquired or subleased from the holder of a recorded leasehold interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form satisfactory to the Collateral Agent. Notwithstanding anything to the contrary in this Agreement, if the Company shall fail to obtain the estoppel and consent agreement or accompanying documents with respect to any such real property lease within the specified time period, after using commercially reasonable efforts to do so, the Company shall have no further obligation to execute and deliver to the Collateral Agent and each holder of a Note the same and the covenant set forth in this Section 9.11(d)(v) with respect to such estoppel and consent agreement and accompanying documents shall be deemed to be satisfied by the Company.  The Company shall promptly, upon request, provide the holders of the Notes with a report in reasonable detail summarizing the commercially reasonable efforts undertaken to obtain the estoppel and consent agreements referenced in this Section 9.11(d)(v);

(vi)     evidence of the insurance required by the terms of the Mortgages;

(vii)     a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each surface parcel of Mortgaged Property covered by such Mortgage, and, in the event any portion of a Mortgaged Property includes a structure with at least two walls and a roof or a building in the course of construction (each, a “Building”) and, as shown in the related flood hazard determination, such Building is located in a special flood hazard area (a “Flood Hazard Property”), then (1) a notice about special flood hazard area status and flood disaster assistance duly

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executed by the Company, and (2) evidence of flood insurance on such terms and in such amounts as required by the Flood Disaster Protection Act (as amended) reasonably satisfactory to the Collateral Agent, or a certificate from the Company that such Mortgaged Property does not include a Building or Buildings, which certificate shall be in a form reasonably satisfactory to the Collateral Agent; the Company shall provide not less than 45 days’ prior written notice to the holders of the Notes and the Collateral Agent of any proposed execution and delivery of a Mortgage;

(viii)     UCC financing statements, including without limitation, UCC fixture filings and As-Extracted Collateral (as defined in the Security Agreement) filings on the Mortgaged Properties in form appropriate for filing under the UCC of all jurisdictions that the Collateral Agent may deem necessary or desirable in order to perfect the Liens created under the Mortgages;

(ix)     favorable opinions of local counsel for the Company and the Subsidiary Guarantors, (1) in states in which the Mortgaged Properties are located, with respect to the enforceability and perfection of all Mortgages covering the Mortgaged Properties and any related fixture and filings covering As-Extracted Collateral (as defined in the Security Agreement), in form and substance reasonably satisfactory to the Required Holders, and (2) in states in which the Company and/or the applicable Subsidiary Guarantor that is party to the Mortgages is organized or formed, that the relevant mortgagor is validly existing and in good standing, corporate power, due authorization, execution and delivery, no conflicts and no consents of the Company or such Subsidiary Guarantor in the granting of the Mortgages, in form and substance reasonably satisfactory to the Required Holders, and such other opinions of counsel as the Required Holders shall reasonably request in form reasonably acceptable to the Required Holders relating to the delivery of such Mortgage;

(x)     evidence that all other action that the Collateral Agent may deem necessary or desirable in order to create valid first and subsisting Liens, excluding Permitted Liens and Permitted Encumbrances, on the property described in the Mortgages has been taken that the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the Liens created thereby; and

(xi)     to the extent obtainable after using commercially reasonable efforts, such other consents, agreements and confirmations of lessors and third parties as the Collateral Agent may deem necessary or desirable and evidence that all other actions that the Collateral Agent may deem necessary or desirable in order to create valid first and subsisting Liens on the Mortgaged Property has been taken. Notwithstanding anything to the contrary in this Agreement, if the Company shall fail to obtain such other consents, agreements and confirmations of lessors and third parties within the specified time period, after using commercially reasonable efforts to do so, the Company shall have no further obligation to execute and deliver to the Collateral Agent the same and the covenant set forth in this Section 9.11(d)(xi) with respect to such other consents, agreements and confirmations of lessors and third parties shall be deemed to be satisfied by the Company.  The Company shall promptly, upon request, provide the holders of the Notes with a report in reasonable detail summarizing the commercially reasonable efforts

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undertaken to obtain such other consents, agreements and confirmations of lessors and third parties referenced in this Section 9.11(d)(xi); and

(e)     no later than 30 days after the date of the First Amendment, deliver to the Collateral Agent the stock certificate(s) of Matrix Design Africa (Pty) Ltd. held by Matrix Design International, LLC representing 65% of the Capital Stock of Matrix Design Africa (Pty) Ltd., accompanied by an undated stock power or instrument of transfer executed in blank.

The time periods set forth in this Section 9.11 may be extended by the Required Holders upon the request of the Company, if (i) the Company and the Subsidiary Guarantors are diligently pursuing same, in the sole discretion of the Required Holders and (ii) the administrative agent under the Bank Facility has agreed to such extension.  Notwithstanding the foregoing, if the administrative agent under the Bank Facility has agreed in writing to an extension of the time period for any requirement under the Bank Facility that is similar to a requirement in Section 9.11, then such extension shall, upon notice to the holders of the Notes, automatically apply to such requirement in Section 9.11, without the approval or consent of the Required Holders; provided that such extension shall in no event exceed 60 days after the original period of time specified in Section 9.11 for such requirement and provided,  further, that such extension shall be deemed to end on the date of compliance with the corresponding requirement under the Bank Facility.

The requirements of this Section 9.11 shall not apply to any Excluded Assets.

Section 9.12.     Compliance with Terms of Leases.  The Company will make all payments and otherwise perform all obligations in respect of all leases of real property, including the Mining Leases, in each case, to which the Company or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the holders of the Notes of any default by any party with respect to such leases and cooperate with the holders of the Notes in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

Section 9.13.     Most Favored Lender.

(a)     If, on any date, the Bank Facility contains one or more Additional Covenants or Additional Defaults (including, for the avoidance of doubt, as a result any amendment to the Bank Facility, whether or not in effect on the date of the First Amendment, causing it to contain one or more Additional Covenants or Additional Defaults), then, concurrently therewith, (i) the Company will notify the holders of the Notes thereof, and (ii) whether or not the Company provides such notice, the terms of this Agreement shall, without any further action on the part of the Company or any holder of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default in this Agreement.  The Company further covenants to promptly execute and deliver at its expense (including, without limitation, the fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holders evidencing the amendment of this Agreement

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to include such Additional Covenants and Additional Defaults in this Agreement, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this clause (a), but shall merely be for the convenience of the parties hereto.

(b)     If after the time this Agreement is amended pursuant to clause (a) of this Section 9.13 to include in this Agreement any Additional Covenant or Additional Default (an “Incorporated Provision”) contained in the Bank Facility, such Incorporated Provision ceases to be in effect under or is deleted from the Bank Facility or is amended or modified for the purposes of the Bank Facility so as to become less restrictive with respect to the Company and its Subsidiaries, then, upon the request of the Company, the holders of the Notes will amend this Agreement to delete or similarly amend or modify, as the case may be, such Incorporated Covenant as in effect in this Agreement, provided that (i) no Default or Event of Default shall be in existence immediately before or after such deletion, amendment or modification (including under such Incorporated Provision otherwise to be deleted, amended or modified), and (ii) if any fees or other remuneration were paid to any lender under the Bank Facility with respect to causing such Incorporated Provision to cease to be in effect or be deleted or to be so amended or modified, then the Company shall have paid to the holders of the Notes the same fees or other remuneration on a pro rata basis in proportion to the relative outstanding principal amounts of the Notes and the principal amount of the Debt outstanding under the Bank Facility.  Notwithstanding the foregoing, no amendment to this Agreement pursuant to this clause (b) as the result of any Incorporated Provision ceasing to be in effect or being deleted, amended or otherwise modified shall cause any covenant or Event of Default in this Agreement to be less restrictive as to the Company or its Subsidiaries than such covenant or Event of Default as contained in this Agreement as in effect on the date of the First Amendment, and as amended other than as the result of the application of clause (a) of this Section 9.13 originally caused by such Incorporated Provision in the Bank Facility.

SECTION 10.     NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1.     Financial Covenants.  The Company will:

(a)     Consolidated Debt to Consolidated Cash Flow Ratio.  Maintain at all times a Consolidated Debt to Consolidated Cash Flow Ratio of not more than 2.25 to 1.0.

(b)     Interest Coverage Ratio.  Maintain at all times an Interest Coverage Ratio of not less than 3.0 to 1.0.

Section 10.2.     Liens.  The Company will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the UCC of any jurisdiction, a financing statement that names the Company or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security agreement authorizing any

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secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:

(a)     Permitted Liens;

(b)     other Liens incurred in the ordinary course of business securing obligations (other than obligations under the Bank Facility or any other Qualified Debt Agreement) in an aggregate amount not to exceed $25,000,000;

(c)     Liens existing on the date of the First Amendment and described on Schedule 10.2;

(d)     non-recourse Liens upon or in real property or equipment acquired or held by the Company or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure non-recourse, tax-exempt Debt incurred solely for the purpose of financing the acquisition, construction or improvement of any such property or equipment to be subject to such Liens, or Liens existing on any such property or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided,  however, that no such Lien shall extend to or cover any property other than the property or equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced;

(e)     Liens arising in connection with Capital Leases permitted under Section 10.3(c)(vii);  provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capital Leases;

(f)     the replacement, extension or renewal of any Lien permitted by clauses (c) through (e) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby;

(g)     Liens on personal property leased under leases (including synthetic leases) entered into by the Company which are accounted for as operating leases in accordance with GAAP to the extent not prohibited under Section 10.9;

(h)     easements, exceptions or reservations in any property of the Company or any Subsidiary granted or reserved for the purpose of pipelines, roads, the removal of oil, gas, coal or other minerals, and other like purposes, or for the joint or common use of real property, facilities and equipment, which are incidental to, and do not materially interfere with, the ordinary conduct of the business of the Company or any of its Subsidiaries;

(i)     Liens on documents of title and the property covered thereby securing obligations in respect of letters of credit to the extent not prohibited under Section 10.3;

(j)     Liens on property or assets of the Company or any of its Subsidiaries securing Debt owing to the Company or to a Wholly Owned Subsidiary in an aggregate principal amount

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not to exceed $10,000,000; provided that no promissory note evidencing such intercompany Debt shall be pledged to any Person, other than the Collateral Agent for the benefit of the Secured Parties, as security for any Debt or any other obligation of the Company or such Subsidiary;

(k)     Liens arising under letter of credit cash deposit account arrangements, it being understood that any such cash deposit account is used to support then outstanding letters of credit and is not required to be funded or otherwise utilized to support the renewal of existing letters of credit or the issuance of new letters of credit;

(l)     assignments of the right to receive income or Liens that arise in connection with receivables securitization programs described, and in an aggregate principal amount not to exceed the amount specified therefor, in Section 10.3(c)(viii) at any time outstanding;

(m)     Liens created pursuant to the Collateral Documents to secure the obligations under this Agreement, the Notes and the other Note Documents;

(n)     Liens on the Collateral securing obligations arising under or in connection with the Bank Facility, so long as such Liens are subject to the terms of the Intercreditor Agreement;

(o)     protective UCC filings with respect to personal property leased by, or consigned to, the Company or any Subsidiary Guarantor; and

(p)     normal and customary rights of setoff upon deposits of cash in favor of banks and other depository institutions in the ordinary course of business and not securing or otherwise relating to Debt for borrowed money.

Section 10.3.     Debt.  The Company will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

(a)     in the case of the Company:

(i)     Debt owed to a Wholly Owned Subsidiary of the Company; provided that (A) any such Debt owed by the Company to any Wholly Owned Subsidiary of the Company that is not a Subsidiary Guarantor shall be expressly subordinated in right of payment to the obligations of the Company under the Note Documents and (B) if any such Debt is owed to a Subsidiary Guarantor, such Debt shall be evidenced by, and subject to the provisions of, an intercompany note that shall be pledged to the Collateral Agent in accordance with the terms of the Security Agreement;

(ii)     other unsecured Debt incurred in the ordinary course of business aggregating not more than $50,000,000 at any time outstanding other than Guaranties or other contingent obligations of the Company with respect to any Debt or other obligation of any Subsidiary; provided that (1) the Company shall be in pro forma compliance with the covenants contained in Section 10.1, calculated based on the financial statements most recently delivered to the holders of the Notes pursuant to Section 7.1(a) or (b) and as though such Debt had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person

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performing similar functions) of the Company delivered to the holders of the Notes demonstrating such compliance and (2) such unsecured Debt ranks junior to the Notes;

(iii)     other unsecured Debt incurred in the ordinary course of business (including, for the avoidance of doubt, any long-term Debt incurred in connection with a note offering) other than Guaranties or other contingent obligations of the Company with respect to any Debt or other obligation of any Subsidiary; provided that (1) the Company shall be in pro forma compliance with the covenants contained in Section 10.1, calculated based on the financial statements most recently delivered to the holders of the Notes pursuant to Section 7.1(a) or (b) and as though such Debt had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Company delivered to the holders of the Notes demonstrating such compliance, (2) such unsecured Debt matures, and does not begin to amortize until, more than six months after the maturity date of the Series B Notes and (3) the covenants and other material terms of such unsecured Debt are no more restrictive than those set forth in this Agreement and the other Note Documents; and

(iv)     Debt under the Bank Facility in an aggregate outstanding principal amount not to exceed $750,000,000 at any time;

(b)     in the case of any Subsidiary of the Company: (i) Debt owed to the Company or to a Wholly Owned Subsidiary of the Company; provided that (A) any such Debt owed by a Subsidiary Guarantor to a Wholly Owned Subsidiary that is not a Subsidiary Guarantor shall be expressly subordinated in right of payment to the obligations of such Subsidiary Guarantor under the Note Documents and (B) except in the case of Debt arising pursuant to a transaction permitted by clause (c)(viii) below, any such Debt owed to the Company or to a Subsidiary Guarantor shall be evidenced by, and subject to the provisions of, an intercompany note that shall be pledged to the Collateral Agent in accordance with the terms of the Security Agreement, and (ii) Debt in the form of a Guaranty of Debt otherwise permitted under this Section 10.3; and

(c)     in the case of the Company and its Subsidiaries:

(i)     Debt under this Agreement, the Notes and the other Note Documents;

(ii)     the Surviving Debt set forth on Schedule 10.3(c) hereto (other than Debt under the Bank Facility);

(iii)     non-recourse Debt of the Company and its Subsidiaries incurred solely to finance capital expenditures for the development of Greenfield Projects;

(iv)     non-recourse Debt secured by Liens permitted by Section 10.2(d);

(v)     Debt in respect of (1) Swaps incurred in the ordinary course of business and consistent with prudent business practice with the aggregate value thereof not to exceed $10,000,000 at any time outstanding and (2) interest rate Swaps incurred in the ordinary course of business and consistent with prudent business practice of up to $250,000,000 in the aggregate of notional indebtedness at any time outstanding;

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(vi)     any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt or other Debt permitted under this Section 10.3 (other than Debt under the Bank Facility); provided that the principal amount of such Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing; provided,  further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are consistent with prudent business practice and incurred in the ordinary course of business;

(vii)     Capital Lease Obligations aggregating not more than $100,000,000 and other unsecured Debt incurred in the ordinary course of business; provided, in each case, that the Company shall be in pro forma compliance with the covenants contained in Section 10.1, calculated based on the financial statements most recently delivered to the holders of the Notes pursuant to Section 7.1(a) or (b) and as though such Capital Lease Obligations or Debt had been incurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Company delivered to the holders of the Notes demonstrating such compliance, and

(viii)     Debt of the Company and its Subsidiaries, if any, arising in connection with receivables securitization programs on terms and conditions customary for transactions of that type in an aggregate principal amount not to exceed $100,000,000 at any time outstanding.

Section 10.4.     Change in Nature of Business.  The Company will not engage, or permit any of its Subsidiaries to engage, in any business or business activity that would impair the Company’s status as a partnership for federal income tax purposes.

Section 10.5.     Sales, Etc. of Assets.  The Company will not sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets other than Inventory to be sold in the ordinary course of its business, except:

(a)     sales of Inventory in the ordinary course of its business;

(b)     sales of assets that are obsolete or no longer used or useful for fair value in an aggregate amount not to exceed $10,000,000 per annum;

(c)     sale-leasebacks of used equipment in an aggregate amount not to exceed $100,000,000 over the term of the Series B Notes;

(d)     sales of assets (i) by the Company to a Wholly Owned Subsidiary that is a Subsidiary Guarantor, (ii) by a Subsidiary to the Company or to another Subsidiary that is a Subsidiary Guarantor with respect to which the Company shall have at least the same degree of ownership and control as it had with respect to the Subsidiary responsible for the asset sale,

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transfer or disposition or (iii) by a Subsidiary that is not a Subsidiary Guarantor to any other Subsidiary that is not a Subsidiary Guarantor;

(e)     in a transaction permitted by Section 10.6;

(f)     sales of other assets (including the Capital Stock of any Subsidiary of the Company) with a fair value in an amount not to exceed $50,000,000 individually or $125,000,000 in the aggregate over the term of the Series B Notes; provided,  however, that (i) the purchase price paid to the Company or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale and such sale shall be in the best interest of the Company or such Subsidiary, as determined in good faith by the board of directors (or other person performing such functions) of the Company or such Subsidiary, as the case may be, and (ii) immediately after giving effect to such sales of assets, no Default or Event of Default shall exist; and

(g)     sales of receivables in connection with a receivables financing permitted by Section 10.3(c)(viii) along with such other assets or rights (including payment intangibles) related thereto as shall be customary for the purposes of consummating such permitted receivables financing.

Section 10.6.     Mergers, Etc.  The Company will not merge into or consolidate with any Person or permit any Person to merge into it or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, or permit any of its Subsidiaries to do so, except that:

(a)     any Subsidiary of the Company may merge into or consolidate with any other Wholly Owned Subsidiary of the Company or may convey, transfer or lease any or all of its assets to a Wholly Owned Subsidiary of the Company; provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a Wholly Owned Subsidiary of the Company; provided,  further, that, in the case of any such merger or consolidation to which a Subsidiary Guarantor is a party, the Person formed by such merger or consolidation shall be a Subsidiary Guarantor, and such newly-created or acquired Subsidiary shall comply with the applicable requirements of Sections 9.10 and 10.18;  provided,  further, that, for the avoidance of doubt, nothing contained in this Section 10.6 shall prohibit any Subsidiary from selling, transferring or otherwise conveying receivables (and related assets, as contemplated by Section 10.5(g)) to any Receivables Financing Subsidiary entity created (directly or indirectly) by the Company for purposes of entering into or consummating any receivables financing transaction permitted by Section 10.3(c)(viii);

(b)     any of the Company’s Subsidiaries may consolidate with or merge into the Company; provided that the Company is the surviving entity; and

(c)     any of the Subsidiaries of the Company may (i) merge into or consolidate with, any other Person, or (ii) convey, transfer or lease substantially all of its assets in compliance with Section 10.5 (other than Section 10.5(e)) in a single transaction or series of related transactions to any other Person or (iii) permit any other Person to merge into or consolidate with it; provided, in each case with respect to any merger or consolidation or conveyance, transfer or

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lease of substantially all of its assets, (1) the Person formed by such consolidation or into which the Subsidiary shall be merged or assets shall be conveyed, transferred or leased shall, at the effective time of such merger or consolidation or transfer or lease be Solvent, shall have assumed all obligations of such Subsidiary under the Subsidiary Guaranty Agreement in a writing satisfactory in form and substance to the Required Holders and such newly-created or acquired Subsidiary shall comply with the applicable requirements of Sections 9.10 and 10.18 and (2) the Company shall have caused to be delivered to the holders of the Notes an opinion of independent counsel satisfactory to the Required Holders to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with the terms thereof; provided,  further, that the provisions of the first proviso to this clause (c) shall not apply to (x) the sale, transfer or other conveyance of any assets of the Company (including the Capital Stock of any Subsidiary of the Company), howsoever effected (including by way of merger or consolidation, sale of assets, lease, or otherwise) in a transaction permitted by Section 10.5(f), (y) any transaction involving the acquisition of a Person by a Subsidiary of the Company by merger or consolidation where the surviving entity shall be a Subsidiary of the Company unless, immediately after giving effect to such merger or consolidation, the surviving entity constitutes a Subsidiary that is not a Foreign Subsidiary and is newly formed or newly acquired, directly or indirectly, by the Company having total assets, as reflected on its balance sheet as of any date of determination, equal to or in excess of five percent (5%) of the total consolidated assets of the Company and its Subsidiaries as reflected on the Company’s consolidated balance sheet as of such date of determination, in each case as determined in accordance with GAAP, and (z) any sale, transfer or other conveyance of any assets to any Receivables Financing Subsidiary; provided that, with respect to this subclause (z), the sale, transfer or conveyance of such assets is permitted by the provisions of this Agreement;

provided,  however, that in each case of clauses (a), (b) and (c) above, immediately after giving effect thereto, (A) no event shall occur and be continuing that constitutes a Default or an Event of Default and (B) the Company shall be in pro forma compliance with the covenants contained in Section 10.1, as evidenced by a certificate of the chief financial officer (or persons performing similar functions) of the Company delivered to the holders of the Notes demonstrating such compliance.

Section 10.7.     Investments in Other Persons.  The Company will not make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person, except:

(a)     Investments consisting of property to be used in the ordinary course of business and consistent with past practice;

(b)     Investments in accounts receivable arising from the sales of goods and services in the ordinary course of business;

(c)     equity Investments (i) by the Company and its Subsidiaries in Wholly Owned Subsidiaries that are not Subsidiary Guarantors in an aggregate amount not to exceed $50,000,000 at any time outstanding and (ii) by the Company and its Subsidiaries in Wholly Owned Subsidiaries that are Subsidiary Guarantors;

(d)     Investments by the Company and its Subsidiaries in Cash Equivalents;

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(e)     Investments existing on the date of the First Amendment and described on Schedule 10.7 hereto;

(f)     Investments by the Company in Swaps permitted under Section 10.3(c)(v);

(g)     other Investments in any other Person; provided that with respect to Investments made under this clause (g):  (i) in the case of an equity Investment under this clause (g), any newly acquired or organized Subsidiary of the Company or any of its Subsidiaries shall be a Wholly Owned Subsidiary thereof; (ii) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (iii) any company or business acquired or invested in pursuant to this clause (g) shall be in the same line of business as the business of the Company or any of its Subsidiaries or a line of business in which the Company is permitted to be engaged in accordance with Section 10.4; (iv) any Subsidiary acquired pursuant to this clause (g) shall become a Subsidiary Guarantor, and such newly acquired Subsidiary shall comply with the requirements of Sections 9.10 and 10.18; and (v) immediately after giving effect to the acquisition of a company or business pursuant to this clause (g), the Company shall be in pro forma compliance with the covenants contained in Section 10.1, calculated based on the financial statements most recently delivered to the holders of the Notes pursuant to Section 7.1(a) or (b) and as though such acquisition had occurred at the beginning of the four-quarter period covered thereby, as evidenced by a certificate of the chief financial officer (or person performing similar functions) of the Company delivered to the holders of the Notes demonstrating such compliance;

(h)     Investments by the Company and its Subsidiaries in (i)  Subsidiaries that are not Wholly Owned Subsidiaries or (ii) Persons that, after giving effect to such Investment, do not constitute Subsidiaries of the Company or such Subsidiaries, provided that any Person invested in pursuant to this clause (h) shall be in the same line of business as the business of the Company or any of its Subsidiaries or a line of business in which the Company is permitted to be engaged in accordance with Section 10.4, and the aggregate amount invested by the Company and its Subsidiaries under this clause (h) shall not exceed $35,000,000 at any time outstanding; and provided,  further, that so long as the Company and its Subsidiaries shall not have made Investments in such non-Wholly Owned Subsidiaries and other Persons in excess of $35,000,000 as provided in this clause (h), the Company shall not be in violation of this clause (h) in the event that the Investments held (as opposed to made) by the Company and its Subsidiaries in such non-Wholly Owned Subsidiaries and other Persons shall at any time exceed $35,000,000; and

(i)     Investments consisting of intercompany Debt permitted under Section 10.3(a) and (b).

Section 10.8.     Restricted Payments.  The Company will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Capital Stock now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Capital Stock, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing (each of the foregoing being a “Restricted Payment”), or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Capital Stock in the Company or to issue or sell any Capital

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Stock in any Subsidiary, except that, so long as no Default or Event of Default shall have occurred and be continuing at the time of any action described in clause (a) or (b) below or would result therefrom:

(a)     the Company may declare, make or incur a liability to make any such Restricted Payment payable only in common equity interests of the Company;

(b)     the Company may declare, make or incur a liability to make any such Restricted Payment; provided that immediately after giving effect thereto (i) the aggregate amount of Restricted Payments made in any fiscal quarter of the Company shall not exceed Available Cash (as defined in the MLP Agreement as in effect on the date of the First Amendment) for the immediately preceding fiscal quarter of the Company and (ii) the Fixed Charge Ratio for the four quarter period ended immediately prior to such declaration is equal to or greater than 1.25:1.00 (provided that (1) all distributions made in the first quarter of the four quarter period ended immediately prior to such declaration shall be excluded from determining the Fixed Charge Ratio and (2) all distributions declared or made in the current quarter up to the time of such declaration, including the Restricted Payment then being declared or made, shall be included in determining the Fixed Charge Ratio); and

(c)     (i) any Wholly Owned Subsidiary of the Company may declare, make or incur a liability to make any Restricted Payment to the Company or any other Wholly Owned Subsidiary of the Company of which it is a Subsidiary, (ii) any non-Wholly Owned Subsidiary may declare, make or incur a liability to make any Restricted Payment to its equity holders; provided that the general partner of such Subsidiary does not own greater than 2% of the issued and outstanding Capital Stock in such Subsidiary, and (iii)  any Subsidiary of the Company may accept capital contributions from its parent to the extent permitted under Section 10.7(c).

Section 10.9.     Lease Obligations.  The Company will not create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (excluding for this purpose obligations as lessee under Capital Leases) (a) for the rental or hire of real or personal property in connection with any sale and leaseback transaction (except to the extent and not exceeding the amounts permitted by Section 10.5(c)), or (b) for the rental or hire of other real or personal property of any kind under leases or agreements to lease having an original term of one year or more that would cause the direct and contingent liabilities of the Company and its Subsidiaries, on a Consolidated basis, in respect of all such obligations to exceed $25,000,000 payable in any period of 12 consecutive months.

Section 10.10.     Amendments of Constitutive Documents.  The Company will not amend, or permit any of its Subsidiaries to amend, its Constitutive Documents (other than the Partnership Agreement) in any manner that has a Material Adverse Effect.

Section 10.11.     Accounting Changes.     The Company will not make or permit, or permit any of its Subsidiaries to make or permit, any change in (a) accounting policies or reporting practices, except as required by generally accepted accounting principles, and except that the Company and its Subsidiaries may account for the compensation expense of the non-vested common units granted under the MLP’s Long-Term Incentive Plan using the “fair value” method, or (b) its Fiscal Year.

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Section 10.12.     Prepayments, Etc. of Debt.  The Company will not prepay, redeem, purchase, defease or otherwise satisfy, or permit any of its Subsidiaries to prepay, redeem, purchase, defease or otherwise satisfy, prior to the scheduled maturity thereof in any manner any Debt in respect of the Cavalier Credit Facility or the term loans under the Bank Facility, in each case, prior to the maturity date of the Series B Notes, except mandatory prepayments of principal, and payments of interest, required under the Cavalier Credit Agreement or the Bank Facility, respectively.

Section 10.13.     Amendment of Bank Facility, Cavalier Credit Agreement or Subordination Provisions Governing Intercompany Debt.  The Company will not amend, modify or change any term or provision of the Bank Facility or of the Cavalier Credit Agreement, or permit any such amendment, modification or change,  in any manner that (i) would accelerate any scheduled payments or add any mandatory payment requirements thereunder or the final maturity date of Debt thereunder or increase the interest rate (other than any increase in any interest rate spread in accordance with the pricing grid, if any, set forth therein on the date of the First Amendment) or amend, modify or change any other provision of the Bank Facility or the Cavalier Credit Agreement in a manner adverse to the holders of the Notes, in each case, without the consent of the Required Holders, or (ii) would require the Company or any Subsidiary to become liable for any payments of principal, interest or other amounts in respect of the Cavalier Credit Agreement.  The Company will not, and will not permit any Subsidiary to, amend the subordination provisions applicable to intercompany Debt owing to a Subsidiary that is not a Subsidiary Guarantor.

Section 10.14.     Partnerships, Etc.  The Company will not become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, except that the Company and/or any of its Subsidiaries may be a general partner in any partnership or joint venture provided such partnership or such joint venture incurs no Debt or other liability for which the Company or such Subsidiary is liable as guarantor or a provider of any other credit support, or by virtue of its status as such general partner or joint venturer.

Section 10.15.     Speculative Transactions.  The Company will not, and will not permit any Subsidiary to, enter into any foreign currency exchange contracts, interest rate swap arrangements or other derivative contracts or transactions, other than, subject to Section 10.3(c)(v), such contracts, arrangements or transactions entered into in the ordinary course of business for the purpose of hedging (a) the interest rate exposure of the Company or any of its Subsidiaries, (b) the purchase requirements of the Company or any of its Subsidiaries with respect to raw materials and inventory and (c) the fluctuations in the prices of commodities affecting the Company or any of its Subsidiaries.

Section 10.16.     Formation of Subsidiaries.  The Company will not organize or invest, or permit any Subsidiary to organize or invest, in any new Subsidiary except as permitted under Section 10.7(c),  (g) or (h).

Section 10.17.     Payment Restrictions Affecting Subsidiaries.  The Company will not, directly or indirectly, enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement or arrangement (other than this Agreement or any other Note Document) that:

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(a)     limits the ability of any of its Subsidiaries (other than any Receivables Financing Subsidiary or the Insurance Subsidiary) to declare or pay dividends or other distributions in respect of its Capital Stock or repay or prepay any Debt owed to, make loans or advances to, or otherwise transfer assets to or invest in, the Company or any Subsidiary (other than any Receivables Financing Subsidiary or Insurance Subsidiary) of the Company (whether through a covenant restricting dividends, loans, asset transfers or investments, a financial covenant or otherwise), except the Note Documents, the Bank Facility and the other “Loan Documents” (as defined in the Bank Facility), in each case as in effect on the date of the First Amendment and any other agreement or instrument governing Debt permitted to be incurred in accordance with Section 10.3;  provided that the restrictions related to the payment of dividends and distributions, repayment of Debt, making of loans or other transfer of assets by Subsidiaries included in such other agreement or instrument are no more restrictive than the comparable terms of the Note Documents contained in Sections 10.5 (relating to transfer of assets by Subsidiaries), 10.7 (relating to making of loans by Subsidiaries), 10.8 (relating to payment of dividends and distributions by Subsidiaries) and 10.12 (relating to repayment of Debt by Subsidiaries); and provided,  further, that, in the case of any agreement (including any receivables financing agreement) to which a Receivables Financing Subsidiary may be a party or by which it may be bound in connection with a receivables financing transaction permitted by Section 10.3(c)(viii), such restrictions related to the payment of dividends and distributions, repayment of Debt, making of loans or other transfers of assets included in such agreement may be on such terms and conditions as shall be customary for such receivables financing transaction; or

(b)     prohibits or limits the ability of the Company or any Subsidiary (other than any Receivables Financing Subsidiary or the Insurance Subsidiary) to create, incur, assume or suffer to exist any Lien upon any of its assets, whether now owned or hereafter acquired, to secure or guaranty, in the case of the Company, its obligations under the Notes and the other Note Documents or, in the case of any Subsidiary Guarantor, its obligations under the Subsidiary Guaranty Agreement and the other Note Documents, other than (a) customary restrictions contained in the Bank Facility and the Cavalier Credit Agreement, in each case, on terms that are consistent with, or not materially more restrictive than the restrictions set forth herein and (b) any negative pledge or restriction incurred or provided in favor of any holder of indebtedness permitted under Section 10.3(c)(iii),  (iv),  (vii) or (viii) or Section 10.9 solely to the extent any such negative pledge or restriction relates to the property financed by or the subject of such indebtedness.

Section 10.18.     Subsidiary Guaranty Agreement.  The Company will not permit any Subsidiary which is not a Subsidiary Guarantor to be or become obligated (as a guarantor, a borrower, a co-borrower or otherwise) under or with respect to a Qualified Debt Agreement, unless, concurrently therewith, or prior thereto, such Subsidiary shall have (a) executed and delivered a Subsidiary Guaranty Supplement to the Subsidiary Guaranty Agreement thereby becoming a party thereto and all documents and showings required to be delivered pursuant to Section 9.10 upon or following delivery of a Subsidiary Guaranty Supplement, (b) provided to each of the holders of Notes copies of such Subsidiary Guaranty Supplement (pursuant to which, inter alia, such Subsidiary shall affirm in writing its representations contained in the Subsidiary Guaranty Agreement) and a legal opinion with respect thereto substantially in the form of the opinion contemplated in Exhibit 4.4(a) with respect to such Subsidiary and the Subsidiary Guaranty Agreement, (c) delivered such documents and evidence with respect to such Subsidiary

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as the Required Holders may reasonably request in order to establish the existence of such Subsidiary and the authorization of the transactions contemplated by the Subsidiary Guaranty Supplement to which such Subsidiary is a party, and (d) demonstrated to the satisfaction of the Required Holders that such Subsidiary is Solvent.

Section 10.19.     Transactions with Affiliates.  Except as set forth on Schedule 10.19 hereto, the Company will not enter into, or permit any of its Subsidiaries to enter into, directly or indirectly, any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except (a) in the ordinary course or pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business, in each case upon fair and reasonable terms no less favorable (taken as a whole, as determined in good faith by the board of directors of the General Partner or its Conflicts Committee) to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate and (b) any transaction with any Affiliate in connection with a Simplification Transaction.

Section 10.20.     Economic Sanctions, Etc.  The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

SECTION 11.     EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)     the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)     the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)     the Company defaults in the performance of or compliance with any term contained in Section 7.1(d),  Section 9.2,  Section 9.5,  Section 9.13 or Section 10; or

(d)     the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a),  (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

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(e)     any representation or warranty made in writing by or on behalf of the Company, the General Partner, or any Subsidiary Guarantor or by any officer of the Company, the General Partner, or any Subsidiary Guarantor in this Agreement, the Subsidiary Guaranty Agreement or any other Note Document or in any writing furnished in connection with the transactions contemplated hereby or thereby, taken as a whole, proves to have been false or incorrect in any material respect on the date as of which made (except to the extent that any such representation or warranty relates to any earlier date, in which case it shall have been false or incorrect in any material respect as of such earlier date); or

(f)     (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount of at least $35,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Debt that is outstanding in an aggregate principal amount of at least $35,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into Capital Stock), (1) the Company or any Subsidiary has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment that is outstanding in an aggregate principal amount of at least $35,000,000, or (2) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Debt, or (iv) the Termination Date with respect to Extending Lenders under the Revolving Credit Facility (as such terms are defined in the Bank Facility as in effect on the date of the First Amendment) otherwise occurs prior to June 26, 2018; or

(g)     the Company, the General Partner (unless timely replaced by a new General Partner to the extent permitted by the Company’s Partnership Agreement) or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it or, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes legal action for the purpose of any of the foregoing; or

(h)     a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company, the General Partner or any Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for

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relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the General Partner or any Subsidiary, or any such petition shall be filed against the Company, the General Partner or any Subsidiary and such petition shall not be dismissed or appointment discharged within 60 days unless, in the case of the General Partner, timely replaced by a new General Partner to the extent permitted by the Company’s Partnership Agreement within 60 days; or

(i)     any judgments or orders, either individually or in the aggregate, for the payment of money aggregating in excess of $35,000,000 shall be rendered against one or more of the Company or any Subsidiary and either (i) enforcement proceedings shall have been commenced by any creditor thereon or (ii) there shall be any period of 60 consecutive days during which a stay of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided,  however, that any such judgment or order shall not be an Event of Default under this paragraph (i) if and so long as (x) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and the insurer covering payment thereof and (y) such insurer, which shall be rated at least “A” by A.M. Best Company at the time the policy of insurance was issued, has been notified of, and has not disputed the claim made for payment of, or the amount of such judgment or order; or

(j)     (i) any Plan that is subject to Title IV of ERISA shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan that is subject to Title IV of ERISA or the PBGC shall have notified the Company or any ERISA Affiliate that such Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 400l(a)(18) of ERISA) under all Plans that are subject to Title IV of ERISA, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

(k)     the Subsidiary Guaranty Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that the Subsidiary Guaranty Agreement is invalid, void or unenforceable or any Subsidiary Guarantor which is a party to the Subsidiary Guaranty

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Agreement shall contest or deny in writing the validity or enforceability of any of its obligations under the Subsidiary Guaranty Agreement, but excluding the Subsidiary Guaranty Agreement which ceases to be in full force and effect in accordance with and by reason of the express provisions of Section 2.2(c) or 23; or

(l)     the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in any Collateral Document to which it is a party and such default is not remedied within the period of grace, if any, allowed with respect thereto or any Collateral Document shall after delivery thereof cease to be in full force and effect for any reason whatsoever or any Collateral Document shall fail or cease to create a valid and perfected first priority Lien (other than as expressly permitted by the terms thereof) on the property purported to be covered thereby or the Company or any Subsidiary Guarantor or any other Person on its behalf shall contest or deny the validity or enforceability of any Lien granted under any Collateral Document; or

(m)     the Company, the General Partner or the Special General Partner shall cancel or terminate or amend or consent to or accept any cancellation or termination or amendment of the Partnership Agreement (other than any amendment thereof in connection with a Simplification Transaction) or there shall be a cancellation, termination of, or any amendment to, the MLP Agreement (other than any amendment thereof in connection with a Simplification Transaction) in any manner that has a material adverse effect on (i) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (ii) the rights and remedies of the holders of the Notes under the Note Documents, (iii) the rights and remedies of the Collateral Agent under the Collateral Documents or (iv) the ability of the Company and the Subsidiary Guarantors to perform their respective payment and other material obligations under the Note Documents; or

(n)     the MLP or any entity controlled by the MLP shall purchase or otherwise acquire, directly or indirectly, any of the outstanding Notes except, in the case of the Company, upon the payment or prepayment of the Notes in accordance with the terms of this Agreement.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.     REMEDIES ON DEFAULT, ETC.

Section 12.1.     Acceleration.  (a)If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)     If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

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(c)     If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.     Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.     Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration if such amounts were not paid pro rata to all holders of the Notes, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.     No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any other Note Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein

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or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.     Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.     Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, of the same series and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1 or Exhibit 2, as applicable.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $200,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $200,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2 as of the date of such acceptance.

Section 13.3.     Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)     in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an

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original Purchaser or another holder of a Note with a minimum net worth of at least $200,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)     in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.     PAYMENTS ON NOTES.

Section 14.1.     Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Citibank, N.A. in such jurisdiction.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.     Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.     EXPENSES, ETC.

Section 15.1.     Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Note Document (whether or not such

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amendment, waiver or consent becomes effective), including, without limitation:  (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or any other Note Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or any other Note Document, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes.  The Company will also pay all costs and expenses (including reasonable attorneys’ fees) incurred by the Collateral Agent in connection with the Collateral Documents, including, without limitation; (a) search, filing and recording fees and expenses, (b) costs and expenses incurred in connection with the perfection, protection or preservation of rights or interests under the Collateral Documents, and (c) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by the Collateral Documents.  The Company shall not, in connection with any of the matters described in this Section 15.1, be liable for the costs and expenses of more than one separate legal firm, and separate local counsel as reasonably required, for the holders of the Notes unless a holder of a Note reasonably determined that its interests as such a holder differ from the interests of other holders of Notes so as to require legal advice.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2.     Stamp Taxes, Etc.  The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any other Note Document or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement, any of the Notes or any other Note Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

Section 15.3.     Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or any other Note Document, and the termination of this Agreement.

SECTION 16.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes and the other Note Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at

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any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company or any Subsidiary Guarantor pursuant to this Agreement or any other Note Document, as the case may be, shall be deemed representations and warranties of the Company or any Subsidiary Guarantor under this Agreement or any other Note Document, as applicable.  Subject to the preceding sentence, this Agreement, the Notes and the other Note Documents embody the entire agreement and understanding between each Purchaser and the Company and the Subsidiary Guarantors with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

SECTION 17.     AMENDMENT AND WAIVER.

Section 17.1.     Requirements.  This Agreement, the Notes and the Subsidiary Guaranty Agreement or the Intercreditor Agreement may be amended, restated, modified or supplemented, and the observance of any term hereof or of the Notes, the Subsidiary Guaranty Agreement or the Intercreditor Agreement may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment, restatement, modification, supplement or waiver of any of the provisions of Section 1,  2,  3,  4,  5,  6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment, restatement, modification, supplement or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment, restatement, modification, supplement or waiver, or (iii) amend, restate, modify or supplement any of Section 8,  11(a),  11(b),  12,  17 or 20.  Notwithstanding anything contained in this Section 17.1 to the contrary, (1) the Intercreditor Agreement may be amended, restated, modified or supplemented in accordance with the terms thereof and (2) each Collateral Document (whether delivered under Section 9.10,  Section 9.11 or any other provision of this Agreement or the other Note Documents) may be amended as provided therein.

Section 17.2.     Solicitation of Holders of Notes.

(a)     Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount or Series of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.  Any approval of holders of the Notes required by Section 7.1(n),  9.10 or 9.11, any Collateral Document, or the definition of “Perfection Certificate” and “Perfection Certificate Supplement” may be obtained by e-mail solicitation by the Company or its designee to the holders of the Notes, and any e-mail to the Company or its designee consenting to or approving a matter that

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the Company believes in good faith originated from a person with authority to act for a holder of a Note approving a request or other matter shall constitute the requisite consent or approval of such holder.  If any form of document or other matter under Section 7.1(n),  9.10 or 9.11, any Collateral Document or the definition of “Perfection Certificate” or “Perfection Certificate Supplement” requires the approval or consent of the Required Holders, or a matter is required to be satisfactory to the Required Holders, and the Company has provided the form of document or other matter to the holders of the Notes and requested approval, consent or confirmation of satisfaction, such form of document or other matter shall be deemed approved, consented to or satisfactory to the Required Holders if the Company or its designee receives written approvals, consents or confirming responses from the Required Holders or their counsel (which may be by e-mail).

(b)     Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, (1) to the Collateral Agent or the administrative agent or any lender under the Bank Facility as consideration for or as an inducement to obtaining any approval, consent or confirming response from such Person relating to any form of document or other matter described in Section 7.1(n), 9.10 or 9.11, any Collateral Document, the Perfection Certificate or a Perfection Certificate Supplement or (2) to any holder of Notes as consideration for or as an inducement to the entering into by any holder of any series of Notes of any waiver or amendment of any of the terms and provisions hereof or of any other Note Document, in each case unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of each series of Notes then outstanding even if such holder did not consent to such waiver or amendment.

(c)     Consent in Contemplation of Transfer.  Any consent made pursuant to this Section 17.2 by the holder of any series of the Notes that has transferred or has agreed to transfer such Note to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of the series of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such transferring holder.

Section 17.3.     Binding Effect, Etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of each series of Notes and is binding upon them and upon each future holder of any Note of any series and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note of any series nor any delay in exercising any rights hereunder or under any Note of any series or the Subsidiary Guaranty Agreement shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

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Section 17.4.     Notes Held by Company, Etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or the Subsidiary Guaranty Agreement, or have directed the taking of any action provided herein or in the Notes or the Subsidiary Guaranty Agreement to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates or Subsidiaries shall be deemed not to be outstanding.

SECTION 18.     NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)     if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)     if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)     if to the Company, to the Company at its address set forth at the beginning hereof to the attention of its Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, with a copy to the Company at its address as set forth in the beginning hereof to the attention of its General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

In addition to the foregoing, information and other communications required to be provided to a holder of a Note under this Agreement or any Collateral Document, may be provided by electronic mail to the e-mail address(es) provided by such holder to the Company, except as set forth below.  If any holder of a Note (A) requests in writing that the Company not provide any information or other communication by email (or Schedule A expressly requires another form of communication to such holder), the Company shall only provide such information or other communication as set forth in the first paragraph of this Section 18 (or, as applicable, as set forth in Schedule A with respect to such holder), or (B) requests in writing that the Company cease providing information and other communications required by Section 9.10,  9.11 or any Collateral Document to such holder, the Company shall no longer be required to provide such information or material to such holder unless and until the Company receives written notice from such holder to once again provide such information or materials.  Each holder of a Note agrees to at all times maintain a valid e-mail address with the Company for information and other communications permitted to be provided to the holders of the Notes via e-mail.

Notices under this Section 18 will be deemed given only when actually received.

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SECTION 19.     REPRODUCTION OF DOCUMENTS.

This Agreement, the Subsidiary Guaranty Agreement, the Intercreditor Agreement, the other Note Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) or at the closing of the First Amendment, and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.     CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the MLP, the General Partner, the Company or such Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any other Note Document that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by such Purchaser as being confidential information of the Company or such Subsidiary or such Affiliate; provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the MLP, the General Partner, the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser; provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed with the Company in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or,

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in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement and the other Note Documents.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound as a “Purchaser” by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking.

SECTION 21.     SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21) shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.     MISCELLANEOUS.

Section 22.1.     Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

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Section 22.2.     Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3.     Accounting Terms.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP.  For purposes of determining compliance with this Agreement (including Section 9,  Section 10 and the definition of “Debt”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.4.     Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5.     Construction, Etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6.     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement by electronic copy shall be effective as delivery of an original executed counterpart of this Agreement.

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Section 22.7.     Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8.     Jurisdiction and Process; Waiver of Jury Trial.  (a)The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)     The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.8(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c)     The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d)     Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e)     THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 22.9.     Recourse Only to the Company and the Subsidiary Guarantors; Non-Recourse to the General Partner, the Special General Partner and Associated Persons.  Each Purchaser agrees on behalf of itself and its successors, assigns and legal representatives, and each

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subsequent holder of any Note (by acceptance thereof) shall be deemed so to have agreed, that neither the General Partner or the Special General Partner nor any Person (other than the Company or a Subsidiary Guarantor) which is a partner, shareholder, member, owner, officer, director, supervisor, trustee or other principal (collectively, “Associated Persons”) of the Company, the General Partner, the Special General Partner or a Subsidiary Guarantor, or any of their respective successors or assigns (as such), shall have any personal liability for the payment or performance of any of the Company’s obligations hereunder or under any of the Notes and no monetary or other judgment shall be sought or enforced against the General Partner or the Special General Partner or any of such Associated Persons or any of their respective successors or assigns (as such).  Notwithstanding the foregoing, no Purchaser shall be deemed barred by this Section 22.9 from asserting any claim against any Person based upon an allegation of fraud or misrepresentation.

Section 22.10.     Collateral Matters.  The Collateral Agent may release or subordinate its Liens on all or any part of the Collateral to the extent permitted by Section 2.2 of the Intercreditor Agreement.

*     *     *     *     *

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DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptable Bank” means (i) any bank or trust company (a) which is organized under the laws of the United States of America or any State thereof, (b) which has capital, surplus and undivided profits aggregating at least $500,000,000, and (c)(1) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “AA-” or better by S&P, “Aa3” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing or (2) the commercial paper or other short-term unsecured debt obligations of which (or the short-term unsecured debt obligations of the holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of “A1” or better by S&P or “Prime 1” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing or (ii) any bank party to the Bank Facility.

“Acceptable Broker-Dealer” means any Person other than a natural person (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of “AA-” or better by S&P, “Aa3” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing.

“Additional Covenant” shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant), including any defined terms as used therein, the subject matter of which either (i) is similar to that of any covenant in Section 9 or 10 of this Agreement, or related definitions in this Schedule B, but contains one or more percentages, amounts, formulas or other provisions that are more restrictive as to the Company or any Subsidiary or more beneficial to the lenders under the Bank Facility than as set forth herein (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenant in Section 9 or 10 of this Agreement, or the related definitions in this Schedule B.

“Additional Default” shall mean any provision contained in the Bank Facility, including any defined terms as used therein, which permits the holder or holders of any Debt under the Bank Facility or any agent or trustee for such holder or holders to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise require the Company or any Subsidiary to purchase such Debt prior to the stated maturity thereof (or automatically causes such Debt to so accelerate or be required to be purchased) and which either (i) is similar to any Default or Event of Default contained in Section 11, or related definitions in this Schedule B, but contains one or more percentages, amounts, formulas or other provisions that are more restrictive as to the Company or any Subsidiary, have a shorter grace period or are more beneficial to the holders of such Debt than as set forth herein (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in Section 11, or related definitions in this Schedule B.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of the Voting Stock of such first Person or any subsidiary of such first Person or any corporation of which such first Person and the subsidiaries of such first Person beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of the Voting Stock, and (c) any officer or director of such first Person.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company; provided that the Company shall not be an Affiliate of any Subsidiary of the Company and no Subsidiary of the Company shall be an Affiliate of the Company or any other Subsidiary of the Company.

“AHGP Management Investors” is defined in Section 8.4.

“Asset Acquisition” means (a) an Investment by the Company or any Subsidiary in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged with or into the Company or any Subsidiary, (b) the acquisition by the Company or any Subsidiary of the assets of any Person (other than a Subsidiary) which constitute all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Subsidiary of any division or line of business of any Person (other than a Subsidiary).

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Associated Persons” is defined in Section 22.9.

“Available Cash” has the meaning specified in the MLP Agreement as in effect on the date of the First Amendment.

“Bank Facility” means that certain Fourth Amended and Restated Credit Agreement dated as of January 27, 2017 among the Company, the Initial Lenders, Initial Issuing Banks and Swing Line Bank, as named therein, the various financial institutions party from time to time thereto and JPMorgan Chase Bank, N.A., as administrative agent, as the same may from time to time be supplemented, amended, restated, renewed, extended or replaced.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

“Business Day” means (a) for the purposes of Section 8.8 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York, or Tulsa, Oklahoma are required or authorized to be closed.

“Business Plan” means a rolling five year business plan for the Company which shall include, without limitation, forecasts prepared by management of the Company, in form satisfactory to the Required Holders, of balance sheets, income statements and cash flow statements on an annual basis for each of the next five Fiscal Years and which shall set forth (without limitation) mine development plans, an analysis of business outlook for the term of the Series B Notes in form and scope reasonably satisfactory to the Required Holders, capital expenditures, coal reserve profiles, property acquisitions, production levels and other similar items, which Business Plan may be revised by the Company from time to time to reflect changes in operating and market conditions.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

“Capital Stock” means, with respect to any Person, any and all shares, units representing interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock, including, (a) with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, (b) with respect to limited liability companies, member interests, and (c) with respect to any Person, any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

“Cash Equivalents” means any of the following, to the extent owned by the Company or any of its Subsidiaries free and clear of all Liens and, unless otherwise specified below, having a maturity of not greater than two years from the date of acquisition thereof:

(a)     United States Governmental Securities maturing within one year from the date of acquisition;

(b)     certificates of deposit, banker’s acceptances or other bank instruments maturing within one year from the date of acquisition thereof, issued by Acceptable Banks;

(c)     Repurchase Agreements;

(d)     obligations of any state of the United States of America, or any municipality of any such state, in each case rated “AA” or better by S&P, “Aa2” or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing; provided that such obligations mature within one year from the date of acquisition thereof; and

(e)     commercial paper maturing in 270 days or less from the date of issuance which, at the time of acquisition by the Company or any Subsidiary, is rated A-l or better by S&P or P-1 or better by Moody’s or an equivalent rating by any other credit rating agency of recognized national standing.

“Cavalier Borrower” means Cavalier Minerals JV, LLC, a Delaware limited liability company, in its capacity as “borrower” under the Cavalier Credit Agreement.

“Cavalier Credit Agreement” means the Credit Agreement, dated as of October 6, 2015, between the Cavalier Borrower and Mineral Lending, LLC, a Delaware limited liability company, as the lender thereunder.

“Cavalier Credit Documents” means the Cavalier Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith.

“Cavalier Credit Facility” means the credit facility under the Cavalier Credit Agreement.

“Change in Control” is defined in Section 8.4.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” means all of the “Collateral” and “Mortgaged Property” or “Trust Property” or other similar term referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties; provided that in no event shall any Excluded Asset (as defined in the Security Agreement) constitute Collateral.

“Collateral Agent” means JPMorgan Chase Bank, N.A. in its capacity as collateral agent for the Secured Parties pursuant to the Intercreditor Agreement together with its successors and permitted assigns.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, the Intercreditor Agreement, each of the other mortgages, collateral assignments, security agreements, pledge agreements, control agreements, collateral agency agreements, or other similar agreements delivered to the holders of the Notes or the Collateral Agent, as applicable, pursuant to the other Collateral Documents or Section 9.10 or 9.11, to grant a valid, perfected security interest in any property as collateral for the obligations of the Company and the Subsidiary Guarantors under the Notes and the other Note Documents, and each of the other agreements, instruments or documents that creates or purports to create a security interest or Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Company” means Alliance Resource Operating Partners, L.P., a Delaware limited partnership or any successor that becomes such in the manner prescribed in Section 10.4.

“consolidated” refers to the consolidation of accounts in accordance with GAAP.

“Consolidated Cash Flow” means, as of any date of determination for any applicable period, the excess, if any, of (a) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) Consolidated Net Income for such period, plus (ii) to the extent deducted in the determination of Consolidated Net Income for such period, without duplication, (A) Consolidated Non-Cash Charges, (B) Consolidated Interest Expense and (C) Consolidated Income Tax Expense, over (b) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (i) any non-cash items increasing Consolidated Net Income for such period (x) to the extent that such items constitute reversals of Consolidated Non-Cash Charges for a previous period and which were included in the computation of Consolidated Cash Flow for such previous period pursuant to the provisions of the preceding clause (a) or (y) for unrealized gains under derivative instruments, and (ii) any cash charges for such period to the extent that such charges constituted non-cash items for a previous period and to the extent such charges are not otherwise included in the determination of Consolidated Net Income; provided that Consolidated Cash Flow shall be calculated, without duplication, after giving effect on a pro forma basis for such period, in all respects in accordance with GAAP, to any Transfer or Asset Acquisitions (including, without limitation any Asset Acquisition by the Company or any Subsidiary giving rise to the need to determine Consolidated Cash Flow as a result of the Company or one of its Subsidiaries (including any Person that becomes a Subsidiary as result of any such Asset Acquisition) incurring, assuming or otherwise becoming liable for any Debt) occurring during the period commencing on the first day of such period to and including the date of the transaction, as if such Transfer or Asset Acquisition occurred on the first day of such period.

“Consolidated Debt” means, as of any date of determination, the aggregate outstanding principal amount of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

“Consolidated Debt to Consolidated Cash Flow Ratio” means, at any date of determination, the ratio of Consolidated Debt of the Company and its Subsidiaries as at the end of the most recently ended fiscal quarter of the Company for which financial statements are required to be delivered to the holders of the Notes pursuant to Section 7.1(a) or (b), as the case may be, to Consolidated Cash Flow of the Company and its Subsidiaries for the period of four fiscal quarters ending on the last day of such fiscal quarter.

“Consolidated Fixed Charges” means, with respect to the Company and its Subsidiaries for any period, the sum of Consolidated Interest Expense plus cash distributions for such period, in each case, determined on a consolidated basis in accordance with GAAP.

“Consolidated Income Tax Expense” means, with respect to any period, all provisions for Federal, state, local and foreign income taxes of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, as of any date of determination for any applicable period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP):  (a) all interest in respect of Debt of the Company and its Subsidiaries whether paid or accrued (including non-cash interest payments and imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount (but not expense) amortized or required to be amortized in the determination of Consolidated Net Income for such period.

“Consolidated Net Income” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP; provided that there shall be excluded:

(a)     the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition;

(b)     any aggregate net gain or loss during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets, and, without duplication, (ii) the following, whether or not current:  all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities);

(c)     debt extinguishment costs and expenses in an amount not to exceed $25,000,000 until the latest Termination Date under the Revolving Credit Facility (as each such term is defined in the Bank Facility as in effect on the date of the First Amendment);

(d)     transaction costs, fees and expenses in connection with any acquisition or issuance of Debt or equity (whether or not successful) by the Company or any of its Subsidiaries in an amount not to exceed $25,000,000 until the latest Termination Date under the Revolving Credit Facility (as each such term is defined in the Bank Facility as in effect on the date of the First Amendment); and

(e)     the amount of any non-cash unusual or non-recurring restructuring or similar charges; provided that any determination of whether a charge is unusual or non-recurring shall be made by the Company chief financial officer (or person acting in a similar capacity) pursuant to such officer’s good faith judgment.

“Consolidated Non-Cash Charges” means, with respect to the Company and its Subsidiaries for any period, the aggregate depreciation, depletion and amortization (other than amortization of debt discount and expense), the non-cash portion of advance royalties, any non-

cash employee compensation expenses for such period, impairment charges, unrealized losses and gains under derivative instruments and non-cash charges due to cumulative effects of changes in accounting principles, in each case, reducing Consolidated Net Income of the Company and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

“Constitutive Documents” means, with respect to any Person, the certificate of incorporation or registration or formation (including, if applicable, certificate of change of name), articles of incorporation or association, memorandum of association, charter, bylaws, partnership agreement, trust agreement, joint venture agreement, limited liability company operating or members agreement, joint venture agreement or one or more similar agreements, instruments or documents constituting the organization or formation of such Person.

“Contract Price” is defined in Section 9.8.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing.

“Controlled Entity” means (a) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (b) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Debt” means, with respect to any Person, without duplication,

(a)     its liabilities for borrowed money;

(b)     its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)     its Capital Lease Obligations;

(d)     all liabilities secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); provided,  however, that, for purposes of determining the amount of liabilities included in this clause (d), such liabilities shall be limited to the fair market value of the property of such Person subject to such Lien unless such Person shall have otherwise become liable for or assumed such liabilities (in which case the total amount of such liabilities shall be included in this clause (d));

(e)     all its liabilities in respect of letters of credit or instruments serving a similar function or surety bonds issued or accepted for its account by banks or other financial institutions (whether or not representing obligations for borrowed money), other than any such liabilities that are incurred in the ordinary course of business of such Person and

(i)     that consist of liabilities in respect of surety bonds (other than liabilities in respect of letters of credit issued to any insurance company or other issuer of a surety bond as credit support for such Person’s reimbursement obligations to such insurance company or other institution acting as issuer of such surety bond) where such surety bonds are issued to support such Person’s obligations in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles, or

(ii)     that consist of liabilities in respect of letters of credit or instruments serving a similar function which are issued to support such Person’s obligations (including surety bond obligations) in respect of workmen’s compensation, unemployment insurance, reclamation laws or mining activities or activities incidental, supplemental or related to mining activities, the payment of retirement benefits or performance guarantees relating to coal deliveries or insurance deductibles and aggregating no more than $40,000,000 at any time outstanding for all of the liabilities contemplated by this clause (ii); or

(iii)     which are issued in respect of current trade payables of such Person;

(f)     Swaps of such Person, to the extent required to be reflected on a balance sheet of such Person prepared as of any date of determination in accordance with GAAP;

(g)     Preferred Stock of Subsidiaries owned by Persons other than the Company, a Subsidiary Guarantor or a Wholly Owned Subsidiary; and

(h)     any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) hereof.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, with respect to a series of Notes, that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such series or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its “base” or “prime” rate.

“Disclosure Documents” is defined in Section 5.3.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under Section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Excluded Assets” shall have the meaning set forth in the Security Agreement and shall include the Excluded Property.

“Excluded Property” means the inactive and closed Mining Facilities and other assets identified as such on Schedule 5.25 and all real property, including leasehold interests, not included and not otherwise required to be included in the Mortgaged Property.

“First Amendment” means the First Amendment to this Agreement dated as of January 27, 2017.

“Fiscal Year” means a fiscal year of the Company and its Consolidated Subsidiaries ending on December 31 in any calendar year.

“Fixed Charge Ratio” means the ratio of (a) Consolidated Cash Flow minus (i) Consolidated Income Tax Expense, minus (ii) Maintenance Cap Ex to (b) Consolidated Fixed Charges of the Company and its Subsidiaries for each rolling four-quarter period.

“Foreign Subsidiary” means a Subsidiary organized under the laws of a jurisdiction other than the United States or any State thereof or the District of Columbia.

“Funding Instruction Letter” is defined in Section 4.12.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“General Partner” means Alliance Resource Management GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as the managing general partner of the Company.

“Governmental Authority” means

(a)     the government of

(i)     the United States of America or any State or other political subdivision thereof, or

(ii)     any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)     any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Greenfield Project” means any mine development project involving the expenditure of greater than $5,000,000 for the development of mine infrastructure to access unmined reserves.

“Guaranty” and, with correlative meaning, “Guaranteed” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)     to purchase such Debt or any property constituting security therefor;

(b)     to advance or supply funds (i) for the purchase or payment of such Debt, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt;

(c)     to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt of the ability of any other Person to make payment of the Debt; or

(d)     otherwise to assure the owner of such Debt against loss in respect thereof.

In any computation of the Debt of the obligor under any Guaranty, the Debt that is the subject of such Guaranty shall be assumed to be a direct obligation of such obligor.  The amount of any Guaranty shall be equal to the outstanding amount of the Debt guaranteed, or such lesser amount to which the maximum exposure of such Person shall have been specifically limited.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note 1s registered in the register maintained by the Company pursuant to Section 13.1.

“Institutional Investor” means (a) any purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Insurance Subsidiary” means Wildcat Insurance, LLC, a Delaware limited liability company.

“Intercreditor Agreement” means the Second Amended and Restated Intercreditor Agreement dated as of January 27, 2017 among the holders from time to time of the Notes, JPMorgan Chase Bank, N.A., as administrative agent under the Bank Facility, and the Collateral Agent, as the same may be amended, modified or restated from time to time in accordance with the terms thereof.

“Interest Coverage Ratio” means, at any date of determination, the ratio of (a) Consolidated Cash Flow as at the end of the most recently ended fiscal quarter of the Company for which financial statements are required to be delivered to the holders of the Notes pursuant to Section 7.1(a) or (b), as the case may be to (b) Consolidated Interest Expense for the period of four fiscal quarters ending on the last day of such fiscal quarter.

“Inventory” has the meaning set forth in the UCC.

“Investment” means any investment, made in cash or by delivery of property, by the Company or any of its Subsidiaries (a) in any Person, whether by acquisition of stock, debt or other obligations or Security, or by loan, guaranty of any debt, advance, capital contribution or otherwise, or (b) in any property.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest, production payment or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements); provided,  however, “Lien” shall not include any negative pledge nor any royalty interest or overriding royalty interest under any lease, sublease, override royalty agreement or other similar agreement entered into in the ordinary course of business.

“Maintenance Cap Ex” means the Company’s and its Subsidiaries’ annual (or quarterly, if applicable) average estimated capital expenditures required to maintain, over the long-term, the operating capacity of their capital assets based on estimates developed by management of the Company upon a five-year planning horizon and publicly communicated by management of the Company from time to time.

“Make-Whole Amount” is defined in Section 8.8.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Acquired Real Properties” means a real property or group of related real properties, acquired or leased, by the Company or its Subsidiaries after the date of the First Amendment in a single transaction that individually or in the aggregate have a fair market value reasonably estimated by the Company to be equal to, or in excess of, $5,000,000 as of the date of acquisition or lease.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its payment obligations or its obligations under Sections 9 or 10 or any other material obligations under this Agreement, the Notes or any other Note Document, (c) the ability of the Subsidiary Guarantors, taken as a whole, to perform their payment obligations or other material obligations under the Subsidiary Guaranty Agreement or any other Note Document, or (d) the validity or enforceability of this Agreement, the Notes, the Subsidiary Guaranty Agreement or any other Note Document.

“Memorandum” is defined in Section 5.3.

“Mines” means the mining complexes described on Schedule 5.25 that are owned, leased or operated by the Company or any of its Subsidiaries, and all additional parcels and tracts of real property acquired by the Company or any Subsidiary Guarantor, that are either associated with the active mining complexes described on Schedule 5.25 or associated with new mining complexes acquired by Company, pursuant to an acquisition permitted under the terms hereof after the date of the First Amendment.

“Mining Facilities” means the Mines and the related facilities and assets.

“Mining Leases” means each contract, agreement or lease to which the Company or any Subsidiary Guarantor is a party granting the Company or such Subsidiary Guarantor an interest in coal from the property that is the subject of such contract, lease or agreement.

“MLP” means Alliance Resource Partners, L.P., a Delaware limited partnership.

“MLP Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the MLP, dated as of June 16, 2014, as amended, restated, modified or supplemented after the date of the First Amendment, to the extent permitted under the Note Documents.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgaged Property” means the right, title and interest of the Company and its Subsidiaries as of the date of the First Amendment in (a) the real property, including leasehold interests, that is material to the operation of the active Mining Facilities and the other properties identified on Schedule 5.26, and (b) each other real property, if any, which shall be subject to a mortgage delivered after such date pursuant to Section 9.10;  provided that in no event shall any Excluded Asset (as defined in the Security Agreement) constitute Mortgaged Property.

“Mortgages” has the meaning specified in Section 9.11(d).

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Note Documents”  means (a) this Agreement, (b) the Notes, (c) the Subsidiary Guaranty Agreement, (d) the Collateral Documents and (e) the Intercreditor Agreement, in each case as amended, restated, modified or supplemented.

“Notes” is defined in Section 1.

“Notional Debt” is defined in Section 9.8.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company or the General Partner whose responsibilities extend to the subject matter of such certificate.

“Option Properties” is defined in Section 9.8.

“Original Subsidiary Guarantor” is defined in Section 2.2.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership, dated as of August 20, 1999, of the Company, as amended, restated, modified or supplemented in accordance with the terms of this Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Perfection Certificate” means a certificate in the form approved by the Collateral Agent and the Required Holders, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

“Perfection Certificate Supplement” means a certificate supplement substantially in the form approved by the Collateral Agent and the Required Holders that supplements the Perfection Certificate.

“Permitted Encumbrance” shall have the meaning given to such term (or any substantially similar term) in the Mortgages.

“Permitted Liens” means each of the following:

(a)     Liens for property taxes, assessments or other governmental charges which are not yet due and payable and delinquent or the validity of which is being contested in good faith in compliance with Section 10.2;

(b)     statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable or the amount, applicability or validity thereof is being contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary;

(c)     Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

(d)     any attachment or judgment Lien for the payment of money in an aggregate amount not to exceed $10,000,000; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary; and

(e)     leases, subleases, licenses and rights of use granted to others in the ordinary course of business, zoning restrictions, easements, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title that were not incurred in connection with and do not secure Debt (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), and not interfering with the ordinary conduct of the business of the Company or any of its Subsidiaries; provided that such Liens do not, in the aggregate, materially detract from the value of such property or adversely affect the use of such property for its intended purpose.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” of any Person means any class of Capital Stock of such Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.4.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor, as amended.

“Qualified Debt Agreement” means (a) the Bank Facility and (b) any credit, loan, note or like agreement under which Debt of the Company is issued and outstanding and which Debt is guaranteed by any Subsidiary Guarantor, as any such agreement may, from time to time, be supplemented, amended, renewed, extended or replaced.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualified Subsidiary Guarantor” is defined in Section 2.2.

“Receivables Financing Subsidiary” means any Subsidiary of the Company that is formed solely for the purpose of engaging in, and engages in, one or more receivables financing transaction permitted by Section 10.3(c)(viii).

“Related Documents” means the Bank Facility and the other “Loan Documents” (as defined therein), the Partnership Agreement, the MLP Agreement and the Cavalier Credit Documents.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Repurchase Agreement” means any written agreement.

(a)     that provides for (i) the transfer of one or more United States Governmental Securities in an aggregate principal amount at least equal to the amount of the Transfer Price (defined below) to the Company or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the “Transfer Price”) by the Company or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Company or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

(b)     in respect of which the Company or such Subsidiary shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

(c)     in connection with which the Company or such Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien on such United States Governmental Securities.

“Required Holders” means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer”  means any Senior Financial Officer and any other officer of the Company or the General Partner with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” has the meaning set forth in Section 10.8.

“S&P” means S&P Global Ratings.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Secured Obligations” has the meaning set forth in the Intercreditor Agreement.

“Secured Parties” means, collectively, (a) the administrative agent under the Bank Facility, (b) the other financial institutions, lenders or other creditors from time to time party to the Bank Facility and (c) the holders of the Notes from time to time.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Security” has the meaning set forth in Section 2(a)(1) of the Securities Act.

“Security Agreement” has the meaning set forth in the Intercreditor Agreement.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the General Partner.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Simplification Transaction” is defined in Section 8.4.

“Solvent” or “Solvency” means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special General Partner” means Alliance Resource GP, LLC, a Delaware limited liability company, together with its successors and permitted assigns as the “special general partner” of the Company.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, joint venture, association, trust or other entity of which (or in which) more than 50% of (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time Capital Stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interests in the capital or profits of such partnership, limited liability company, joint venture or association with ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such partnership, limited liability company, joint venture or association, or (c) the beneficial interests in such trust or other entity with ordinary voting power to elect a majority of the board of trustees (or Persons performing similar functions) of such trust or other entity, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its Subsidiaries, or by one or more of such Person’s other Subsidiaries.

“Subsidiary Guarantors” is defined in Section 2.2(a) and shall include any Subsidiary that is a party to the Subsidiary Guaranty Agreement and any Subsidiary which is required to comply with the requirements of Section 10.18.

“Subsidiary Guaranty Agreement” has the meaning specified in Section 2.2.

“Surviving Debt” means Debt of the Company and its Subsidiaries outstanding immediately before and after giving effect to the effectiveness of the First Amendment and the initial borrowing under the Bank Facility.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swaps” means, with respect to any Person, payment obligations with respect to interest rate swaps, currency or commodity swaps and hedging obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency.  For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

“Transfer” means, with respect to any Person, any transaction in which such Person sells, conveys, abandons, transfers, leases (as lessor), or otherwise disposes of any of its assets; provided,  however, that “Transfer” shall not include (a) the granting of any Liens permitted to be granted pursuant to this Agreement, (b) any transfer of assets permitted pursuant to Section 10.6, (c) the making of any Restricted Payment permitted pursuant to Section 10.8 or (d) the making of any Investment permitted pursuant to Section 10.7.

“Transfer Restrictions Agreement” is defined in Section 8.4.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States Governmental Security” means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act,

the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Voting Stock” means, (a) Securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) or (b) in the case of a partnership, limited liability company or joint venture, interests in the profits or capital thereof entitling the holders of such interests to approve major business actions.

“Wholly Owned” means, at any time, with respect to any Subsidiary of any Person, a Subsidiary of which at least ninety-eight percent (98%) of all of the equity interests (except directors’ qualifying shares) and Voting Stock are owned by any one or more of such Person and such Person’s other Wholly Owned Subsidiaries at such time.

FORM OF AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

Dated as of January 27, 2017

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE HOLDERS OF THE
6.72% SENIOR NOTES, SERIES B, DUE JUNE 26, 2018
OF
ALLIANCE RESOURCE OPERATING PARTNERS, L.P.

Exhibit 2.2(a)

(to Note Purchase Agreement)

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AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT

THIS AMENDED AND RESTATED SUBSIDIARY  GUARANTY  AGREEMENT (this “Guaranty”) is dated as of January 27, 2017 and is made by the Persons listed on the signature pages hereof under the caption “Subsidiary Guarantors” and the Additional Guarantors (as defined in Section 7(b)) (such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Noteholders (as defined below).

PRELIMINARY STATEMENT

Alliance Resource Operating Partners, L.P., a Delaware limited partnership (the “Company”), is party to a Note Purchase Agreement dated as of June 26, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain institutional investors party thereto (the “Purchasers”), under and pursuant to which the Company issued (a) $205,000,000 aggregate principal amount of its 6.28% Senior Notes, Series A, due June 26, 2015 (the “Series A Notes”), and (b) $145,000,000 aggregate principal amount of its 6.72% Senior Notes, Series B, due June 26, 2018 (the “Series B Notes” and, together with the Series A Notes, collectively the “Notes”).  The Company repaid the Series A Notes on June 26, 2015.  Each Guarantor received or may receive, directly or indirectly, a portion of the proceeds of the sale of the Notes pursuant to the Note Agreement and has derived and will derive substantial direct and indirect benefits from the transactions contemplated by the Note Agreement.

Certain of the Guarantors are party to a Subsidiary Guaranty Agreement dated as of June 26, 2008 (as amended, restated or otherwise modified prior to the date hereof, the “Existing Guaranty Agreement”) pursuant to which such Guarantors guaranteed the obligations of the Company under the Note Agreement and the Notes.

The holders from time to time of the Notes are herein called the “Noteholders” (and individually a “Noteholder”).  “Note Party” means the Company and each Guarantor.

The Company and the Noteholders are entering into the First Amendment dated as of the date hereof to the Note Agreement, and it is a condition precedent to the effectiveness of the First Amendment that each Guarantor shall have executed and delivered this Guaranty, which amends and restates the Existing Guaranty Agreement.

NOW, THEREFORE, in consideration of the premises and in consideration of the agreements of the Noteholders in the First Amendment, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

SECTION 1.     GUARANTY; LIMITATION OF LIABILITY.

(a)     Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations, including the principal of, accrued interest on, and Make-Whole Amount, if any, with respect to, the Notes, of each other Note Party now or hereafter existing under or in respect of the Note Documents (including,

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without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations) (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty or any other Note Document.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

(b)     Each Guarantor and, by its acceptance of the benefits of this Guaranty, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty and Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Guaranteed Obligations of each Guarantor hereunder.  To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guaranty not being subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of any other Bankruptcy Law.  For purposes hereof, “Bankruptcy Law” means any Title 11, U.S. Code, or any other bankruptcy, insolvency, reorganization, moratorium or other similar foreign, federal or state law for the relief of debtors.

(c)     Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

(d)     Notwithstanding any provision in this Guaranty to the contrary, if an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any Noteholder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company or any other Note Party of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.

SECTION 2.     GUARANTY ABSOLUTE.

To the extent permitted by law, each Guarantor absolutely, unconditionally and irrevocably guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Note Documents, regardless of any law, regulation or order now or hereafter in

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effect in any jurisdiction affecting any of such terms or the rights of any Noteholder with respect thereto.  To the extent permitted by law, the Guaranteed Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Note Party or whether the Company or any other Note Party is joined in any such action or actions.  To the extent permitted by law, the liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)     any lack of validity or enforceability of any Note Document or any agreement or instrument relating thereto;

(b)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Note Party under or in respect of the Note Documents, or any other amendment or waiver of or any consent to departure from any Note Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Note Party or any of its Subsidiaries or otherwise;

(c)     any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)     any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any Note Party under the Note Documents or any other assets of any Note Party or any of its Subsidiaries;

(e)     any change, restructuring or termination of the corporate structure or existence of any Note Party or any of its Subsidiaries;

(f)     any failure of any Noteholder to disclose to any Note Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party now or hereafter known to such Noteholder (each Guarantor waiving any duty on the part of the Noteholders to disclose such information);

(g)     the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h)     any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Noteholder that

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might otherwise constitute a defense available to, or a discharge of, any Note Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Noteholder or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Note Party or otherwise, all as though such payment had not been made.

SECTION 3.     WAIVERS AND ACKNOWLEDGMENTS.

(a)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Noteholder protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Note Party or any other Person or any collateral.

(b)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Noteholder that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Note Parties, any other guarantor or any other Person or any collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

(d)     To the extent permitted by law, each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Noteholder to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Note Party or any of its Subsidiaries now or hereafter known by such Noteholder.

(e)     Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Note Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

SECTION 4.     SUBROGATION.

Each Guarantor hereby absolutely, unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Note Party

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or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Note Document, including, without limitation, except as provided in Section 1(c) above, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Noteholder against the Company, any other Note Party or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Note Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, and (b) the final maturity date of the Notes, such amount shall be received and held in trust for the benefit of the Noteholders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Noteholders, pro rata, in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Note Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) any Guarantor shall make payment to any Noteholder of all or any part of the Guaranteed Obligations, and (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash, the Noteholders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

SECTION 5.     REPRESENTATIONS AND WARRANTIES.

Each Guarantor hereby makes each representation and warranty made in the Note Agreement by the Company solely with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

(a)     There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(b)     Such Guarantor has, independently and without reliance upon any Noteholder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Note Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Note Party on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Note Party.

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SECTION 6.     COVENANTS.

Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Note Documents on its or their part to be performed or observed or that the Company has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

SECTION 7.     AMENDMENTS, GUARANTY SUPPLEMENTS, ETC.

(a)     No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Noteholders (a) reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor’s liability with respect to the Guaranteed Obligations owing to the Noteholders under or in respect of the Note Documents, (b) postpone any date fixed for payment hereunder or (c) change the number of Noteholders or the percentage of the aggregate unpaid principal amount of the Notes that, in each case, shall be required for the Noteholders or any of them to take any action hereunder.

(b)     Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Note Document to a “Subsidiary Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “This Guaranty”, “Hereunder”, “Hereof” or words of like import referring to this Guaranty, and each reference in any other Note Document to the “Subsidiary Guaranty”, “Thereunder”, “Thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty, as supplemented by such Guaranty Supplement.

SECTION 8.     NOTICES, ETC.

All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it in care of the Company at the Company’s address specified pursuant to Section 18 of the Note Agreement, if to any Noteholder, at its address specified pursuant to Section 18 of the Note Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party.  All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.  Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

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SECTION 9.     NO WAIVER; REMEDIES.

No failure on the part of any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10.     RIGHT OF SET-OFF.

Upon (a) the occurrence and during the continuance of any Event of Default and (b) the acceleration of the maturity of the Notes pursuant to the provisions of the Note Agreement or the Intercreditor Agreement each Noteholder and its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Noteholder or such Affiliate to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under the Note Documents, irrespective of whether such Noteholder shall have made any demand under this Guaranty or any other Note Document and although such obligations may be unmatured.  Each Noteholder agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of each Noteholder and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Noteholder and its Affiliates may have.

SECTION 11.     INDEMNIFICATION.

(a)     Without limitation of any other Guaranteed Obligations of any Guarantor or remedies of the Noteholders under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Noteholder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Note Party enforceable against such Note Party in accordance with their terms.

(b)     Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect consequential or punitive damages arising out of or otherwise relating to the Note Documents or the actual or proposed use of the proceeds of the Notes.

(c)     Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Note Documents, the agreements and obligations of each

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Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2 and this Section 11 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

SECTION 12.     SUBORDINATION.

Each Guarantor hereby subordinates any and all debts, liabilities and other obligations owed to such Guarantor by each other Note Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 12:

(a)     Prohibited Payments, Etc.  Except during the continuance of an Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor may receive regularly scheduled payments from any other Note Party on account of the Subordinated Obligations.  After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), however, unless the Required Holders otherwise agree, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b)     Prior Payment of Guaranteed Obligations.  In any proceeding under any Bankruptcy Law relating to any other Note Party, each Guarantor agrees that the Noteholders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”) before such Guarantor receives payment of any Subordinated Obligations.

(c)     Turn-Over.  After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), each Guarantor shall, if the Required Holders so request, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Noteholders and deliver such payments to the Noteholders, pro rata, on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(d)     Agency Authorization.  After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any other Note Party), the Required Holders are authorized and empowered (but without any obligation to so do), in their discretion, to appoint an agent (the “Note Agent”) (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts

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received on such obligations to the Note Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

SECTION 13.     CONTINUING GUARANTY; TRANSFER OF NOTES.

This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the final maturity of the Notes, (b) be binding upon each Guarantor and its successors and assigns and (c) inure to the benefit of and be enforceable by the Noteholders and their successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Noteholder may assign or otherwise transfer all or any portion of its rights and obligations under the Note Agreement (including, without limitation, all or any portion of the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise.  No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Noteholders.

SECTION 14.     EXECUTION IN COUNTERPARTS.

This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

SECTION 15.     GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.

(a)     This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)     Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding, to the extent permitted by law, may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Note Document in the courts of any jurisdiction.

(c)     Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying

9

of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court.  Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)     EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE USE OF THE PROCEEDS OF THE NOTES OR THE ACTIONS OF ANY NOTEHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 16.     RESTATEMENT.

Effective upon (i) the execution of this Guaranty by each Guarantor listed on the signature pages hereto, and (ii) all the conditions precedent to the effectiveness of the First Amendment having been satisfied, the Existing Guaranty Agreement is amended and restated to read as set forth in this Guaranty.

10

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by or on its behalf as of the date first above written.

ALLIANCE COAL, LLC
ALLIANCE DESIGN GROUP, LLC
ALLIANCE LAND, LLC
ALLIANCE MINERALS, LLC
ALLIANCE PROPERTIES, LLC
ALLIANCE RESOURCE PROPERTIES, LLC
ALLIANCE SERVICE, INC.
ALLIANCE WOR PROPERTIES, LLC
ARP SEBREE, LLC
ARP SEBREE SOUTH, LLC
BACKBONE MOUNTAIN, LLC
CR MACHINE SHOP, LLC
CR SERVICES, LLC
EXCEL MINING, LLC
GIBSON COUNTY COAL, LLC
HAMILTON COUNTY COAL, LLC
HOPKINS COUNTY COAL, LLC
MATRIX DESIGN GROUP, LLC
MC MINING, LLC
METTIKI COAL, LLC
METTIKI COAL (WV), LLC
MID-AMERICA CARBONATES, LLC
MT. VERNON TRANSFER TERMINAL, LLC
PENN RIDGE COAL, LLC
PONTIKI COAL, LLC
RIVER VIEW COAL, LLC
ROUGH CREEK MINING, LLC
SEBREE MINING, LLC
STEAMPORT, LLC
TUNNEL RIDGE, LLC
UC COAL, LLC
UC MINING, LLC
UC PROCESSING, LLC
WARRIOR COAL, LLC
WEBSTER COUNTY COAL, LLC
WHITE COUNTY COAL, LLC
WHITE OAK RESOURCES LLC
WOR LAND 6, LLC

By:
Name:	Cary P. Marshall
Title:	Vice President-Corporate Finance and Treasurer

Alliance Resource Operating Partners, L.P.

Signature Page to Amended and Restated Subsidiary Guaranty Agreement

MATRIX DESIGN INTERNATIONAL, LLC

By:
	Name:	Cary P. Marshall
	Title:	Authorized Agent

Alliance Resource Operating Partners, L.P.

Signature Page to Amended and Restated Subsidiary Guaranty Agreement

EXHIBIT A

FORM OF  SUBSIDIARY  GUARANTY  SUPPLEMENT

_________________ __, 20[__]

The Holders of the

6.72% Senior Notes, Series B,

of the Company referred to below

Re:

Note Agreement dated as of June 26, 2008
among Alliance Resource Operating Partners, L.P.,
a Delaware limited partnership (the “Company”),
and the original purchasers of the Company’s
6.28% Senior Notes, Series A, due June 26, 2015, and
6.72% Senior Notes, Series B, due June 26, 2018,
 (“Note Agreement”)

Ladies and Gentlemen:

Reference is made to the above-captioned Note Agreement and to the Amended and Restated Subsidiary Guaranty Agreement dated as of January 27, 2017 (as amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, the “Subsidiary Guaranty”).  The capitalized terms defined in the Subsidiary Guaranty or in the Note Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.     GUARANTY; LIMITATION OF LIABILITY.

(a)     The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations, including the principal of, accrued interest on, and Make-Whole Amount, if any, with respect to, the Notes, of each other Note Party now or hereafter existing under or in respect of the Note Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by any Noteholder in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Note Document.  Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Note Party to any Noteholder under or in respect of the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Note Party.

(b)     The undersigned, and by its acceptance of the benefits of this Guaranty Supplement, each Noteholder, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the obligations of the undersigned hereunder and thereunder.  To effectuate the foregoing intention, each Noteholder, by accepting the benefits hereof, and the undersigned hereby irrevocably agree that the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not being subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of any other Bankruptcy Law.

(c)     The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Noteholder under this Guaranty Supplement, the Subsidiary Guaranty or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Noteholders under or in respect of the Note Documents.

(d)     Notwithstanding any provision in the Subsidiary Guaranty to the contrary, if an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any Noteholder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company or any other Note Party of a case or proceeding under a bankruptcy or insolvency law, the undersigned agrees that, for purposes of the Subsidiary Guaranty and its obligations thereunder and under this Guaranty Supplement, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and the undersigned shall forthwith pay such accelerated Guaranteed Obligations.

Section 2.     OBLIGATIONS UNDER THE GUARANTY.

The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder.  The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Note Document to a “Subsidiary Guarantor” or a “Note Party” shall also mean and be a reference to the undersigned.

Section 3.     REPRESENTATIONS AND WARRANTIES.

The undersigned hereby makes each representation and warranty set forth in Section 5 of the Subsidiary Guaranty to the same extent as each other Guarantor.

Section 4.     DELIVERY BY TELECOPIER.

Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5.     GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.

(a)     This Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)     The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court.  The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Guaranty Supplement or the Subsidiary Guaranty or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in the courts of any other jurisdiction.

(c)     The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement, the Subsidiary Guaranty or any of the other Note Documents to which it is or is to be a party in any New York State or federal court.  The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d)     The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the note documents, the advances or the actions of any noteholder in the negotiation, administration, performance or enforcement thereof.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By
Title:

SCHEDULE 2.2(a)

SUBSIDIARY GUARANTORS

1.	Alliance Coal, LLC
2.	Alliance Design Group, LLC
3.	Alliance Land, LLC
4.	Alliance Properties, LLC
5.	Backbone Mountain, LLC
6.	CR Services, LLC
7.	CR Machine Shop, LLC
8.	Excel Mining, LLC
9.	Gibson County Coal, LLC
10.	Hamilton County Coal, LLC
11.	White Oak Resources LLC
12.	Hopkins County Coal, LLC
13.	MC Mining, LLC
14.	Mid-America Carbonates, LLC
15.	Mettiki Coal, LLC
16.	Mettiki Coal (WV), LLC
17.	Mt. Vernon Transfer Terminal, LLC
18.	Penn Ridge Coal, LLC
19.	Pontiki Coal, LLC
20.	River View Coal, LLC
21.	Rough Creek Mining, LLC
22.	Sebree Mining, LLC
23.	Steamport, LLC
24.	Tunnel Ridge, LLC
25.	Warrior Coal, LLC
26.	Webster County Coal, LLC
27.	White County Coal, LLC
28.	Alliance Service, Inc.
29.	Matrix Design Group, LLC
30.	Matrix Design International, LLC
31.	Alliance Resource Properties, LLC
32.	Alliance WOR Properties, LLC
33.	WOR Land 6, LLC
34.	ARP Sebree, LLC
35.	ARP Sebree South, LLC
36.	UC Coal, LLC
37.	UC Mining, LLC
38.	UC Processing, LLC
39.	Alliance Minerals, LLC

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.1

EQUITY INTERESTS IN THE COMPANY

1.     Alliance Resource Partners, L.P., a Delaware limited partnership, owns a 98.9899% non-managing limited partnership interest in the Company.

2.     Alliance Resource Management GP, LLC, a Delaware limited partnership, owns a 1.0001% managing general partnership interest in the Company.

3.     Alliance Resource GP, LLC, a Delaware limited liability company, owns a 0.01% special general partnership interest in the Company.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.3

DISCLOSURE MATERIALS

None.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

SUBSIDIARIES

The following entities are Subsidiaries of the Company:

Name of Subsidiary	Jurisdiction of Organization	Owners and Type and Amount of Equity Interest Owned	Original Subsidiary Guarantor
Alliance Coal, LLC	Delaware	Company — 99.999% non-managing membership interest Alliance Resource Management GP, LLC — 0.001% managing membership interest	Yes
Alliance Design Group, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Alliance Land, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Alliance Minerals, LLC	Delaware	Company — 100% membership interest	Yes
Alliance Properties, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Alliance Resource Properties, LLC	Delaware	Company — 100% membership interest	Yes
Alliance Service, Inc.	Delaware

Alliance Coal, LLC — 100 shares of common stock, representing 100% of the issued and outstanding shares of capital stock

The authorized capital stock of Alliance Service, Inc. consists of 1,000 shares of stock.

Yes

Schedules to Note Purchase Agreement,

as amended by First Amendment

Alliance WOR Properties, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest	Yes
AROP Funding, LLC	Delaware	Company — 100% membership interest
ARP Sebree South, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest	Yes
ARP Sebree, LLC	Delaware	Alliance Resource Properties, LLC — 100% membership interest	Yes
Backbone Mountain, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
CR Machine Shop, LLC	Delaware	CR Services, LLC — 100% membership interest	Yes
CR Services, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Excel Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Gibson County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Hamilton County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Hopkins County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Matrix Design Africa (PTY) LTD	South Africa	Matrix Design International, LLC — 100% of the equity interests represented by 100 shares of voting stock The authorized stock of Matrix Design Africa (PTY) LTD is 1,000 ordinary shares.

Schedules to Note Purchase Agreement,

as amended by First Amendment

Matrix Design Group, LLC	Delaware	Alliance Service Inc. — 100% membership interest	Yes
Matrix Design International, LLC	Delaware	Matrix Design Group, LLC — 100% membership interest	Yes
MC Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Mettiki Coal (WV), LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Mettiki Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Mid-America Carbonates, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Mt. Vernon Transfer Terminal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Penn Ridge Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Pontiki Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
River View Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Rough Creek Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Sebree Mining, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Steamport, LLC	Kentucky	Alliance Coal, LLC — 100% membership interest	Yes
Tunnel Ridge, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes

Schedules to Note Purchase Agreement,

as amended by First Amendment

UC Coal, LLC	Delaware	Company — 100% membership interest	Yes
UC Mining, LLC	Delaware	UC Coal, LLC — 100% membership interest	Yes
UC Processing, LLC	Delaware	UC Coal, LLC — 100% membership interest	Yes
Warrior Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
Webster County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
White County Coal, LLC	Delaware	Alliance Coal, LLC — 100% membership interest	Yes
White Oak Resources LLC	Delaware	Hamilton County Coal, LLC — 100% membership interest	Yes
Wildcat Insurance, LLC	Delaware	Company — 100% membership interest
WOR Land 6, LLC	Delaware	Alliance WOR Properties, LLC — 100% membership interest	Yes

Schedules to Note Purchase Agreement,

as amended by First Amendment

AFFILIATES

The following entities are Affiliates of the Company:

1.     Joseph W. Craft III, along with each of the following entities, none of the equity interests in which are owned, directly or indirectly, by Alliance Resource Partners, L.P., the Company, or any of the direct or indirect subsidiaries of the Company:

Alliance Resource Partners, L.P., a Delaware limited partnership

Alliance Resource Management GP, LLC, a Delaware limited liability company

ARM GP Holdings, Inc., a Delaware corporation

Alliance Holdings GP, L.P., a Delaware limited partnership

Alliance GP, LLC, a Delaware limited liability company

Alliance Management Holdings III, LLC, a Delaware limited liability company

C-Holdings, LLC, a Delaware limited liability company

Alliance Resource Holdings II, Inc., a Delaware corporation

Alliance Resource Holdings, Inc., a Delaware corporation

Alliance Resource GP, LLC, a Delaware limited liability company

SGP Land, LLC, a Delaware limited liability company

ARH Warrior Holdings, Inc., a Delaware corporation

TR CBM, LLC, a Delaware limited liability company

Alliance Power, LLC, a Delaware limited liability company

JC Land LLC, a Delaware limited liability company

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.5

SPECIFIED FINANCIAL STATEMENTS AS OF DATE OF CLOSING

1.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Period Ended March 31, 2008 and 2007 - Unaudited

2.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2007 and 2006, and Independent Auditors’ Report

3.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2005 and 2004, and Independent Auditors’ Report

4.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2004 and 2003, and Independent Auditors’ Report

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.5A

SPECIFIED FINANCIAL STATEMENTS AS OF DATE OF FIRST AMENDMENT

1.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Period Ended March 31, 2016, June 30, 2016 and September 30, 2016 - Unaudited

2.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2014 and December 31, 2015, and Independent Auditors’ Report

3.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2013 and 2012, and Independent Auditors’ Report

4.     Alliance Resource Operating Partners, L.P. and Subsidiaries Consolidated Financial Statements as of and for the Year Ended December 31, 2011 and 2010, and Independent Auditors’ Report

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.8

CERTAIN LITIGATION

None.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.15

EXISTING DEBT

1.     Note Purchase Agreement, dated as of August 16, 1999 (the “1999 Note Purchase Agreement”), by and among the Company and each of the purchasers of the Company’s 8.31% senior notes due August 20, 2014, amortizing in years 2005 through 2014 at $18,000,000 annually, in an original aggregate principal amount of $180,000,000, plus accrued interest and fees.  The aggregate unpaid principal amount of such Senior Notes as of the date of the Closing is equal to $126,000,000.

2.     Subsidiary Guaranty Agreement, dated as of August 16, 1999, as supplemented, in favor of the holders of the Company’s Senior Notes issued pursuant to the 1999 Note Purchase Agreement and to which each of the following entities are a party, all of whom are Subsidiaries:

Alliance Resource Properties, LLC, Alliance Coal, LLC, Alliance Design Group, LLC, Alliance Land, LLC, Alliance Properties, LLC, Alliance Service, Inc., Matrix Design Group, LLC, Backbone Mountain, LLC, Excel Mining, LLC, Gibson County Coal, LLC, Hopkins County Coal, LLC, MC Mining, LLC, Mettiki Coal, LLC, Mettiki Coal (WV), LLC, Mt. Vernon Transfer Terminal, LLC, Penn Ridge Coal, LLC, Pontiki Coal, LLC, River View Coal, LLC, Tunnel Ridge, LLC, Warrior Coal, LLC, Webster County Coal, LLC and White County Coal, LLC.

3.     RS20s Total Control Package Agreement, made and entered into on May 22, 2006, between Mettiki Coal (WV), LLC, and Joy Technologies Inc. (d/b/a Joy Mining Machinery); the aggregate outstanding amount owing or payable under this agreement is equal to $1,420,000, and a security interest in the equipment financed thereunder has been granted to Joy Technologies Inc.

4.     Indebtedness under the Bank Facility, in an aggregate principal amount of approximately $53.9 million, plus accrued fees and expenses (which amount includes, for the avoidance of doubt, letters of credit issued pursuant to and outstanding under the Bank Facility in an aggregate available amount of approximately $27.6 million as shown on Annex I to Schedule 5.15).  The amount of indebtedness under the Bank Facility includes $4.8 million of swingline loans as of June I 7, 2008 which can vary on a daily basis but in no event can exceed $15 million pursuant to the terms under the Bank Facility.

5.     The Subsidiary Guaranty, dated as of September 25, 2007, entered into by the Subsidiaries identified in paragraph 2 above, in favor of JPMorgan Chase Bank, N.A., as paying agent, for the benefit of the agents and lender parties a party to the Bank Facility.

Schedules to Note Purchase Agreement,

as amended by First Amendment

ANNEX I TO

SCHEDULE 5.15

Current Letter of Credit Listing By Entity
As of 6/18/08

APPLICANT	ISSUING BANK	LC AMOUNT OUTSTANDING	BENEFICIARY	FACILITY LIMIT	RENEWAL DATE	CREDIT FACILITY

Alliance Resource Operating Partners, L.P.	Bank of Oklahoma	$ 3,898,350	Travelers Casualty and Surety Company		10/16/2008	Yes

	Total Bank of Oklahoma	$ 3,898,350

Alliance Resource Operating Partners, L.P.	JP Morgan Chase Bank	$ 1,800,000	American Powernet Management, L.P.		8/31/2008	Yes

Alliance Resource Operating Partners, L.P.	JP Morgan Chase Bank	$ 8,724,997	Kentucky Department of Workers’ Claims		1/2/2008	Yes

Alliance Resource Operating Partners, L.P.	JP Morgan Chase Bank	$ 13,168,779	Kentucky Department of Workers’ Claims		2/23/2008	Yes

	Total JP Morgan Chase	$ 23,693,776

AROP TOTAL	Total	$ 27,592,126		$ 100,000,000

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.15A

DEBT EXISTING ON THE DATE OF THE FIRST AMENDMENT

1.     Indebtedness pursuant to the Bank Facility.

Obligors:	Company and certain Subsidiaries
Obligees:	Lenders and other credit parties under Bank Facility
Principal Amount
Outstanding:	$50,000,000 Term Loan; $255,000,000 Revolving Credit Facility
Collateral:	Collateral (as defined in Bank Facility)
Guarantors:	See Subsidiary Guaranty Agreement under Bank Facility to be delivered on the date of the First Amendment.

Indebtedness under the Bank Facility, in an aggregate principal amount of approximately $255,000,000 million (as of 1/23/17), plus accrued fees and expenses (which amount excludes, for the avoidance of doubt, letters of credit issued pursuant to and outstanding under the Bank Facility in an aggregate available amount of approximately $8,569,276 as shown on Annex I to this Schedule 5.15A).

2.     Series B Notes.

Obligor:	Company
Obligees:	Holders of Series B. Notes
Principal Amount
Outstanding:	$145,000,000
Collateral:	Collateral (as defined in this Note Purchase Agreement)
Guarantors:	Subsidiary Guarantors. See Subsidiary Guaranty Agreement to be delivered on the date of the First Amendment.

3.     Capital Lease Obligations under the following:

(a)     that certain Master Lease Agreement dated October 29, 2015 (including the rider thereto, the “2015 Master Lease”) between PNC Equipment Finance, LLC and Company, Hamilton County Coal, LLC and White Oak Resources LLC (“2015 Lessees”) and (i)  that certain Equipment Schedule  No. 193583000 among 2015 Lessees and PNC Equipment Finance, LLC (“PNC”) (including the rider and schedule of equipment thereto, the “PNC Schedule”)’ (ii)   that certain Equipment Schedule No. 143974610  among 2015 Lessees and Beverly Bank & Trust Company, N.A. (“Beverley Bank”) (including the rider and schedule of equipment thereto, the “Beverley Schedule”),  (iii) that certain Equipment Schedule No. 143974614 among 2015 Lessees and Caterpillar Financial Services Corporation (“Caterpillar”) (including the rider and schedule of

Schedules to Note Purchase Agreement,

as amended by First Amendment

equipment thereto, the “Caterpillar Schedule”);  (iv) that certain Equipment Schedule No. 143974612 among 2015 Lessees and First Financial Equipment Finance (“First Financial”) (including the rider and schedule of equipment thereto, the “First Financial Schedule”);  (v) that certain Equipment Schedule No. 143974607 among 2015 Lessees and Macquarie Corporate and Asset Funding Inc. (“Macquarie”) (including the rider and schedule of equipment thereto, the “Macquarie Schedule”);  (vi) that certain Equipment Schedule No. 143974611 among 2015 Lessees and MB Equipment Finance, LLC (“MB Equipment”) (including the rider and schedule of equipment thereto, the “MB Equipment Schedule”);  (vii) that certain Equipment Schedule No. 143974615 among 2015 Lessees and People’s Capital and Leasing Corp. (“People’s Capital”) (including the rider and schedule of equipment thereto, the “People’s Capital Schedule”);  (viii) that certain Equipment Schedule No. 143974608 among 2015 Lessees and Santander Bank, N.A. (“Santander”) (including the rider and schedule of equipment thereto, the “Santander Schedule”);  (ix) that certain Equipment Schedule No. 143974613 among 2015 Lessees and Signature Financial LLC (“Signature Financial”) (including the rider and schedule of equipment thereto, the “Signature Financial Schedule”); and (x) that certain Equipment Schedule No. 143974609 among 2015 Lessees and Woodforest National Bank (“Woodforest”) (including the rider and schedule of equipment thereto, the “Woodforest Schedule”).

Obligors:	Company, Hamilton County Coal, LLC and
White Oak Resources, LLC
Obligees:	Lessors listed above
Principal Amount
Outstanding:	$ 77,830,728
Collateral:	Equipment and related assets

(b)     that certain Master Lease Agreement dated June 29, 2016 (including Rider No. 1 and exhibits thereto, the “2016 Master Lease”) between PNC Equipment Finance, LLC (“PNC”) and Company, River View Coal, LLC and Tunnel Ridge, LLC (“2016 Lessees”) and (i) that certain Equipment Schedule No. 193583001 between 2016 Lessees and PNC (including Rider No. 1 and schedules and exhibits thereto, the “PNC Schedule”), (ii) that certain Equipment Schedule No. 143974642 between 2016 Lessees and Caterpillar Financial Services Corporation (“CFSC”) (including Rider No. 1 and schedules and exhibits thereto, the “CFSC Schedule”), (iii) that certain Equipment Schedule No. 143974643 between 2016 Lessees and First American Commercial Bancorp, Inc. (“FACB”) (including Rider No. 1 and schedules and exhibits thereto, the “FACB Schedule”), and (iv) that certain Equipment Schedule No. 143974644 between 2016 Lessees and Macquarie Corporate and Asset Funding Inc. (“MCAF”) (including Rider No. 1 and schedules and exhibits thereto, the “MCAF Schedule”).

Schedules to Note Purchase Agreement,

as amended by First Amendment

Obligors:	Company, River View Coal, LLC and Tunnel Ridge, LLC
Obligees:	Lessors listed above
Principal Amount
Outstanding:	$30,597,638
Collateral:	Equipment and related assets

4.     Lease arrangement between Gibson County Coal, LLC and Alliance Resource GP, LLC for the coal preparation plant and ancillary facilities at the Gibson County coal mining complex. The aggregate amount outstanding under this lease arrangement is approximately $51,328.  Collateral:  None.

5.     Receivables Financing Agreement, dated December 5, 2014, by and among AROP Funding, LLC, PNC Bank, National Association, and the other parties thereto, as amended, and the Purchase and Sale Agreement, Sale and Contribution Agreement and intercompany notes entered in connection therewith, all of which were entered pursuant to a receivables securitization program permitted by Section 10.3(c)(viii) of the Note Purchase Agreement.

Obligor:	AROP Funding, LLC, the Company and certain Subsidiaries that participate in receivables facility
Approx. Principal
Amount Outstanding:	$100,000,000
Obligees:	PNC Bank, National Association (the Company and certain Subsidiary Guarantors are obligees under intercompany notes entered in connection with this receivables facility)
Collateral:	Certain accounts receivable and related assets

6.     HCC Land Purchase - Lease for Coal Mining Purposes with Agreement to Purchase Real Estate dated October 27, 2015 between Barbara K. Miller Ewin, as Trustee of Miller Land Trust #1, and Hamilton County Coal, LLC.  The aggregate amount outstanding is approximately $780,435.  Collateral:  None.

7.     EVWR - Railroad Transportation Contract dated February 5, 2013 between White Oak Resources LLC and Evansville Western Railway, Inc., as amended.  The aggregate amount outstanding is approximately $3,475,533. Collateral:  None.

Schedules to Note Purchase Agreement,

as amended by First Amendment

ANNEX I

Letter of Credit Listing under Bank Facility

Letter of Credit No.	Letter of Credit Applicant	Issuing Bank	Beneficiary	Available Amount of Letter of Credit	Renewal Date

OK-241928	Alliance Resource Operating Partners, L.P.	Bank of Oklahoma	Travelers Casualty and Surety Company	$ 3,898,350.00	4/23/2017
OK-13SDF07759	Alliance Resource Operating Partners, L.P.	Bank of Oklahoma	Ace American Insurance Company	$ 1,220,925.75	4/23/2017

		Total Bank of Oklahoma		$ 5,119,275.75

827870	Alliance Resource Operating Partners, L.P.	JPMorgan Chase Bank, N.A.	Old Republic Insurance Company	$ 3,000,000.00	4/23/2017
S-224272	Alliance Resource Operating Partners, L.P.	JPMorgan Chase Bank, N.A.	American Powernet Management, L.P.	$ 450,000.00	4/23/2017

		Total JPMorgan Chase, N.A.		$ 3,450,000.00

		TOTAL		$ 8,569,275.75

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.21

EXISTING PLANS

A.     Plans of Loan Parties and Controlled Affiliates:

1) Alliance Coal, LLC and Affiliates Pension Plan for Coal Employees	Plan #002

2) Alliance Coal, LLC and Affiliates Profit Sharing and Savings Plan	Plan #001

3) Alliance Coal Health Plan	plan #502

4) Alliance Coal Dental, Vision and Flexible Benefits Plan	plan #504

5) Alliance Coal Life and Disability Plan	plan #503

6) Mid-America Carbonates, LLC 401 (k) Retirement Plan (filed final 2015 plan in July 2016)	Plan #001(filed under MAC tax ID #)

Filed for White Oak for 2015 (filed October 17, 2016)

1) White Oak Resources LLC 401 (k) Savings Plan	plan #003 (filed under White Oak tax id#)

2) White Oak Resources LLC Employee Benefit Plan #501(filed under White Oak tax id#)

B.     There are no Multiemployer Plans.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.23

DEBT AND EQUITY SECURITIES

1.     For equity investments by Company and the Subsidiaries in Subsidiaries, see Schedule 5.4.

2.     Certain of the Subsidiaries have entered into guarantees in connection with the Bank Facility.

3.     Certain of the Subsidiaries have entered into guarantees in connection with this Note Purchase Agreement.

4.     Company and certain Subsidiary Guarantors hold intercompany notes issued by the Company or other Subsidiaries in connection with the receivables facility described on Schedule 5.15A.

5.     Available cash periodically invested in Cash Equivalents that are permitted by Section 10.7.

6.     Alliance Minerals, LLC non-voting equity investment in Cavalier Minerals JV, LLC.  $142,713,000 invested.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.25

MINES AND MINING FACILITIES

Active Mining Facilities

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Union County, Kentucky

Schedules to Note Purchase Agreement,

as amended by First Amendment

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Warrior Coal, LLC

2465 Wolf Hollow Road

Manitou, KY 42436

(Wolf Hollow portal)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, KY 42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, KY 42404

(slope, prep plant, loadout)

Webster County Coal, LLC

2668 State Route 120 East

Providence, KY 42450

(idled facilities presently used for storage)

Webster County Coal, LLC

1586 Balls Hill Road

Nebo, KY  42441

(idled facilities presently used for office)

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

Schedules to Note Purchase Agreement,

as amended by First Amendment

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Oakland, MD 21550

(prep plant)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Inactive Mining Facilities

9.     Pattiki Mine — Operator: White County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.4 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

Schedules to Note Purchase Agreement,

as amended by First Amendment

•     Ceased production in November 2016.

•     Located in White County, Illinois

Address(es):

White County Coal, LLC

1525 County Road 1300 North

Carmi, IL  62821

(office, prep plant, loadout)

White County Coal, LLC

1343 County Road 1450 East

Carmi, IL  62821

(portal and warehouse)

10.     Gibson North Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.2 million tons

•     Preparation Plant — 700 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Idled fourth quarter 2015

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

2579 W Gibson Coal Road

Princeton, IN 47670

(portal 1)

Gibson County Coal, LLC

2076 N. 700 W.

Patoka, IN 47666

(portal 2)

11.     Onton Mine — Operator: Sebree Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.8 million tons

•     Preparation Plant — 750 t/p/h throughput capacity

•     Truck and Barge Loading Facilities

•     Idled fourth quarter 2015

•     Located in Webster County, Kentucky

Schedules to Note Purchase Agreement,

as amended by First Amendment

Address(es):

Sebree Mining, LLC

15 New Steamport Rd

Sebree, KY  42455

(office)

Sebree Mining, LLC

3603 SR 370 E

Sebree, KY  42455

(mine facilities)

12.     Elk Creek Mine — Operator: Hopkins County Coal, LLC

•     Room and Pillar Mine — 2015 production: 2.9 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Ceased production in April 2016, reserves depleted

•     Located in Hopkins County, Kentucky

Address(es):

Hopkins County Coal, LLC

35 Frank Cox Road

Madisonville, KY  42431

(bathhouse and portal)

Hopkins County Coal, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

(prep plant)

Closed Mining Facilities

13.     Heritage Facilities — Owner: UC Processing, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include prep plant, overland belt and barge loading facility

Schedules to Note Purchase Agreement,

as amended by First Amendment

Address(es):

UC Processing, LLC

1274 State Route 141 South

Waverly, KY  42462

(prep plant)

UC Processing, LLC

126 Mt. Vernon Road

Uniontown, KY  42461

(barge loadout)

14.     Highland Mine — Owner: UC Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include sealed mine portal and overland belt

Address(es):

UC Mining, LLC

530 Smith Road

Waverly, KY  42462

15.     Dodge Hill Mine — Owner: Rough Creek Mining, LLC

•     Closed facilities acquired in 2015; have not been operated by Alliance

•     Facilities include underground mine and prep plant

Address(es):

Rough Creek Mining, LLC

435 Davis Mine Road

Sturgis, KY  42459

16.     Backbone Mountain Mine — Owner: Backbone Mountain, LLC

•     Closed facilities, formerly operated by contract miner

•     Drift mine, sealed in 2013

Address(es):

Backbone Mountain, LLC

King Wildesen Road

Oakland, MD  21550

Schedules to Note Purchase Agreement,

as amended by First Amendment

The above-referenced Inactive Mining Facilities and Closed Mining Facilities are Excluded Property and the following structures and underlying property and contents thereof at active mining facilities are Excluded Property:

1.     434 Short Creek Road, Wheeling, WV 26003 (Tunnel Ridge Mine):  Following three buildings located at this address:

a.     Walker Belt Shop:  40’ x 40’ (1,600 sq. ft.) building of steel frame construction with a metal sheet roof.

b.     Walker Slope Overland Belt Bathhouse:  65’ x 45’ (2,925 sq. ft.) building of Conex (like) internal shell construction with block and steel/metal sheet roof.

c.     Building 3 (shelter used for fusing pipe):  12’ x 20’ (240 sq. ft.) shelter of steel frame and sheet metal roof.

2.     Hilltop Road, Morganfield, KY 42437 (River View Mine):  The following building located at this address:

a.     Fresh Water Lake House:  This is a 8’X 20’ (160 sq. ft.) building (converted shipping container).

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 5.26

MORTGAGED PROPERTY

Active Mining Facilities

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

Schedules to Note Purchase Agreement,

as amended by First Amendment

•     Barge Loading Facility

•     Located in Union County, Kentucky

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

Except for the excluded building and underlying property located at the River View Mine referenced on Schedule 5.25.

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Warrior Coal, LLC

2465 Wolf Hollow Road

Manitou, KY 42436

(Wolf Hollow portal)

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, Ky  42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, Ky 42404

(slope, prep plant, loadout)

Webster County Coal, LLC

2668 State Route 120 East

Providence, Ky 42450

(idled facilities presently used for storage)

Webster County Coal, LLC

1586 Balls Hill Road

Nebo, Ky  42441

(idled facilities presently used for office)

Schedules to Note Purchase Agreement,

as amended by First Amendment

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

Except for the three excluded buildings and underlying property at the Tunnel Ridge Mine referenced on Schedule 5.25.

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Schedules to Note Purchase Agreement,

as amended by First Amendment

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Oakland, MD 21550

(prep plant)

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Other

9.     River Terminal — Operator: Mt. Vernon Transfer Terminal, LLC

•     Barge Loading Facility

•     Located on the Ohio River in Posey County, Indiana

Address(es):

Mt. Vernon Transfer Terminal, LLC

3300 Bluff Road

Mt. Vernon, IN  47620

10.     Matrix Design Group Office and Warehouse

•     Located in Warrick County, Indiana

Address(es):

Matrix Design Group, LLC

5721 Prospect Drive

Newburgh, IN  47630

11.     Office Building — Lexington, Kentucky

Address(es):

Alliance Coal, LLC

1146 Monarch Street

Lexington, KY  40513

12.     Rock Dust Mill — Operator: Mid-America Carbonates, LLC

•     Located in Hardin County, Illinois

Address(es):

Mid-America Carbonates, LLC

Route 1, Box 258A

Elizabethtown, IL  62931

Schedules to Note Purchase Agreement,

as amended by First Amendment

13.     Roof Bolt Manufacturer — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

14.     Central Region Shop — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

2555 Anton Road

Madisonville, KY  42431

(Central Region Shop)

15.     CR Machine Shop — Operator: CR Machine Shop, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Machine Shop, LLC

555 Brown Lane

Madisonville, KY  42431

(fabrication shop)

See attached lists of leases, including Mining Leases and surface leases, of the Mortgaged Property and counties in which located.

Schedules to Note Purchase Agreement,

as amended by First Amendment

Surface Leases1

1  The surface leases and subleases marked (“CONSENT REQUIRED FOR ASSIGNMENT”) for the active Mining Facilities and Other Facilities require the consent of the landlord or counterparty thereunder or other parties thereto in order to grant the Liens on the Collateral to the Collateral Agent for the benefit of the Secured Parties and the other secured parties, if any, under the Security Agreement:

Mt. Vernon Transfer Terminal

Lease Agreement dated April 15, 1980, by and between Indiana Port Commission and MAPCO Land Corporation (MAPCO Land Corporation changed its name to MAPCO Coal Land Corporation on September 3, 1996; MAPCO Coal Land Corporation merged into Alliance Properties, LLC effective August 4, 1999), as amended and extended. CONSENT REQUIRED FOR ASSIGNMENT.

County:  Posey County, Indiana

Rock Dust Mill

Real Property Lease dated May 15, 2006, by and between Hastie Mining Company and Mid-America Carbonates, LLC.

County:  Harding County, Illinois

Cardinal Mine

(P4-262) Coal Lease Agreement effective January 8, 2010, by and between Thomas B. Badgett, Jr. and Sue Badgett and Alliance Resource Properties, LLC, a Memorandum of Coal Lease Agreement of record in Lease Book 191, at Page 390, in the Hopkins County Clerk’s Office, as amended by Amendment to Coal Lease Agreement effective April 1, 2010, a Memorandum of Amendment to Coal Lease Agreement of record in Lease Book 192, at Page 116, in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities).

County:  Hopkins County, Kentucky

(WAR-21-S) Lease Agreement effective May 14,2010 by and between Glenda Thornton and Warrior Coal, LLC [surface], a Memorandum of Lease Agreement of record in Lease Book 192, Page 485 in the Hopkins County Clerk’s Office, as amended by Amendment to Lease Agreement effective October 29, 2010 by and between Glenda Thornton and Warrior Coal, LLC [add ‘1 surface], a Memorandum of Amendment to Lease Agreement of record in Lease Book

Schedules to Note Purchase Agreement,

as amended by First Amendment

194, Page 259 in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities).

County:  Hopkins County, Kentucky

(W AR-29-S) Lease Agreement dated September 23, 2010 by and between Cardinal Trust, LLC and Warrior Coal, LLC, a Memorandum of Lease Agreement of record in Lease Book 193, Page 728 in the Hopkins County Clerk’s Office (slurry disposal).  CONSENT REQUIRED FOR ASSIGNMENT.

County:  Hopkins County, Kentucky

Agreement between Victor Crowe’s Heirs and Warrior Coal Mining Co. dated 3/23/96 regarding Lease, Victor Crowe, et ux, to Spencer Chemical Company, 8/5/63, 40 acres less 3 acres, Lease Book 60, page 325; assigned to Cardinal Trust by Assignment of Lease, Chevron, U.S.A., Inc. to Cardinal Trust, 9/23/91, Lease Book 152, page 508; and, Cardinal Trust to Cardinal Trust, LLC, Assignment of Lease 10/1197, Lease Book 168, page 22; assigned to SGP Land, LLC by Assignment of Leases dated January 26, 2001, Short Form of record in Lease Book 173, Page 482, Hopkins County; assigned to Alliance Resource Properties by Assignment of Leases and Agreements dated January 1, 2008 (refuse disposal area);

County:  Hopkins County, Kentucky

Dotiki Mine

(DO-P3-1-SL) Surface Lease dated August 29, 2001 by and between Patricia Brooks Taylor, Richard K. Brooks and Marilyne Brooks and Webster County Coal, LLC, a Memorandum of Surface Lease of record in Lease Book 174, Page 462 in the Hopkins County Clerk’s Office and Lease Book 174, Page 467 in the Hopkins County Clerk’s Office (Dotiki IV bath house, office, buildings, supply yard);

County:  Hopkins County, Kentucky

Lease Agreement dated November 23, 2015 by and between Providence Coal Reserves, LLC and Hopkins County Coal, LLC, a Memorandum of Coal Lease Agreement being of record in Misc. Book 164, Page 354 in the Webster County Clerk’s Office (refuse disposal).

County:  Webster County, Kentucky

Tunnel Ridge Mine

(TR-3-L) Lease Agreement effective April 1, 2003 by and between Alliance Resource GP, LLC and Tunnel Ridge, LLC (Facilities Lease); (overland belt; refuse disposal; preparation plant)

County:  Ohio County, West Virginia

(TR-4-L) Surface Lease Agreement dated March 22, 2005 by and between Paul Baker and Tunnel Ridge, LLC, a Memorandum of Lease of record as Instrument No. 1611159 in Lease

Schedules to Note Purchase Agreement,

as amended by First Amendment

Book 758, Page 126 in the Ohio County (WV) Clerk’s Office; (refuse disposal)

County:  Ohio County, West Virginia

(TR-6-L) Lease Agreement dated April 20, 2016 by and between Robert L. Wagner, Jr. and Tiffany R. Wagner and Tunnel Ridge, LLC (air shaft).

County:  Ohio County, West Virginia

(TR-8-L) Lease from Howard Louis Winters to Tunnel Ridge, LLC, a Memorandum of same being of record in Deed Book 906, Page 604 in the Ohio County (WV) Clerk’s Office; (air shaft).  PRIOR NOTICE REQUIRED FOR ASSIGNMENT.

County:  Ohio County, West Virginia

Mountain View Mine

(METT-WV-1-L) Coal Mining Lease dated (effective) May 15, 1999 by and between Western Pocahontas Properties Limited Partnership and Mettiki Coal Corporation (West Virginia); said lease having been assigned pursuant to a Confirmatory Assignment effective August 9, 1999 by and between Mettiki Coal Corporation (West Virginia) and Mettiki Coal (WV), LLC, of record in Deed Book 207, Page 639, as No. 43705, in the Grant County, West Virginia Clerk’s Office, and also of record in Assignment Book 7, Page 550, as 96075, in the Tucker County, West Virginia Clerk’s Office, as amended by (a) Letter Agreement/Lease Amendment dated February 7, 2003; (b) Partial Surrender of Lease effective November 15, 2002; (c) Letter Agreement dated September 18, 2003; (d) Partial Surrender of Lease effective September 21, 2015; (e) Letter Agreement/Lease Amendment dated December 17, 2003 (See also Subordination Agreement dated November 9, 2005 [Travelers Ins. Co. subordinates the lien of its mortgages to the interest acquired by Mettiki (WV) and Coal Mining Lease]. (acid mine drainage plant, Mountain View portal, coal handling facilities, buildings, warehouse, truck loadout). CONSENT REQUIRED FOR ASSIGNMENT.

County:  Grant County, West Virginia and Tucker County, West Virginia

(Mettiki-1-L) (Sincell) Lease dated January 1, 1975, by and between Western Maryland Company and MAPCO Inc., a Memorandum of which is recorded Liber No. 376, Page 294; assigned to Mettiki Coal Corporation pursuant to Assignment dated October 19, 1976 and of record in Liber No. 376, Page 298; as modified and amended by First Amendment to Lease effective February 20, 1983 by and between Western Maryland Company and MAPCO Inc., and of record in Liber No. 435, Page 476, all in the Land Records of Garrett County, Maryland, as amended by (a) letter agreement dated December 20, 2002; (b) Letter Agreement dated September 18, 2003; (c) Agreement dated June 6, 1995, by and between Western Pocahontas Properties Ltd. Partnership and Mettiki Coal Corporation; (d) Mutual Partial Release dated November 16, 1992 by and between Western Pocahontas Properties Limited Partnership and Mettiki Coal Corporation; (e) Lease Amendment dated April 1, 2004. Mettiki Coal Corporation

Schedules to Note Purchase Agreement,

as amended by First Amendment

merged into Mettiki Coal, LLC effective August 4, 1999. (preparation plant, coal loading facilities and preparation plant warehouse located on that portion of the leased property designated as Parcel 96 on Tax Map 100 in the Land Records and on that parcel designated as Z-1 02 in the Lease). CONSENT REQUIRED FOR ASSIGNMENT.

County:  Garrett County, Maryland

Excel Mine

(MC-1-L) Indenture of Lease dated July 1, 1974 by and between Annette S. Hatcher, et al. and Pickands Mather & Co. and of record in Deed Book 528, Page 172 in the aforesaid Clerk’s Office, as amended and/or supplemented by Consent to Sublease dated July 1, 1974 and of record in Deed Book 527, Page 20, and by Lease Amendment and Consent to Assignment dated as of March 31, 1982 and of record in Deed Book 570, Page 345 in the aforesaid Clerk’s Office (office and refuse area).  CONSENT REQUIRED FOR ASSIGNMENT.

County:  Pike County, Kentucky

Schedules to Note Purchase Agreement,

as amended by First Amendment

Hamilton Mine

Location	Agreement #	Grantor	Grantee	Agreement Type	Agreement Date	Record Date	Record Number	Use	Acres
	Surface Lease and Use Agreements
Sec 23-4-5	WORL-0047	Melvin L. Heil, owner of the premises subject to the life estate of Angela Heil Seel in an undivided 1/3 AND Angela H. Seel, holder of a life estate to an undivided 1/3 of the premises	White Oak Resources Land LLC	Memorandum of Coal Mining Lease with Option to Purchase Real Estate	2/10/2011	2/10/2011	MI 222-1010	Mine 1 Rail Loop	40.00
Sec 15-4-5	WORL-2057	Barbara K. Miller Ewin, Trustee under the provisions of a Trust Agreement dated April 1, 1992, as amended February 21, 2001, and known as the Miller Land Trust #1	Hamilton County Coal, LLC	Memorandum of Lease for Coal Mining Purposes with Agreement to Purchase Real Estate	12/27/2015	11/17/2015	2015‑1735	Mine 1 — Refuse Disposal Area 3	60.00
Sec 7-4-6	HCC-0014	Daniel Ray Birkner	Hamilton County Coal, LLC	Memorandum of Surface Lease Agreement	5/20/2016	6/3/2016	2016-762	Lease for Main North Air Shaft	8.88

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 9.11(d)(ii)

TITLE POLICIES PROPERTIES

The Company’s or applicable Subsidiary Guarantor’s title and interest in the surface rights on which the active facilities listed below are located:

Active Mines:

1.     Hamilton Mine — Operator: Hamilton County Coal, LLC

•     Longwall Mine — 2015 production: 5.8 million tons

•     Preparation Plant — 2,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hamilton County, Illinois

Address(es):

Hamilton Mine

Hamilton County Coal, LLC

18033 County Rd. 500 East and County Rd. 1800 N.

(also with an address of 18031 County Rd. 500 East)

Dahlgren, Il. 62828

(office, bathhouse, portal, prep plan and loadout)

2.     Gibson South Mine — Operator: Gibson County Coal, LLC

•     Room and Pillar Mine — 2015 production: 5.1 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck Loading Facility

•     Access to Rail Loading Facility at Gibson North Mine

•     Located in Gibson County, Indiana

Address(es):

Gibson County Coal, LLC

3455 S. 700 W.

Owensville, IN 47665

(all facilities)

Schedules to Note Purchase Agreement,

as amended by First Amendment

3.     River View Mine — Operator: River View Coal, LLC

•     Room and Pillar Mine — 2015 production: 9.1 million tons

•     Preparation Plant — 2,700 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Union County, Kentucky

Address(es):

River View Coal, LLC

835 State Route 1179

Waverly, KY 42462

(Portal 1)

River View Coal, LLC

4380 State Route 359

Waverly, KY 42462

(Portal 2)

River View Coal, LLC

1741 Hilltop Road

Morganfield, KY 42437

(also with an address of 6660 State Route 360, Union Town, KY 42461)

(training center, prep plant and barge loadout)

Except the excluded building and underlying property located at the River View Mine referenced on Schedule 5.25.

4.     Cardinal Mine — Operator: Warrior Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,200 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Hopkins County, Kentucky

Address(es):

Warrior Coal, LLC

57 J.E. Ellis Road

Madisonville, KY  42431

(41A portal)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Warrior Coal, LLC

2 Wolf Hollow Road

Manitou, KY 42436

(Hanson portal)

Warrior Coal, LLC

2465 Wolf Hollow Road

Manitou, KY 42436

(Wolf Hollow portal)

Warrior Coal, LLC

2368 Rose Creek Road

Madisonville, KY  42431

(slope)

Warrior Coal, LLC

Columbia Schoolhouse Road

Madisonville, KY  42431

(prep plant and loadout)

5.     Dotiki Mine — Operator: Webster County Coal, LLC

•     Room and Pillar Mine — 2015 production: 4.0 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Webster County, Kentucky

Address(es):

Webster County Coal, LLC

1758 State Route 874

Clay, Ky  42404

(bathhouse)

Webster County Coal, LLC

4611 State Route 270 West

Clay, Ky 42404

(slope, prep plant, loadout)

Webster County Coal, LLC

2668 State Route 120 East

Providence, Ky 42450

(idled facilities presently used for storage)

Schedules to Note Purchase Agreement,

as amended by First Amendment

Webster County Coal, LLC

1586 Balls Hill Road

Nebo, Ky  42441

(idled facilities presently used for office)

6.     Tunnel Ridge Mine — Operator: Tunnel Ridge, LLC

•     Longwall Mine — 2015 production: 5.6 million tons

•     Preparation Plant — 1,800 t/p/h throughput capacity

•     Barge Loading Facility

•     Located in Ohio County, West Virginia

Address(es):

Tunnel Ridge, LLC

2596 Battle Run Road

Triadelphia, WV  26059

(portal)

Tunnel Ridge

434 Short Creek Road

Wheeling, WV 26003

(slope)

Tunnel Ridge, LLC

1901 Short Creek Road

Wheeling, WV 26003

(prep plant)

Tunnel Ridge, LLC

5725 Warwood Avenue

Wheeling, WV 26003

(barge loadout)

Except for the three excluded buildings and underlying property at the Tunnel Ridge Mine referenced on Schedule 5.25.

Schedules to Note Purchase Agreement,

as amended by First Amendment

7.     Mountain View Mine — Operators: Mettiki Coal, LLC and Mettiki Coal (WV), LLC

•     Longwall Mine — 2015 production: 2.1 million tons

•     Preparation Plant — 1,350 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Garrett County, Maryland and Tucker and Grant Counties, West Virginia

Address(es):

Mettiki Coal, LLC

293 Table Rock Road

Oakland, MD 21550

(main office)

Mettiki Coal, LLC

206 Table Rock Road

Oakland, MD 21550

(prep plant)

Mettiki Coal, LLC

116 Wilson Road

Oakland, MD  21550

(water treatment facility)

Mettiki Coal, LLC

1283 D Portal Road

Oakland, MD  21550

(idled mine facilities)

Mettiki Coal (WV), LLC

180 E Portal Road

Davis, WV  26260

(slope, portal and loadout)

Mettiki Coal (WV), LLC

149 Buffalo Coal Road

Mt. Storm, WV  26739

(portal)

Schedules to Note Purchase Agreement,

as amended by First Amendment

8.     Excel Mine No. 4 — Operator: MC Mining, LLC

•     Room and Pillar Mine — 2015 production: 1.5 million tons

•     Preparation Plant — 1,000 t/p/h throughput capacity

•     Truck and Rail Loading Facilities

•     Located in Pike County, Kentucky

Address(es):

MC Mining, LLC

State Highway 194 West

Pikeville, KY  41501

(portal, office, prep plant, loadout)

Other

9.     River Terminal — Operator: Mt. Vernon Transfer Terminal, LLC

•     Barge Loading Facility

•     Located on the Ohio River in Posey County, Indiana

Address(es):

Mt. Vernon Transfer Terminal, LLC

3300 Bluff Road

Mt. Vernon, IN  47620

10.     Matrix Design Group Office and Warehouse

•     Located in Warrick County, Indiana

Address(es):

Matrix Design Group, LLC

5721 Prospect Drive

Newburgh, IN  47630

11.     Office Building — Lexington, Kentucky

Address(es):

Alliance Coal, LLC

1146 Monarch Street

Lexington, KY  40513

Schedules to Note Purchase Agreement,

as amended by First Amendment

12.     Rock Dust Mill — Operator: Mid-America Carbonates, LLC

•     Located in Hardin County, Illinois

Address(es):

Mid-America Carbonates, LLC

Route 1, Box 258A

Elizabethtown, IL  62931

13.     Roof Bolt Manufacturer — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

1699 Pond River Colliers Road

Madisonville, KY  42431

14.     Central Region Shop — Operator: CR Services, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Services, LLC

2555 Anton Road

Madisonville, KY 42431

(Central Region Shop)

15.     CR Machine Shop — Operator: CR Machine Shop, LLC

•     Located in Hopkins County, Kentucky

Address(es):

CR Machine Shop, LLC

555 Brown Lane

Madisonville, KY  42431

(fabrication shop)

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 9.11(d)(v)

LESSOR ESTOPPEL AND CONSENT AGREEMENT PROPERTIES

Mt. Vernon Transfer Terminal

Lease Agreement dated April 15, 1980, by and between Indiana Port Commission and MAPCO Land Corporation (MAPCO Land Corporation changed its name to MAPCO Coal Land Corporation on September 3, 1996; MAPCO Coal Land Corporation merged into Alliance Properties, LLC effective August 4, 1999), as amended and extended. [unrecorded]

Rock Dust Mill

Real Property Lease dated May 15, 2006, by and between Hastie Mining Company and Mid-America Carbonates, LLC. [unrecorded]

Cardinal Mine

(P4-262) Coal Lease Agreement effective January 8, 2010, by and between Thomas B. Badgett, Jr. and Sue Badgett and Alliance Resource Properties, LLC, a Memorandum of Coal Lease Agreement of record in Lease Book 191, at Page 390, in the Hopkins County Clerk’s Office, as amended by Amendment to Coal Lease Agreement effective April 1, 2010, a Memorandum of Amendment to Coal Lease Agreement of record in Lease Book 192, at Page 116, in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities);

(WAR-21-S) Lease Agreement effective May 14,2010 by and between Glenda Thornton and Warrior Coal, LLC [surface], a Memorandum of Lease Agreement of record in Lease Book 192, Page 485 in the Hopkins County Clerk’s Office, as amended by Amendment to Lease Agreement effective October 29, 2010 by and between Glenda Thornton and Warrior Coal, LLC [add ‘1 surface], a Memorandum of Amendment to Lease Agreement of record in Lease Book 194, Page 259 in the Hopkins County Clerk’s Office (Hanson portal, bath house, man shaft, related facilities);

(W AR-29-S) Lease Agreement dated September 23, 2010 by and between Cardinal Trust, LLC and Warrior Coal, LLC, a Memorandum of Lease Agreement of record in Lease Book 193, Page 728 in the Hopkins County Clerk’s Office (slurry disposal);

Agreement between Victor Crowe’s Heirs and Warrior Coal Mining Co. dated 3/23/96 regarding Lease, Victor Crowe, et ux, to Spencer Chemical Company, 8/5/63, 40 acres less 3 acres, Lease Book 60, page 325; assigned to Cardinal Trust by Assignment of Lease, Chevron, U.S.A., Inc. to Cardinal Trust, 9/23/91, Lease Book 152, page 508; and, Cardinal Trust to Cardinal Trust, LLC, Assignment of Lease 10/1197, Lease Book 168, page 22; assigned to SGP Land, LLC by Assignment of Leases dated January 26, 2001, Short Form of record in Lease

Schedules to Note Purchase Agreement,

as amended by First Amendment

Book 173, Page 482, Hopkins County; assigned to Alliance Resource Properties by Assignment of Leases and Agreements dated January 1, 2008 (refuse disposal area);

Dotiki Mine

(DO-P3-1-SL) Surface Lease dated August 29, 2001 by and between Patricia Brooks Taylor, Richard K. Brooks and Marilyne Brooks and Webster County Coal, LLC, a Memorandum of Surface Lease of record in Lease Book 174, Page 462 in the Hopkins County Clerk’s Office and Lease Book 174, Page 467 in the Hopkins County Clerk’s Office (Dotiki IV bath house, office, buildings, supply yard); Lease Agreement dated November 23, 2015 by and between Providence Coal Reserves, LLC and Hopkins County Coal, LLC, a Memorandum of Coal Lease Agreement being of record in Misc. Book 164, Page 354 in the Webster County Clerk’s Office (refuse disposal).

Tunnel Ridge Mine

(TR-3-L) Lease Agreement effective April 1, 2003 by and between Alliance Resource GP, LLC and Tunnel Ridge, LLC (Facilities Lease); (overland belt; refuse disposal; preparation plant)

(TR-4-L) Surface Lease Agreement dated March 22, 2005 by and between Paul Baker and Tunnel Ridge, LLC, a Memorandum of Lease of record as Instrument No. 1611159 in Lease Book 758, Page 126 in the Ohio County (WV) Clerk’s Office; (refuse disposal)

(TR-6-L) Lease Agreement dated April 20, 2016 by and between Robert L. Wagner, Jr. and Tiffany R. Wagner and Tunnel Ridge, LLC (air shaft).

(TR-8-L) Lease from Howard Louis Winters to Tunnel Ridge, LLC, a Memorandum of same being of record in Deed Book 906, Page 604 in the Ohio County (WV) Clerk’s Office; (air shaft)

Excel Mine

(MC-1-L) Indenture of Lease dated July 1, 1974 by and between Annette S. Hatcher, et al. and Pickands Mather & Co. and of record in Deed Book 528, Page 172 in the aforesaid Clerk’s Office, as amended and/or supplemented by Consent to Sublease dated July 1, 1974 and of record in Deed Book 527, Page 20, and by Lease Amendment and Consent to Assignment dated as of March 31, 1982 and of record in Deed Book 570, Page 345 in the aforesaid Clerk’s Office (office and refuse area).

Schedules to Note Purchase Agreement,

as amended by First Amendment

Hamilton Mine

Location	Agreement #	Grantor	Grantee	Agreement Type	Agreement Date	Record Date	Record Number	Use	Acres
	Surface Lease and Use Agreements
Sec 23-4-5	WORL-0047	Melvin L. Heil, owner of the premises subject to the life estate of Angela Heil Seel in an undivided 1/3 AND Angela H. Seel, holder of a life estate to an undivided 1/3 of the premises	White Oak Resources Land LLC	Memorandum of Coal Mining Lease with Option to Purchase Real Estate	2/10/2011	2/10/2011	MI 222-1010	Mine 1 Rial Loop	40.00
Sec 15-4-5	WORL-2057	Barbara K. Miller Ewin, Trustee under the provisions of a Trust Agreement dated April 1, 1992, as amended February 21, 2001, and known as the Miller Land Trust #1	Hamilton County Coal, LLC	Memorandum of Lease for Coal Mining Purposes with Agreement to Purchase Real Estate	12/27/2015	11/17/2015	2015-1735	Mine 1 — Refuse Disposal Area 3	60.00
Sec 7-4-6	HCC-0014	Daniel Ray Birkner	Hamilton County Coal, LLC	Memorandum of Surface Lease Agreement	5/20/2016	6/3/2016	2016-762	Lease for Main North Air Shaft	8.88

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 10.2

EXISTING LIENS

Liens

	Entity	Active Liens
1	Alliance Coal, LLC	3 active UCC-1’s on file; see Annex II and Annex III
2	Alliance Design Group, LLC	None
3	Alliance Land, LLC	None
4	Alliance Minerals, LLC	None
5	Alliance Properties LLC	None
6	Alliance Resource Operating Partners, L.P.	22 active UCC-1’s on file; see Annex I and Annex II
7	Alliance Resource Properties, LLC	None
8	Alliance Service, Inc.	None
9	Alliance WOR Properties, LLC	None
10	Alliance WOR Processing, LLC (former name of Hamilton County Coal, LLC)	None
11	ARP Sebree, LLC	None
12	ARP Sebree South, LLC	None
13	Backbone Mountain, LLC	None
14	CR Machine Shop, LLC	None
15	CR Services, LLC	None
16	Excel Mining, LLC	None
17	Gibson County Coal, LLC	4 active UCC-1’s on file; see Annex II and Annex III
18	Gibson County Coal (South), LLC (former name of CR Services, LLC)	None
19	Hamilton County Coal, LLC	18 active UCC-1’s on file; see Annex I and Annex II

Schedules to Note Purchase Agreement,

as amended by First Amendment

20	Hopkins County Coal, LLC	3 active UCC-1’s on file; see Annex II and Annex III
21	Matrix Design Group, LLC	None
22	Matrix Design International, LLC	None
23	MC Mining, LLC	None
24	Mettiki Coal, LLC	1 active UCC-1 on file; see Annex III
25	Mettiki Coal (WV), LLC	3 active UCC-1 on file; see Annex II
26	Mid-America Carbonates, LLC	1 active UCC-1 on file; see Annex III
27	Mt. Vernon Transfer Terminal, LLC	1 active UCC-1 on file; see Annex II
28	Penn Ridge Coal, LLC	None
29	Pontiki Coal, LLC	None
30	River View Coal, LLC	9 active UCC-1’s on file; see Annex I, Annex II and Annex III
31	Rough Creek Mining, LLC	None
32	Sebree Mining, LLC	3 active UCC-1 on file; see Annex II
33	Steamport, LLC	None
34	Tunnel Ridge, LLC	8 active UCC-1’s on file; see Annex I and Annex II
35	UC Coal, LLC	None
36	UC Mining, LLC	None
37	UC Processing, LLC	None
38	Warrior Coal, LLC	2 active UCC-1’s on file; see Annex II
39	Webster County Coal, LLC	2 active UCC-1’s on file; see Annex II
40	White County Coal, LLC	2 active UCC-1 on file see Annex II
41	White Oak Resources, LLC	32 active UCC-1’s on file; see Annex I, Annex II and Annex III
42	WOR Land 6, LLC	None

*Based on lien searches conducted in (i) the State of Delaware for the companies organized Delaware law, (ii) the Commonwealth of Kentucky for the companies organized under Kentucky law and/or operating in Kentucky, (iii) the State of Oklahoma for the companies operating in Oklahoma, (iv) the State of Pennsylvania for the companies operating in Pennsylvania, (v) the State of Maryland for the companies operating in Maryland, (vi) the State of West Virginia for the companies operating in West Virginia, (vii) the State of Illinois for the companies operating in Illinois and (viii) the State of Indiana for the companies operating in Indiana.

Schedules to Note Purchase Agreement,

as amended by First Amendment

ANNEX I TO SCHEDULE 10.2

Financing Statements Respecting Capital Lease Transactions

2015 Capital Lease Transaction
Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
Beverly Bank & Trust Company N.A.	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155035869		10/30/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Beverly Bank & Trust Company N.A.	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2015-009750		11/12/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Caterpillar Financial Services Corporation	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155298004		11/11/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Caterpillar Financial Services Corporation	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2016-009767		2/9/2016	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
First Financial Equipment Finance LLC	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155199020		11/6/2015	Equipment and related assets; see financing statement and amendment
				File No. 20160985935	2/18/2016
First Financial Equipment Finance LLC	Hamilton County Coal, LLC	Delaware	File No. 20155199350		11/6/2015	Equipment and related assets; see financing statement and amendment
				File No. 20160987170	2/18/2016

Schedules to Note Purchase Agreement,

as amended by First Amendment

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
First Financial Equipment Finance LLC	White Oak Resources, LLC	Delaware	File No. 20155199368		11/6/2015	Equipment and related assets; see financing statement and amendment
				File No. 20160986453	2/18/2016
Macquarie Corporate and Asset Funding Inc.	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155085286		11/2/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
MB Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155016489		10/29/2015	Equipment and related assets; see financing statement and amendments
Hamilton County Coal, LLC
White Oak Resources, LLC
				File No. 20155762843	11/23/2015
				File No. 20162497285	4/27/2016
MB Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2015-009751		11/12/2015	Equipment and related assets; see financing statement and amendment
Hamilton County Coal, LLC
White Oak Resources, LLC
				File No. 2016-009783	4/28/2016
People’s Capital and Leasing Corp	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20156349863		12/30/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
PNC Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 20155038392		10/30/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC

Schedules to Note Purchase Agreement,

as amended by First Amendment

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
PNC Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2015-009748		11/9/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Santander Bank, N.A.	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155042675		10/30/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Santander Bank, N.A.	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2015-009752		11/19/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Signature Financial LLC	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155233407		11/9/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Woodforest National Bank	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20155187975		11/6/2015	Equipment and related assets; see financing statement
Hamilton County Coal, LLC
White Oak Resources, LLC
Woodforest National Bank	Alliance Resource Operating Partners, L.P.	Hamilton County, Illinois	File No. 2015-009749		11/10/2015	Equipment and related assets; see financing statement and amendment
Hamilton County Coal, LLC
White Oak Resources, LLC
				File No. 2016-009772	2/18/2016

Aggregate Facility Principal Balance:  $77,830,728

Schedules to Note Purchase Agreement,

as amended by First Amendment

2016 Capital Lease Transaction
Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
Caterpillar Financial Services Corporation	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20163920368		6/29/2016	Equipment and related assets; see financing statement
River View Coal, LLC
Tunnel Ridge, LLC
First American Commercial Bancorp, Inc.	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20163931423		6/29/2016	Equipment and related assets; see financing statement
River View Coal, LLC
Tunnel Ridge, LLC
Macquarie Corporate and Asset Funding Inc.	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20164024673		7/5/2016	Equipment and related assets; see financing statement
River View Coal, LLC
Tunnel Ridge, LLC
PNC Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20163918867		6/29/2016	Equipment and related assets; see financing statement and amendment
River View Coal, LLC
Tunnel Ridge, LLC
				File No. 20164579130	7/28/2016

Schedules to Note Purchase Agreement,

as amended by First Amendment

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
PNC Equipment Finance, LLC	Alliance Resource Operating Partners, L.P.	Union County, Kentucky	Book 7, Page 367		7/29/2016	Equipment and related assets; see financing statement
River View Coal, LLC
Tunnel Ridge, LLC

Aggregate Facility Principal Balance:  $30,597,638

Schedules to Note Purchase Agreement,

as amended by First Amendment

ANNEX II TO SCHEDULE 10.2

Financing Statements Respecting Receivables Financing

Borrower:  AROP Funding, LLC

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
PNC Bank, National Association, as Administrative Agent	Alliance Coal, LLC	Delaware	File No. 20144927976		12/5/2014	Receivables and related assets; see financing statement
	Alliance Resource Operating Partners, L.P.	Delaware	File No. 20144927703		12/5/2014	Receivables and related assets; see financing statement and amendment
				File No. 20155805493	12/4/2015
	Gibson County Coal, LLC	Delaware	File No. 20144928099		12/5/2014	Receivables and related assets; see financing statement
		Gibson County, Indiana	Instrument No. 201400017892		12/8/2014	Receivables and related assets; see financing statement
		Knox County, Indiana	Instrument No. 2014U0054		12/8/2014	Receivables and related assets; see financing statement
	Hamilton County Coal, LLC	Delaware	File No. 20161144458		2/25/2016	Receivables and related assets; see financing statement
		Hamilton County, Illinois	File No. 2016-009776		2/26/2016	Receivables and related assets; see financing statement
	Hopkins County Coal, LLC	Delaware	File No. 20144928198		12/5/2014	Receivables and related assets; see financing statement
		Hopkins County, Kentucky	Book 10, Page 290		12/9/2014	Receivables and related assets; see financing statement

Schedules to Note Purchase Agreement,

as amended by First Amendment

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
	Mettiki Coal (WV), LLC	Delaware	File No. 20144928248		12/5/2014	Receivables and related assets; see financing statement
		Grant County, West Virginia	Book 261, Page 201		12/8/2014	Receivables and related assets; see financing statement
		Tucker County, West Virginia	Book 271, Page 41		12/8/2014	Receivables and related assets; see financing statement
	Mt. Vernon Transfer Terminal, LLC	Delaware Secretary of State	File No. 20144928354		12/5/2014	Receivables and related assets; see financing statement
	River View Coal, LLC	Delaware	File No. 20144928404		12/5/2014	Receivables and related assets; see financing statement
		Union County, Kentucky	Book 6, Page 646		12/5/2014	Receivables and related assets; see financing statement
	Sebree Mining, LLC	Delaware	File No. 20144928420		12/5/2014	Receivables and related assets; see financing statement
		Hopkins County, Kentucky	Book 10, Page 298		12/10/2014	Receivables and related assets; see financing statement
		Webster County, Kentucky	Fixture Filing Book 5, Page 16		12/9/2014	Receivables and related assets; see financing statement
	Tunnel Ridge, LLC	Delaware	File No. 20144928537		12/5/2014	Receivables and related assets; see financing statement
		Washington County, Pennsylvania	Instrument No. 201440018		12/8/2014	Receivables and related assets; see financing statement

Schedules to Note Purchase Agreement,

as amended by First Amendment

Secured Party	Debtor	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral
		Ohio County, West Virginia	Book 1495, Page 608		12/8/2014	Receivables and related assets; see financing statement
	Warrior Coal, LLC	Delaware	File No. 20161144557		2/25/2016	Receivables and related assets; see financing statement
		Hopkins County, Kentucky	Book 10, Page 762		2/26/2016	Receivables and related assets; see financing statement
	Webster County Coal, LLC	Delaware	File No. 20161144623		2/25/2016	Receivables and related assets; see financing statement
		Webster County, Kentucky	Fixture Filing Book 5, Page 98		2/29/2016	Receivables and related assets; see financing statement
	White County Coal, LLC	Delaware	File No. 20144928594		12/5/2014	Receivables and related assets; see financing statement
		White County, Illinois	Book 2014, Page 21863		12/8/2014	Receivables and related assets; see financing statement
	White Oak Resources, LLC	Delaware	File No. 20161144326		2/25/2016	Receivables and related assets; see financing statement
		Hamilton County, Illinois	File No. 2016-009777		2/26/2016	Receivables and related assets; see financing statement

Aggregate Facility Principal Balance:  $100,000,000.00

Schedules to Note Purchase Agreement,

as amended by First Amendment

ANNEX III TO SCHEDULE 10.2

Other Financing Statements/Liens

Entity	Secured Party	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral	Principal Amount of Obligations Secured
Alliance Coal, LLC	People’s Capital and Leasing Corp.	Delaware	Filing No. 20150458058		2/2/2015	Equipment and related assets; see financing statement	Operating Lease
	IBC Bank	Oklahoma County, Oklahoma	Filing No. 20130415020365190		4/15/2015	Equipment and related assets; see financing statement	Operating Lease
Gibson County Coal, LLC	Bill Miller Equipment Sales, Inc.	Indiana	File No. 201400007666426		9/26/2014	Equipment and related assets; see financing statement	Operating Lease
Hopkins County Coal, LLC	Rudd Equipment Co.	Delaware	File No. 20141409515		4/10/2014	Equipment and related assets; see financing statement and amendment	Operating Lease
				File No. 20141409903	4/10/2014
Mettiki Coal, LLC	Caterpillar Financial Services Corporation	Delaware	File No. 20155516108		11/20/2015	Equipment and related assets; see financing statement	Operating Lease
Mid-America Carbonates, LLC	Alliance Resource Partners, L.P.	Hardin County, Illinois	Book 96, Page 20		2/29/2008	Equipment and related assets; see financing statement	Operating Lease
River View Coal, LLC	Whayne Supply Company	Delaware	File No. 20120880429		3/7/2012	Equipment and related assets; see financing statement	Operating Lease
	Star Capital Group, L.P.	Delaware	File No. 20133503555		9/9/2013	Equipment and related assets; see financing statement	Operating Lease
White Oak Resources, LLC	U.S. Bank Equipment Finance	Delaware	File No. 20140274027		1/22/2014	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20140493825		2/6/2014	Equipment and related assets; see financing statement	Operating Lease

Schedules to Note Purchase Agreement,

as amended by First Amendment

Entity	Secured Party	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral	Principal Amount of Obligations Secured
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20141705177		5/1/2014	Equipment and related assets; see financing statement and amendment	Operating Lease
				File No. 20141717453	5/1/2014
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20142735256		7/10/2014	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20143827276		9/24/2014	Equipment and related assets; see financing statement	Operating Lease
	Joy Global Underground Mining LLC	Delaware	File No. 20150548585		2/9/2015	Consigned inventory and related assets under Life Cycle Management Agreement and Equipment Supply Agreement; see financing statement and amendment	Consignment Arrangement
				File No. 20154833686	10/21/2015
	Joy Global Underground Mining LLC	Delaware	File No. 20150549088		2/9/2015	Consigned inventory and related assets under Life Cycle Management Agreement and Equipment Supply Agreement; see financing statement and amendment	Consignment Arrangement
				File No. 20154833884	10/21/2015

Schedules to Note Purchase Agreement,

as amended by First Amendment

Entity	Secured Party	Filing Jurisdiction	Filing No.	Amendment/ Continuation Filing No.	Filing Date	Collateral	Principal Amount of Obligations Secured
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20151704211		4/21/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20151764314		4/24/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20151835098		4/29/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20151859627		4/30/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20152114055		5/18/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20152269354		5/28/2015	Equipment and related assets; see financing statement	Operating Lease
	Macquarie Corporate and Asset Funding Inc.	Delaware	File No. 20152409034		6/5/2015	Equipment and related assets; see financing statement	Operating Lease

*Financing statements on this Annex III (unless otherwise marked) are provided for informational purposes as they reflect cautionary filings on property leased or consigned to the Company/Subsidiary Guarantors.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 10.3(c)

SURVIVING DEBT

See Schedule 5.15A.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 10.7

EXISTING INVESTMENTS

See Schedule 5.23.

Schedules to Note Purchase Agreement,

as amended by First Amendment

SCHEDULE 10.19

SCHEDULE OF SPECIFIED AFFILIATE TRANSACTIONS

None.